Registration Nos. 33-13053

811-5091

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 20

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 22

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
(Exact name of Registrant)

THE TRAVELERS INSURANCE COMPANY
(Name of Insurance Company)

One Cityplace, Hartford, Connecticut 06103-3415
(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, including Area Code: (860) 308-1000

ERNEST J. WRIGHT
Secretary to the Board of Managers
The Travelers Timed Aggressive Stock
Account for Variable Annuities
One Cityplace
Hartford, Connecticut 06103-3415
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: ___________________

It is proposed that this filing will become effective (check appropriate box):

[ N/A ]	immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]	on May 1, 2003 pursuant to paragraph (b) of Rule 485.

[ N/A ]	___ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ N/A ]	on ___________ pursuant to paragraph (a)(1) of Rule 485.

[ N/A ]	____days after filing pursuant to paragraph (a)(2).

[ N/A ]	on ___________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

[ N/A ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Universal Annuity Prospectus

This prospectus describes Universal Annuity, a flexible premium variable annuity Contract (the “Contract”) issued by The Travelers Insurance Company (the “Company, “our” “us” or “we”).

The Contract’s value will vary daily to reflect the investment experience of the funding options (referred to as “Subaccounts” in your contract) you select and, subject to availability, the interest credited to the Fixed (Flexible Annuity) Account. The Variable Funding Options (sometimes called “Subaccounts”) are:

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for Variable	Travelers Timed Aggressive Stock Account for Variable
Annuities	Annuities
Travelers Money Market Account for Variable Annuities	Travelers Timed Growth and Income Stock Account for
Travelers Quality Bond Account for Variable Annuities	Variable Annuities
Travelers Timed Short-Term Bond Account for Variable Annuities

TRAVELERS FUND U FOR VARIABLE ANNUITIES

Capital Appreciation Fund	Putnam Variable Trust
Dreyfus Stock Index Fund — Initial Shares	Putnam VT International Equity Fund — Class IB Shares(3)
High Yield Bond Trust	Putnam VT Small Cap Value Fund — Class IB Shares
Managed Assets Trust	Salomon Brothers Variable Series Funds Inc.
AllianceBernstein Variable Product Series Fund, Inc.	All Cap Fund — Class I(4)
AllianceBernstein Premier Growth Portfolio — Class B(1)	Investors Fund — Class I
CitiStreet Funds, Inc.	Small Cap Growth Fund — Class I
CitiStreet Diversified Bond Fund — Class I	The Travelers Series Trust
CitiStreet International Stock Fund — Class I	Disciplined Mid Cap Stock Portfolio
CitiStreet Large Company Stock Fund — Class I	MFS Mid Cap Growth Portfolio
CitiStreet Small Company Stock Fund — Class I	Pioneer Fund Portfolio(5)
Delaware VIP Trust	Social Awareness Stock Portfolio
Delaware VIP REIT Series — Standard Class	U.S. Government Securities Portfolio
Dreyfus Variable Investment Fund	Travelers Series Fund Inc.
Dreyfus Variable Investment Fund — Developing Leaders	Alliance Growth Portfolio
Portfolio — Initial Shares(2)	MFS Total Return Portfolio
Franklin Templeton Variable Insurance Products Trust	Smith Barney Aggressive Growth Portfolio
Franklin Small Cap Fund — Class 2 Shares	Smith Barney Large Capitalization Growth Portfolio
Mutual Shares Securities Fund — Class 2 Shares	Van Kampen Life Investment Trust
Templeton Global Asset Allocation Fund — Class 1 Shares	Comstock Portfolio Class II Shares
Templeton Growth Securities Fund — Class 1 Shares	Variable Insurance Products Fund
Greenwich Street Series Fund	Equity-Income Portfolio — Initial Class
Appreciation Portfolio	Growth Portfolio — Initial Class
Fundamental Value Portfolio	Variable Insurance Products Fund II
Janus Aspen Series	Asset Manager Portfolio — Initial Class
International Growth Portfolio — Service Shares	Contrafund® Portfolio — Service Class 2
Lazard Retirement Series, Inc.	Variable Insurance Products Fund III
Lazard Retirement Small Cap Portfolio	Mid Cap Portfolio — Service Class 2
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class

______________

(1)	Formerly Premier Growth Portfolio — Class B	(4)	Formerly Capital Fund — Class I
(2)	Formerly Small Cap Portfolio — Initial Shares	(5)	Formerly Utilities Portfolio
(3)	Formerly Putnam VT International Growth Fund — Class IB Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-9406 or access the SEC’s website (http://www.sec.gov). See Appendix C for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2003

TABLE OF CONTENTS

Glossary	3	Income Options	34
Summary	5	Variable Liquidity Benefit	34
Fee Table	8	Miscellaneous Contract Provisions	34
Condensed Financial Information	15	Right to Return	34
The Annuity Contract	15	Termination of Individual Contract	35
Contract Owner Inquiries	16	Termination of Group Contract or Account	35
Purchase Payments	16	Distribution from One Account to Another Account	36
Accumulation Units	16	Required Reports	36
The Variable Funding Options	16	Change of Contract	36
The Fixed Account	20	Assignment	37
Charges and Deductions	21	Suspension of Payments	37
General	21	Other Information	37
Withdrawal Charge	21	The Insurance Company	37
Free Withdrawal Allowance	23	Financial Statements	37
Administrative Charge	23	Distribution of Variable Annuity Contracts	37
Mortality and Expense Risk Charge	23	Conformity with State and Federal Laws	37
Variable Liquidity Benefit Charge	23	Voting Rights	38
Variable Funding Option Expenses	23	Legal Proceedings and Opinions	38
Premium Tax	23	The Separate Accounts	39
Changes in Taxes Based upon Premium or Value	23	Performance Information	39
Tactical Asset Allocation Services Fees	23	Federal Tax Considerations	40
Managed Separate Account: Management and Fees	24	Non-Resident Aliens	40
Transfers	25	General Taxation of Annuities	40
Dollar-Cost Averaging	26	Types of Contracts: Qualified or Nonqualified	40
Asset Allocation Advice	26	Nonqualified Annuity Contracts	41
Tactical Asset Allocation Services	27	Puerto Rico Tax Considerations	41
Tactical Asset Allocation Risks	27	Qualified Annuity Contracts	41
Access to your Money	28	Penalty Tax for Premature Distributions	42
Systematic Withdrawals	28	Diversification Requirements for Variable Annuities	42
Ownership Provisions	28	Ownership of the Investments	42
Types of Ownership	28	Mandatory Distributions for Qualified Plans	42
Contract Owner	28	Taxation of Death Benefit Proceeds	42
Beneficiary	29	Managed Separate Accounts	43
Annuitant	29	The Travelers Growth and Income Stock
Death Benefit	29	Account	43
Death Proceeds before the Maturity Date	29	The Travelers Quality Bond Account	45
Payment of Proceeds	30	The Travelers Money Market Account	47
Beneficiary Contract Continuance	31	The Travelers Timed Growth and
Planned Death Benefit	31	Income Stock Account	49
Death Proceeds after the Maturity Date	31	The Travelers Timed Short-Term Bond Account	50
The Annuity Period	31	The Travelers Timed Aggressive Stock Account	52
Maturity Date	31	Investments at a Glance	53
Allocation of Annuity	32	Appendix A (Condensed Financial Information)	A-1
Variable Annuity	32	Appendix B (The Fixed Account)	B-1
Fixed Annuity	33	Appendix C (Contents of Statement of
Payment Options	33	Additional Information)	C-1
Election of Options	33
Annuity Options	33

Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value – the Contract Value less any withdrawal charge and premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

Home Office — the Home Office of The Travelers Insurance Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity Payments are to begin.

Participant — an individual participating under a group contract.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 457 or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Variable Funding Options. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Variable Funding Option.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option — an investment option that, through a Subaccount of the Separate Account, invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

Summary:
Travelers Universal Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account, sometimes called The Flexible Annuity Account, that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity or income options. You may receive annuity or income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income or Annuity Payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase a Qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a Qualified Contract, you may make additional payments of at least $20. For Nonqualified Contracts, the minimum initial Purchase Payment is $1,000, and $100 thereafter. No additional payments are allowed if the Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Who is the Contract issued to? If you purchase an individual contract, you are the Contract Owner. If a group “allocated” contract is purchased, we issue certificates to the individual participants. Where we refer to “you,” we are referring to the individual Contract Owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as “Contracts.”

We issue group contracts in connection with retirement plans. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar cost averaging, the CHART program, etc.). Your retirement plan provisions supercede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase units of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. Please refer to Appendix B for possible restrictions between the Fixed Account and the Variable Funding Options.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense (M&E) risk charge daily from the amounts you allocate to the Separate Account. We deduct the M&E at an annual rate of 1.25%. We also deduct a semiannual contract administrative charge of $15. Each Underlying Fund also charges for management costs, any applicable asset allocation fee and other expenses.

If you withdraw amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each Purchase Payment withdrawn if withdrawn within 5 years of the payment date.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 5% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Tactical Asset Allocation Program. If allowed, you may elect to enter into a separate Tactical Asset Allocation services agreement with registered investment advisers who provide Tactical Asset Allocation services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the cash value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase Payments are allocated to the following funding options when you participate in the Tactical Asset Allocation Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account and Travelers Timed Aggressive Stock Account. The Tactical Asset Allocation Program and applicable fees are fully described in a separate Disclosure Statement.
    Asset Allocation Advice. If allowed, you may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC (“CFS”), an affiliate of the Company, for the purpose of receiving asset allocation advice under CFS’s CHART Program. The CHART Program allocates all Purchase Payments among the CitiStreet Funds. The CHART Program and applicable fees are fully described in a separate disclosure statement.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

FEE TABLE

Accounts GIS, QB, MM, TGIS, TSB and TAS
Fund U and its Underlying Funds

The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See Charges and Deductions in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each Variable Funding Option purchases shares of the Underlying Fund at net asset value. The net asset value already reflects the deduction of each Underlying Fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of Underlying Fund expenses.

We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

Transaction Expenses

Contingent Deferred Sales Charge
(as a percentage of Purchase Payments withdrawn)
If withdrawn within 5 years after the Purchase Payment is made	5.00%
If withdrawn 5 or more years after the Purchase Payment is made	0%

Contract Administrative Charge

Semiannual Contract Administrative Charge	$15

Annual Separate Account Charges

Mortality and Expense Risk Charge
(as a percentage of average net assets of Managed Separate Accounts and Fund U)	1.25%

Variable Funding Option Expenses:

The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.27%	2.15%

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(as a percentage of average daily net assets of the funding option)

Funding Options	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account
for Variable Annuities (GIS)	0.64%	—	—	0.64%
Travelers Money Market Account for
Variable Annuities (MM)	0.32%	—	—	0.32%
Travelers Quality Bond Account for Variable
Annuities (QB)	0.32%	—	—	0.32%
Travelers Timed Aggressive Stock Account
for Variable Annuities (TAS)	0.35%	—	1.25%	1.60%
Travelers Timed Growth and Income Stock
Account for Variable Annuities (TGIS)	0.32%	—	1.25%	1.57%
Travelers Timed Short-Term Bond Account
for Variable Annuities (TSB)	0.32%	—	1.25%	1.57%
FUND U
Capital Appreciation Fund	0.81%	—	0.03%	0.84%(15)
Dreyfus Stock Index Fund — Initial Shares	0.25%	—	0.02%	0.27%
High Yield Bond Trust	0.55%	—	0.16%	0.71%(1)
Managed Assets Trust	0.56%	—	0.05%	0.61%(2)
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B*	1.00%	0.25%	0.06%	1.31%
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I	0.45%	—	0.11%	0.56%
CitiStreet International Stock Fund — Class I	0.73%	—	0.17%	0.90%
CitiStreet Large Company Stock Fund — Class I	0.55%	—	0.15%	0.70%
CitiStreet Small Company Stock Fund — Class I	0.60%	—	0.16%	0.76%

Funding Options	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

CitiStreet Funds, Inc. **
CitiStreet Diversified Bond Fund — Class I	0.45%	—	1.36%	1.81%
CitiStreet International Stock Fund — Class I	0.73%	—	1.42%	2.15%
CitiStreet Large Company Stock Fund — Class I	0.55%	—	1.40%	1.95%
CitiStreet Small Company Stock Fund — Class I	0.60%	—	1.41%	2.01%
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	0.75%	—	0.09%	0.84%(3)
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	0.75%	—	0.06%	0.81%
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares*	0.53%	0.25%	0.31%	1.09%(4)
Mutual Shares Securities Fund — Class 2 Shares*	0.60%	0.25%	0.21%	1.06%(4)
Templeton Global Asset Allocation Fund — Class 1 Shares	0.62%	—	0.21%	0.83%(5)
Templeton Growth Securities Fund — Class 1 Shares	0.81%	—	0.06%	0.87%(6)
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(11)
Fundamental Value Portfolio	0.75%	—	0.03%	0.78%(11)
Janus Aspen Series
International Growth Portfolio — Service Shares*	0.65%	0.25%	0.09%	0.99%(7)
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio*	0.75%	0.25%	0.42%	1.42%(8)
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	0.25%	—	0.41%	0.66%(9)
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares*	0.77%	0.25%	0.22%	1.24%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.12%	1.17%
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
Investors Fund — Class I	0.70%	—	0.11%	0.81%(10)
Small Cap Growth Fund — Class I	0.75%	—	0.55%	1.30%
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	0.76%	—	0.09%	0.85%(11)
MFS Mid Cap Growth Portfolio	0.86%	—	0.07%	0.93%(12)
Pioneer Fund Portfolio	0.81%	—	0.19%	1.00%(13)
Social Awareness Stock Portfolio	0.68%	—	0.10%	0.78%(14)
U.S. Government Securities Portfolio	0.38%	—	0.06%	0.44%(15)

Funding Options	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Travelers Series Fund Inc.
Alliance Growth Portfolio	0.80%	—	0.03%	0.83%(16)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(16)
Salomon Brothers Strategic Total Return Bond Portfolio†	0.80%	—	0.44%	1.24%(17)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.03%	0.83%(18)
Smith Barney International All Cap Growth Portfolio†	0.90%	—	0.10%	1.00%(17)
Smith Barney Large Cap Value Portfolio†	0.65%	—	0.03%	0.68%(16)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.05%	0.80%
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.09%	0.94%
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	0.48%	—	0.09%	0.57%(19)
Growth Portfolio — Initial Class	0.58%	—	0.09%	0.67%(20)
High Income Portfolio — Initial Class†	0.58%	—	0.12%	0.70%
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	0.53%	—	0.10%	0.63%(21)
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.10%	0.93%(22)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(23)

______________

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     **   Includes 0.0125 CHART asset allocation fee.

     †   Closed to new investors.

     #   Expense reimbursements or waivers that are voluntary may be terminated at any time.

Notes

     (1)   Management fee includes an administration fee. The management fee has breakpoints. The management rates decrease as the Fund’s net assets increase. See prospectus for detailed information. Fund has a voluntary expense cap of 1.25%.

     (2)   Management fee includes Administration fee. No fees were waived during the period, nor was the Fund reimbursed for expenses. Fund operates under a voluntary expense cap of 1.25%.

     (3)   The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the S eries pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (4)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (5)   The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (6)   The Fund administration fee is paid indirectly through the management fee.

     (7)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements.

     (8)   The Fund maintains a voluntary expense cap of 1.25%.

  (9)   “Other Expenses” reflects a 0.25% administrative fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (10)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (11)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (12)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (13)   The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management fee also includes a 0.06% fee for adminstrative services.

     (14)   Management fee has breakpoints. The management rates decrease, as the Fund’s net assets increase. See prospectus for detailed information. Fund has a voluntary expense cap of 1.25%. The management fee also includes an administrative service fee.

     (15)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

     (16)   Fund has a voluntary expense cap of 1.25%.

     (17)   Fund has a voluntary expense cap of 1.50%.

     (18)   Fund has a voluntary expense cap of 1.00%.

     (19)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Equity Income Portfolio — Initial Class were 0.56%.

     (20)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Growth Portfolio — Initial Class were 0.61%.

     (21)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Asset Manager Portfolio — Initial Class were 0.61%.

     (22)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class 2 were 0.90%.

     (23)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the Underlying Funds for the year ended December 31, 2002. The examples are based on the Funds’ Total Annual Operating Expenses before reimbursement, and do not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets, and the expenses shown in the table above. The examples also reflect the semiannual contract administrative charge.

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for Variable Annuities (GIS)	706	1136	1592	2356	206	636	1092	2356
Travelers Money Market Account for Variable Annuities (MM)	674	1038	1427	2017	174	538	927	2017
Travelers Quality Bond Account for Variable Annuities (QB)	674	1038	1427	2017	174	538	927	2017
Travelers Timed Aggressive Stock Account for Variable Annuities (TAS)	802	1424	2071	3306	302	924	1571	3306
Travelers Timed Growth and Income Stock Account for Variable Annuities (TGIS)	799	1415	2056	3278	299	915	1556	3278
Travelers Timed Short-Term Bond Account for Variable Annuities (TSB)	799	1415	2056	3278	299	915	1556	3278
FUND U
Capital Appreciation Fund	726	1197	1694	2562	226	697	1194	2562
Dreyfus Stock Index Fund — Initial Shares	669	1023	1401	1963	169	523	901	1963
High Yield Bond Trust	713	1157	1628	2429	213	657	1128	2429
Managed Assets Trust	703	1127	1577	2325	203	627	1077	2325
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	773	1338	1929	3030	273	838	1429	3030
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I	698	1112	1551	2273	198	612	1051	2273
CitiStreet International Stock Fund — Class I	732	1215	1724	2623	232	715	1224	2623
CitiStreet Large Company Stock Fund — Class I	712	1154	1623	2419	212	654	1123	2419
CitiStreet Small Company Stock Fund — Class I	718	1172	1653	2481	218	672	1153	2481
CitiStreet Funds, Inc. **
CitiStreet Diversified Bond Fund — Class I	823	1486	2173	3501	323	986	1673	3501
CitiStreet International Stock Fund — Class I	856	1585	2335	3808	356	1085	1835	3808
CitiStreet Large Company Stock Fund — Class I	837	1527	2240	3629	337	1027	1740	3629
CitiStreet Small Company Stock Fund - Class I	843	1544	2268	3683	343	1044	1768	3683

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	726	1197	1694	2562	226	697	1194	2562
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	723	1188	1679	2532	223	688	1179	2532
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares	751	1272	1820	2814	251	772	1320	2814
Mutual Shares Securities Fund — Class 2 Shares	748	1263	1805	2784	248	763	1305	2784
Templeton Global Asset Allocation Fund — Class 1 Shares	725	1194	1689	2552	225	694	1189	2552
Templeton Growth Securities Fund — Class 1 Shares	729	1206	1709	2593	229	706	1209	2593
Greenwich Street Series Fund
Appreciation Portfolio	719	1175	1658	2491	219	675	1158	2491
Fundamental Value Portfolio	720	1178	1663	2501	220	678	1163	2501
Janus Aspen Series
International Growth Portfolio — Service Shares	741	1242	1769	2714	241	742	1269	2714
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	784	1370	1983	3136	284	870	1483	3136
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	708	1142	1602	2377	208	642	1102	2377
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares	766	1317	1894	2962	266	817	1394	2962
Putnam VT Small Cap Value Fund — Class IB Shares	759	1296	1859	2893	259	796	1359	2893
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	739	1236	1759	2694	239	736	1259	2694
Investors Fund — Class I	723	1188	1679	2532	223	688	1179	2532
Small Cap Growth Fund — Class I	772	1335	1924	3020	272	835	1424	3020
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	727	1200	1699	2573	227	700	1199	2573
MFS Mid Cap Growth Portfolio	735	1224	1739	2654	235	724	1239	2654
Pioneer Fund Portfolio	742	1245	1774	2724	242	745	1274	2724
Social Awareness Stock Portfolio	720	1178	1663	2501	220	678	1163	2501
U.S. Government Securities Portfolio	686	1075	1489	2146	186	575	989	2146
Travelers Series Fund Inc.
Alliance Growth Portfolio	725	1194	1689	2552	225	694	1189	2552
MFS Total Return Portfolio	725	1194	1689	2552	225	694	1189	2552
Salomon Brothers Strategic Total Return Bond Portfolio†	766	1317	1894	2962	266	817	1394	2962
Smith Barney Aggressive Growth Portfolio	725	1194	1689	2552	225	694	1189	2552

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Travelers Series Fund Inc. (cont.)
Smith Barney International All Cap Growth Portfolio†	742	1245	1774	2724	242	745	1274	2724
Smith Barney Large Cap Value Portfolio†	710	1148	1612	2398	210	648	1112	2398
Smith Barney Large Capitalization Growth Portfolio	722	1184	1674	2522	222	684	1174	2522
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	736	1227	1744	2664	236	727	1244	2664
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	699	1115	1556	2283	199	615	1056	2283
Growth Portfolio — Initial Class	709	1145	1607	2388	209	645	1107	2388
High Income Portfolio — Initial Class†	712	1154	1623	2419	212	654	1123	2419
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	705	1133	1587	2346	205	633	1087	2346
Contrafund® Portfolio — Service Class 2	735	1224	1739	2654	235	724	1239	2654
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	737	1230	1749	2674	237	730	1249	2674

______________

     †   Closed to new investors.

     **   Includes 0.0125 CHART asset allocation fee.

CONDENSED FINANCIAL INFORMATION

See Appendix A.

THE ANNUITY CONTRACT

Travelers Universal Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Con tract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9406.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. Minimum Purchase Payment amounts are:

    IRAs: $1,000
    other tax-qualified retirement plans: $20 per participant (subject to plan requirements)
    Nonqualified Contracts: $1,000; minimum of $100 for subsequent payment

We will apply the initial Purchase Payment within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments received in good order within one business day, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each Variable Funding Option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for Variable Annuities (GIS)	Seeks long-term accumulation of principal through capital appreciation and retention of net investment income. The Fund normally invests in the common stocks of large U.S. companies based on a quantative screening process and to mirror the overall risk, sector weightings and growth value style characteristics of the S&P 500 Index.	Travelers Asset Management International Company LLC (“TAMIC”)
Travelers Money Market Account for Variable Annuities (MM)	Seeks preservation of capital, a high degree of liquidity and high current income. The Fund normally invests in high quality U.S. dollar denominated money market instruments.	TAMIC
Travelers Quality Bond Account for Variable Annuities (QB)	Seeks current income, moderate capital volatility and total return. The Fund normally invests in investment-grade debt securities and money market instruments.	TAMIC
Travelers Timed Aggressive Stock Account for Variable Annuities (TAS)	Seeks growth of capital. The Fund normally invests in the common stocks of mid-sized U.S. companies using computer models that employ fundamental and technical criteria.	Travelers Investment Management Company (“TIMCO”)
Travelers Timed Growth and Income Stock Account for Variable Annuities (TGIS)	Seeks long-term accumulation of principal through capital appreciation and retention of net investment income. The Fund normally invests in the common stocks of large U.S. companies, while maintaining a marketable portfolio of securities to accommodate market-timing moves.	TIMCO
Travelers Timed Short-Term Bond Account for Variable Annuities (TSB)	Seeks high current income with limited price volatility while maintaining a high degree of liquidity. The Fund normally invests in high quality fixed-income securities, so the Fund’s weighted average maturity is not expected to exceed 9 months.	TIMCO
FUND U
Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	TAMIC Subadviser: Janus Capital Corp. (“Janus Capital”)
Dreyfus Stock Index Fund — Initial Shares	Seeks to match the total return of the S&P 500 Index. The Fund normally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.	The Dreyfus Corporation Subadviser: Mellon Equity Associates
High Yield Bond Trust	Seeks high current income. The Fund normally invests in below investment-grade bonds and debt securities.	TAMIC
Managed Assets Trust	Seeks high total return. The Fund normally invests in equities, convertible and fixed-income securities. The Fund’s policy is to allocate investments among asset classes.	TAMIC Subadviser: TIMCO
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in equity securities of a relatively small number of intensely researched U.S. companies.	Alliance Capital Management L.P.
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I	Seeks maximum long term total return. The Fund normally invests in fixed income securities.	CitiStreet Funds Management LLC (“CitiStreet”) Subadviser: Western Asset Management Company; Salomon Brothers Asset Management (“SBAM”); and SSgA Funds Management (“SSgA”)

Funding Option	Investment Objective	Investment Adviser/Subadviser

CitiStreet International Stock Fund — Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of established non-U.S. companies.	CitiStreet Subadviser: Bank of Ireland Asset Management (U.S.) Limited; Citigroup Asset Management Limited, and SSgA
CitiStreet Large Company Stock Fund — Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of large, well established companies.	CitiStreet Subadviser: Wellington Management Company; Smith Barney Fund Management LLC, and SSgA
CitiStreet Small Company Stock Fund — Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of small companies.	CitiStreet Subadviser: TCW Investment Management; TIMCO; and SSgA
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	Seeks to achieve maximum long term total return with capital appreciation as a secondary objective. The Fund normally invests in companies that manage a portfolio of real estate to earn profits for shareholders (REITS).	Delaware Management Company
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	Seeks to maximize capital appreciation. The Fund normally invests in companies with market capitalizations of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in small capitalization companies.	Franklin Advisers, Inc.
Mutual Shares Securities Fund — Class 2 Shares	Seeks capital appreciation. Income is a secondary objective. The Fund normally invests in equity securities of companies believed to be undervalued.	Franklin Mutual Advisers, LLC
Templeton Global Asset Allocation Fund — Class 1 Shares	Seeks high total return. The Fund normally invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments and it may invest in high-yield, lower rated bonds.	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund — Class 1 Shares	Seeks long-term capital growth. The Fund normally invests in equity securities of companies located anywhere in the world, including the U.S. and emerging markets.	Templeton Global Advisors Limited
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long- term appreciation of capital. The Fund normally invests in equity securities of U.S. companies.	Smith Barney Fund Management LLC (“SBFM”)
Fundamental Value Portfolio	Seeks long-term capital growth. Current income is a secondary consideration. The Fund normally invests in common stocks, and common stock equivalents of companies, believed to be undervalued.	SBFM
Janus Aspen Series
International Growth Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of issuers from at least five countries, excluding the U.S.	Janus Capital
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	Seeks long-term capital appreciation. The Fund normally invests in equity securities, principally common stocks, of relatively small U.S. companies that are believed to be undervalued based on their earnings, cash flow or asset values.	Lazard Asset Management, LLC

Funding Option	Investment Objective	Investment Adviser/Subadviser

PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund normally invests in intermediate maturity fixed income securities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies outside the U.S.	Putnam Investment Management (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in the common stocks of U.S. companies believed to be undervalued in the market.	Putnam
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	SBAM
Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM
Small Cap Growth Fund — Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital. The Fund normally invests in the equity securities of companies with mid-size market capitalizations.	TAMIC Subadviser: TIMCO
MFS Mid Cap Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with medium market capitalization that are believed to have above average growth potential.	TAMIC Subadviser: MFS
Pioneer Fund Portfolio	Seeks reasonable income and capital growth. The Fund normally invests in equity securities that are carefully selected, reasonably priced securities.	TAMIC Subadviser: Pioneer Investment Management Inc.
Social Awareness Stock Portfolio	Seeks long term capital appreciation and retention of net investment income. The Fund normally invests in equity securities. The Fund seeks companies that meet certain investment criteria and social criteria.	SBFM
U.S. Government Securities Portfolio	Seeks current income, total return and high credit quality. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	TAMIC
Travelers Series Fund Inc.
Alliance Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in the equity securities of U.S. companies.	TIA Subadviser: Alliance
MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS

Funding Option	Investment Objective	Investment Adviser/Subadviser

Travelers Series Fund Inc. (cont.)
Salomon Brothers Strategic Total Return Bond Portfolio†	Seeks total return. The Fund normally invests in a globally diverse portfolio of fixed-income securities.	TIA
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation. The Fund normally invests in common stocks of companies that are experiencing, or are expected to experience, growth in earnings.	SBFM
Smith Barney International All Cap Growth Portfolio†	Seeks total return on assets from growth of capital and income. The Fund normally invests in equity securities of foreign companies.	SBFM
Smith Barney Large Cap Value Portfolio†	Seeks income and long-term growth of income and capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc.
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	Fidelity Management & Research Company (“FMR”)
Growth Portfolio — Initial Class	Seeks capital appreciation. The Fund normally invests in common stocks believed to have above-average growth potential.	FMR
High Income Portfolio — Initial Class†	Seeks a high level of current income while also considering growth of capital. The Fund normally invests in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.	FMR
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term. The Fund normally invests by allocating assets among stocks, bonds and short-term instruments.	FMR
Contrafund® Portfolio — Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

______________

     †   Closed to new investors.

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix B for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)
    administration of the annuity options available under the Contracts the distribution of various reports to Contract Owners

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent and other costs of doing business

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a Purchase Payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from Purchase Payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first (“first in, first out”). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:

(a)	any Purchase Payments to which no withdrawal charge applies then

(b)	any remaining free withdrawal allowance (as described below) after reduction by the amount of (a), then

(c)	any Purchase Payments to which withdrawal charges apply (on a first-in, first-out basis) and, finally

(d)	from any contract earnings

Unless we receive instructions to the contrary, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

    from death proceeds
    after the first Contract Year, upon election of an annuity payout (based upon life expectancy) or due to minimum distribution requirements

The withdrawal charge will be waived if:

    an annuity payout is begun
    an income option of at least three years’ duration (without right of withdrawal) is begun after the first contract year the participant under a group contract or Annuitant under an individual contract dies the participant under a group contract or Annuitant under an individual contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract the participant under a group Contract, or Annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the Contract Owner or participant, as provided in the plan the participant under a group contract, or Annuitant under an individual contract, under an IRA plan reaches age 70½, provided the certificate has been in effect five years or more the participant under a group contract, or Annuitant under an individual contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59½, provided the certificate or contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those participants under certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or Annuitant retires at normal retirement age (as defined by the Plan), provided the certificate or contract, as applicable has been in effect one year or more)
    the participant under a Section 457 deferred compensation plan retires and the certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service (“IRS”) rules for group contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a “public employer” in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract or for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) retires at normal retirement age (as defined by the plan) or terminates employment, provided that the Contract Owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company

Free Withdrawal Allowance

Beginning in the second Contract Year, you may withdraw up to 10% of the cash value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to all withdrawals. We reserve the right to not permit the provision on a full surrender.

Administrative Charge

We deduct a semiannual contract administrative charge of $15 in June and December of each year for each individual account maintained. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. This charge does not apply after an annuity payout has begun. This charge will not be deducted from amounts held in the Fixed Account.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge equals 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a surrender charge of 5% of the amounts withdrawn for the first five years following the initial Purchase Payment. Starting in year six, the variable liquidity benefit charge is zero. This charge is not assessed during the accumulation phase. (Please refer to “The Annuity Period” for a description of this benefit.)

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

Tactical Asset Allocation Services Fees

In connection with the Tactical Asset Allocation services provided to participants in Accounts TGIS, TSB and TAS, CitiStreet Financial Services LLC (“CFS”) receives a fee equal on an annual basis to 1.25% of the current value of the assets subject to the program. We deduct this fee daily from the assets of the Market Timed Accounts. CFS also charges a $30 Tactical Asset Allocation application fee.

Participants may discontinue Tactical Asset Allocation services at any time and avoid any subsequent fees for those services by transferring to a non-timed account. (See Tactical Asset Allocation Services.)

Managed Separate Accounts: Management and Fees

The investments and administration of each managed Separate Account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at an annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

The Travelers Investment Management Company (“TIMCO”) is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Cityplace, Hartford, Connecticut, and it is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Citigroup Inc., a bank services holding company. TIMCO provides investment management and advisory services to Accounts TAS, TGIS and TSB. The fees are as follows:

Account	Annual Management Fee

Account TAS	0.35% of average daily net assets
Account TGIS	0.3233% of average daily net assets
Account TSB	0.3233% of average daily net assets

Travelers Asset Management International Company LLC (“TAMIC”) is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Cityplace, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. TAMIC provides investment and management and advisory services to Accounts GIS, QB and MM.

Account	Annual Management Fee

Account GIS
0.65% of the first $500,000,000, plus
0.55% of the next $500,000,000, plus
0.50% of the next $500,000,000, plus
0.45% of the next $500,000,000, plus
0.40% of amounts over $2,000,000,000
(of Account GIS’s aggregate net asset value)

Account QB	0.3233% of average daily net assets
Account MM	0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:

Annual Subadvisory Fee		Aggregate Net Asset Value Of The Account

0.45%	of the first	$700,000,000 plus
0.275%	of the next	$300,000,000 plus
0.25%	of the next	$500,000,000 plus
0.225%	of the next	$500,000,000 plus
0.20%	of amounts over	$2,000,000,000

TIMCO also acts as investment adviser or subadviser for:

  other investment companies used to fund variable products
  individual and pooled pension and profit-sharing accounts
  affiliated companies of The Travelers Insurance Company.

TAMIC also acts as investment adviser or subadviser for:

  other investment companies used to fund variable products

    individual and pooled pension and profit-sharing accounts and domestic insurance companies affiliated with The Travelers Insurance Company nonaffiliated insurance companies.

TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred
        the number of transfers you made within the previous three months whether your transfers follow a pattern designed to take advantage of short-term market fluctuations whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract

Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Asset Allocation Advice

You may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC, (“CFS”) an affiliate of the Company. For a fee, CFS provides asset allocation advice under its CHART Program®, which is fully described in a separate Disclosure Statement. The CHART Program may not be available in all marketing programs through which this Contract is sold.

TACTICAL ASSET ALLOCATION SERVICES

Accounts TGIS, TSB and TAS (“Market Timed Accounts”) are funding options available to individuals who have entered into Tactical Asset Allocation services agreements (“Tactical Asset Allocation agreements”) with registered investment advisers who provide Tactical Asset Allocation services (“registered investment advisers”). These agreements allow the registered investment advisers to act on your behalf by transferring all or a portion of your cash value units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

You may transfer account values from any of the Market Timed Accounts to any of the other funding options. However, if you are in a Market Timed Account, and transfer all current account values and direct all future allocations to a non-timed funding option, the Tactical Asset Allocation agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on your behalf. Partial withdrawals from the Market Timed Accounts do not affect the Tactical Asset Allocation agreements.

CFS, a registered investment adviser and an affiliate of the Company, provides Tactical Asset Allocation services for a fee. The fee equals 1.25% annually of the current value of the assets subject to the program. CFS also charges a $30 program application fee. If you terminate your Tactical Asset Allocation agreement and decide to reenter an agreement, the Tactical Asset Allocation fees will be reassessed, and a new $30 application fee will be charged by CFS.

We deduct the Tactical Asset Allocation fee from the assets of the Market Timed Accounts. Although the Tactical Asset Allocation agreements are between you and CFS, we are solely responsible for payment of the fee to CFS. On each Valuation Date, we deduct the amount necessary to pay the fee from each Market Timed Account and, in turn, pay that amount to CFS. This is the only payment method available to those who enter into Tactical Asset Allocation agreements. Individuals in the Market Timed Accounts may use unaffiliated market timing investment advisers with our approval and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Because the Tactical Asset Allocation services are provided according to individual agreements between you and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role for services or the related fees.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See Federal Tax Considerations.)

Tactical Asset Allocation Risks

If you invest in the Market Timed Accounts without a Tactical Asset Allocation agreement, you may bear a higher proportion of the expenses associated with Separate Account portfolio turnover. In addition, those who allocate amounts to these accounts without a Tactical Asset Allocation agreement will still have the Tactical Asset Allocation fees deducted on a daily basis. We intend to identify any such individuals and restore to their accounts, no less frequently than monthly, an amount equal to the deductions for the Tactical Asset Allocation fees. However, this restored amount will not reflect any investment experience of the fees deducted.

If you participate in a Tactical Asset Allocation agreement, you may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers who provide Tactical Asset Allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers, who provide Tactical Asset Allocation services, may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one Tactical Asset Allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one Tactical Asset Allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a higher portion of the expense for the transfer.

ACCESS TO YOUR MONEY

Under a group contract, before a participant’s Maturity Date, we will pay all or any portion of that participant’s Cash Surrender Value, that is, the cash value less any withdrawal charge and any premium tax not previously deducted, to the owner or participant, as provided in the plan. A group Contract Owner’s account may be surrendered for cash without the consent of any participant, as provided in the plan.

Under an individual contract, the Contract Owner may redeem all or any portion of the Cash Surrender Value any time before the Maturity Date. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which amounts are to be withdrawn, the withdrawal will be made on a pro rata basis. The Cash Surrender Value will be determined as of the business day after we receive the surrender request at our Home Office. The cash value may be more or less than the Purchase Payments made. Withdrawals during the annuity period are not allowed.

We may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

Participants in Section 403(b) tax-deferred annuity plans may not withdraw certain salary reduction amounts before reaching age 59½, unless withdrawn due to separation from service, death, disability or hardship. (See Federal Tax Considerations.)

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect this option, you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59½. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

Annuitant

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

DEATH BENEFIT

Death Proceeds before the Maturity Date

The following death benefit applies to all Contracts that include a death benefit. We calculate the death benefit amount as of the date our Home Office receives proof of death. All amounts will be reduced by any outstanding loans, prior withdrawals and any premium taxes due.

Individual Contract	Group Contract

If Annuitant dies on or after age 75, and before the Maturity Date:	If participant dies on or after age 75, and before the Maturity Date:
Amount paid: the cash value of the Contract	Amount paid: the participant’s interest under the Contract
If Annuitant dies before age 75, and before the Maturity Date:	If participant dies before age 75, and before the Maturity Date:
Amount paid: the greater of (1),(2) or (3) below:	Amount paid: the greatest of (1), (2) or (3) below:
(1) the cash value	(1) the participant’s interest
(2) total Purchase Payments	(2) the total Purchase Payments made on behalf of the participant
(3) the cash value on the most recent 5(th) multiple
   contract year anniversary (i.e., 5(th), 10(th), 15(th),
   etc.) less any withdrawals made since that
anniversary before we receive Due Proof of Death.	(3) the participant’s interest on the most recent 5(th) multiple Certificate year anniversary (i.e., 5(th), 10(th), 15(th), etc.) less any withdrawals made since that anniversary before we receive Due Proof of Death.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the Annuitant)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Owner (who is the Annuitant)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes
Annuitant (where owner is a nonnatural entity/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)
Beneficiary	No death proceeds are payable; Contract continues.		N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*

Owner / Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Beneficiary	No death proceeds are payable; Contract continues.		N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

_____________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump-sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the time we receive Due Proof of Death (“Death Report Date”). The initial Contract Value of the continued Contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary's life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among payout options (annuity or income options) or elect a lump-sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are a series of periodic payments for a fixed period or a fixed amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 70th birthday for Qualified Contracts and the Annuitant’s 75th birthday for Nonqualified Contracts or ten years after the effective date of the Contract, if later. (For contracts issued in Florida and New York, the Maturity Date you elect may not be later than the Annuitant’s 90th birthday.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 85th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner’s attainment of age 70½ or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, your net investment rate corresponds to an annual interest rate of 3.5%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3.5%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3.5%, then the dollar amount of your variable Annuity Payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 5 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See Annuity Options.)

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $20, we reserve the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner/participant.

Annuity Options

Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as selected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

Option 3 — Unit Refund Life Annuity. The Company will make Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

Option 4 — Joint and Last Survivor Life Annuity — No Refund. The Company will make Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor’s death.

Option 5 — Joint and Last Survivor Life Annuity — Annuity Reduces on Death of Primary Payee. The Company will make Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee.

On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments that would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 6 — Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Income Options

Income payments are periodic payments made by the Company that are not based on the life of any person.

The Cash Surrender Value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the Cash Surrender Value during the accumulation phase, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining Cash Surrender Value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period. We will make payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

Option 3 — Investment Income. We will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Surrender Value under this option over the amount applied under this option. No payment will be made if the Cash Surrender Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. (See Federal Tax Considerations.) This option will generally be inappropriate under federal tax law for periods that exceed the participant’s attainment of age 70½.

Variable Liquidity Benefit

This benefit is only offered with the income option Payments for a Fixed Period.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the Contract Specifications page multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

Generally, there is no right to return for group contracts/certificates, including Contracts issued under the Texas Optional Retirement Program.

We will determine the cash value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination of Individual Contract

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, unless otherwise specified by state law, we reserve the right to terminate the Contract on any business day if the cash value as of that date is less than $500 and no Purchase Payments have been made for at least three years. Termination will not occur until 31 days after we have mailed notice of termination to the Contract Owner’s last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge.

Termination of Group Contract or Account

Termination by Owner — If an owner or a participant terminates an account, in whole or in part, while the Contract remains in effect, and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, we will pay or transfer the Cash Surrender Value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated, and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant’s interest either as instructed by the owner or the participant, or under one of the options described under Options in the Event of Termination of a Participant.

Termination by Participant — If a participant terminates an individual account, in whole or in part, while the Contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant or transferred to any other funding vehicle, we will pay or transfer the Cash Surrender Value of the terminated account.

Termination by the Company and Termination Amount — If the cash value in a participant’s individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, we reserve the right to terminate that account, and to move the cash value of that participant’s individual account to the owner’s account.

If the plan does not allow for this movement to the owner’s account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

      there is no cash value in any participant’s individual account and the cash value of the owner’s account, if any, is less than $500 and the premium has not been paid for at least three years

If this Contract is terminated, the cash value of the owner’s account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after we have mailed notice of termination to the group Contract Owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

Options in the Event of Termination of a Participant — In the event that, before a participant’s Maturity Date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant’s interest may elect:

      if that participant is at least 50 years of age, to have that participant’s interest applied to provide an annuity option or an income option.
      if the Contract is continued, to have that participant’s interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the Maturity Date).
      to have the owner or that participant, as provided in the plan, receive that participant’s interest in cash.
      if that participant becomes a participant under another group contract of this same type that is in effect with us, to transfer that participant’s interest to that group contract.
      to make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan will be moved to the owner’s account.

Automatic Benefit — In the event of termination, unless otherwise provided in the Plan, a participant’s interest will continue as a paid-up deferred annuity in accordance with option 2 above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the owner or to that participant, as provided in the plan.

Annuity Payments — Termination of this Contract or the plan will not affect payments being made under any annuity option, which began before the date of termination.

Distribution from One Account to Another Account

Under a group contract, the owner may, as provided for in the plan, distribute the cash value from the owner’s account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner’s account without a charge.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Change of Contract

For group contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the termination amount (see Termination of Contract or Account), the amount of certain charges and deductions, the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners’ accounts and individual accounts under the Contract, to only the owners’ accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

Assignment

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

OTHER INFORMATION

The Insurance Company

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

Financial Statements

The financial statements for the insurance company and for the Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Cityplace, Hartford, CT. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to the sale of the Contracts. Also, we may pay additional compensation or permit other promotional incentives in cash, credit or other compensation for, among other things, training, marketing or services provided.

Up-front compensation paid to sales representatives will not exceed 10% of the Purchase Payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually.

Conformity with State and Federal Laws

The laws of the state in which we deliver a contract govern that contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

Fund U. In accordance with our view of present applicable law, we will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Underlying Funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

Accounts GIS, QB, MM, TGIS, TSB and TAS. Contract Owners participating in Accounts GIS, QB, MM, TGIS, TSB or TAS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners’ approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners’ approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each Contract Owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days’ written notice of the meeting will be given.

Votes for which participants under a group contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Company.

There are no pending legal proceedings affecting the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse effect on the ability of the Company to meet its obligations under the applicable contract.

THE SEPARATE ACCOUNTS

The Separate Accounts

Two different types of Separate Accounts are available to fund the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U’s assets are invested exclusively in the shares of the Underlying Funds.

The second type of Separate Account available under the Contract, the “managed Separate Accounts,” (Accounts GIS, QB, MM, TGIS, TSB and TAS) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed Separate Accounts are invested directly in securities such as stocks, bonds or money market instruments that are compatible with the stated investment policies of each Separate Account. Each of the Separate Accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

The Separate Accounts were established on the following dates: Fund U — May 16, 1983; Account GIS — September 22, 1967; Account QB — July 29, 1974; Account MM — December 29, 1981; Accounts TGIS and TSB — October 30, 1986; and Account TAS — January 2, 1987.

We hold the assets for the exclusive benefit of the owners of the Separate Accounts, according to the laws of the State of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Accounts, are in accordance with the Contracts, credited to or charged against the Separate Accounts without regard to other income, gains or losses of the Company. The assets held by the Separate Accounts are not chargeable with liabilities arising out of any other business that we may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

For each managed Separate Account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value.

Shares of the Variable Funding Options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would no t bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, the Company may advertise several types of historical performance for the funding options of Fund U. The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS and Fund U, calculated in a manner prescribed by the SEC, as well as the nonstandardized total returns, as described below.

Standardized Method. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the semiannual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. Nonstandardized “total returns” will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the semiannual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For funding options that were in existence before they became available under the Separate Account, the nonstandardized average annual total returns will reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000, and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, Qualified or Nonqualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as Nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult wit h a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax adviser regarding this issue.

Penalty Tax for Premature Distributions

For both Qualified and Nonqualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity contract based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement.

Minimum Distributions For Beneficiaries. When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

MANAGED SEPARATE ACCOUNTS

As described earlier in this prospectus, there are various funding options available to you under your Universal Annuity Contract. You may select from several Variable Funding Options, which are described in detail in separate prospectuses. In addition, you may choose to invest in one or more of the managed Separate Accounts (the “Accounts”) also offered through your Contract. Detailed information regarding these Accounts such as investment objectives, investment techniques, risk factors and management of the Accounts, is provided below. Not all funding options or Accounts may be available to you. Please refer to your Contract. There can be no assurance that the Accounts’ investment objectives will be achieved.

The Travelers Growth and Income Stock Account
for Variable Annuities (Account GIS)

Investment Adviser: TAMIC

Subadviser: TIMCO

Portfolio Manager: Sandip Bhagat

Investment Objective: Long-term accumulation of principal through capital appreciation and retention of net investment income.

Key Investments: Common stock of large U.S. companies.

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    fixed-income securities such as bonds and notes, including U.S. Government securities exchange-traded stock index futures
    covered call options, put options
    foreign securities

For a complete list of all investments available to Account GIS, please refer to the Investments at a Glance table at the end of this section and in the SAI.

Principal Risk Factors: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

Fundamental Investment Policies

The fundamental investment policies of Account GIS permit it to:

1.	invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

2.	borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

3.	purchase interests in real estate represented by securities for which there is an established market

4.	make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

5.	acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer)

6.	make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts and

7.	invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933)

The Travelers Quality Bond Account
for Variable Annuities (Account QB)

Investment Adviser: TAMIC

Portfolio Manager: F. Denney Voss

Investment Objective: Current income, moderate capital volatility and total return.

Key Investments: Investment grade debt securities and money market instruments.

Selection Process: The Account normally invests at least 80% of its assets in investment-grade bonds and debt securities (“80% investment policy”). Investment-grade bonds are those rated within the three highest categories by Standard & Poors Ratings Group, Moody’s Investors Service, Inc., or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the adviser. The adviser expects that the Fund’s investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account’s total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    treasury bills
    repurchase agreements
    commercial paper
    certificates of deposit
    banker’s acceptances
    bonds, notes, debentures
    convertible securities
    when-issued securities
    interest rate future contracts

Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account’s 80% investment policy.

For a complete list of all investments available to Account QB, please refer to the “Investments at a Glance” table at the end of this section and in the SAI.

Principal Risk Factors: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the Investments, Practices and Risks section of this prospectus.

Fundamental Investment Policies

The fundamental investment policies of Account QB permit it to:

1.	invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit)

2.	borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

3.	purchase interests in real estate represented by securities for which there is an established market

4.	make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

5.	acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer) and

6.	make purchases on margin in the form of short-term credits that are necessary for the clearance of transactions, and place up to 5% of its net asset value in total margin deposits for positions in futures contracts

The Travelers Money Market Account
for Variable Annuities (Account MM)

Investment Adviser: TAMIC

Portfolio Manager: Emil J. Molinaro, Jr.

Investment Objective: Preservation of capital, a high degree of liquidity and high current income.

Key Investments: Money market instruments.

Selection Process: The Account is a “money market” Account that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions). The Account’s manager selects from the following or other similar investments, as described in the Investments at a Glance table at the end of this section and in the SAI.

Commercial Paper and Short-Term Corporate Debt	Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs. These debt securities are issued with maturities of more than 9 months. The Account may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.

U.S. Government Money Market Securities	These are short-term debt instruments issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency’s right to borrow from the U.S. Treasury under certain circumstances. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

Credit and Liquidity Enhancements	Enhancements include letters of credit, guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Account to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund’s share price.

Put Features	Entitle the holder to put or sell a security back to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the Account may accept a lower rate of interest. The Account evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider’s creditworthiness affects the credit quality of the investment.

Variable and Floating Rate Securities	Have interest rates that adjust periodically, which may be either at specific intervals or whenever an external benchmark rate changes. Interest-rate adjustments are designed to help maintain a stable price for the security.

Repurchase Agreements	These agreements permit the Account to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

Principal Risk Factors

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account’s short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account’s securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account’s investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Account investments may be unprofitable in a time of sustained high inflation. In addition, the Account’s investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

Fundamental Investment Policies

The fundamental investment policies of Account MM permit it to:

1.	invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction

2.	invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof

3.	acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

4.	borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM’s assets (including the amount borrowed) and

5.	pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM’s assets.

The Travelers Timed Growth and Income Stock Account
For Variable Annuities (Account TGIS)

Investment Adviser: TIMCO

Portfolio Managers: Sandip Bhagat

Investment Objective: Long-term accumulation of principal through capital appreciation and retention of net investment income.

Key Investments: Common stock of large U.S. companies.

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). Account TGIS invests primarily in stocks of large U.S. companies representing a wide range of industries, while maintaining a highly marketable portfolio in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account TGIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor’s 500 Stock Index (“S&P 500”). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account TGIS will also use exchange-traded financial futures contracts to facilitate market-timed moves, and as a hedge to protect against changes in stock prices or interest rates. Account TGIS, to a lesser extent, may invest in other securities. These additional investments include, but are not limited to, the following:

    fixed-income securities such as bonds and notes including U.S. Government securities covered call options, put options
    foreign securities

For a complete list of all investments available to Account TGIS, please refer to the Investments at a Glance table at the end of this section and in the SAI.

Principal Risk Factors: Account TGIS is most subject to equities risk and market-timing risk. For a complete discussion of these and other risks carried by the investments of Account TGIS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TGIS.

Fundamental Investment Policies

The fundamental investment policies of Account TGIS are the same as Account GIS. (See Account GIS —Fundamental Investment Policies.)

The Travelers Timed Short-Term Bond Account
For Variable Annuities (Account TSB)

Investment Adviser: TIMCO

Portfolio Manager: Emil Molinaro, Jr.

Investment Objective: High current income with limited price volatility while maintaining a high degree of liquidity.

Key Investments: High quality fixed-income securities.

Selection Process: The Account normally invests at least 80% of its assets in high quality U.S. dollar denominated instruments (“80% investment policy”). High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The weighted average maturity of the portfolio is not expected to exceed 9 months. The Account’s manager selects from the following or other similar investments, as described in the Investments at a Glance table at the end of this section and in the SAI.

80% Investment Policy: The Account will notify shareholders at least 60 days prior to changing its 80% investment policy.

Commercial Paper And Short-Term Corporate Debt	Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds rated at least AA with final maturities of 18 months or less at time of purchase.

U.S. Government Securities	These are short-term debt instruments issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency’s right to borrow from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

Repurchase Agreements	Permit the Account to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

Principal Risk Factors

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account’s short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account’s securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account’s investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Fundamental Investment Policies

The fundamental investment policies of Account TSB permit it to:

1.	invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction

2.	invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

3.	acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

4.	borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB’s assets (including the amount borrowed) and

5.	pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB’s assets.

The Travelers Timed Aggressive Stock Account
For Variable Annuities (Account TAS)

Investment Adviser: TIMCO

Portfolio Manager: Sandip Bhagat

Investment Objective: Growth of capital

Key Investments: Common stock of mid-size U.S. companies

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). In selecting investments for the portfolio, TIMCO identifies stocks that appear to be undervalued. A computer model reviews over one thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index. Computer-aided analysis may also be used to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account TAS may invest in smaller or larger companies without limitation. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    convertible securities
    rights and warrants
    foreign securities
    illiquid securities
    money market instruments
    call or put options

In addition, Account TAS will use exchange-traded futures contracts to facilitate market-timed moves. For a complete list of all investments available to Account TAS, please refer to the “Investments at a Glance” table at the end of this section and in the SAI.

Principal Risk Factors: Account TAS is most subject to equities risk, including smaller companies risk, and market-timing risk. For a complete discussion of these types of risk as well as other risks carried by the investments of Account TAS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TAS.

Fundamental Investment Policies

The fundamental investment policies of Account TAS permit it to:

1.	invest up to 5% of its assets in the securities of any one issuer

2.	borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes

3.	pledge up to 10% of its assets to secure borrowings

4.	invest up to 25% of its assets in the securities of issuers in the same industry and

5.	invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available

INVESTMENTS AT A GLANCE

Each Account invests in various instruments subject to its particular investment policies. The Accounts invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.

Investment Techniques	GIS	MM	QB	TAS	TGIS	TSB
Affiliated Bank Transactions
American Depositary Receipts	X		X	X	X
Asset-Backed Mortgage Securities	X		X	X	X
Bankers Acceptances	X	X	X	X	X	X
Buying Put and Call Options	X			X	X
Certificates of Deposit	X	X	X	X	X	X
Commercial Paper	X	X	X	X	X	X
Convertible Securities	X		X	X
Corporate Asset-Backed Securities	X		X	X	X	X
Debt Securities	X	X	X	X	X	X
Emerging Market Securities
Equity Securities	X		X	X	X
Floating & Variable Rate Instruments	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X
Forward Contracts on Foreign Currency
Futures Contracts	X		X	X	X
Illiquid Securities	X	X	X	X	X	X
Indexed Securities			X		X	X
Index Futures Contracts	X		X	X	X
Investment Company Securities
Investment in Unseasoned Companies	X		X	X	X
Lending Portfolio Securities
Letters of Credit	X		X	X	X
Loan Participations
Money Market Instruments	X	X	X	X	X	X
Options on Foreign Currencies
Options on Index Futures Contracts	X		X	X	X	X
Options on Stock Indices	X				X
Other Direct Indebtedness		X
Real Estate-Related Instruments	X		X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X		X	X	X
Short Sales “Against the Box”
Short-Term Money Market Instruments	X	X	X	X	X	X
Swap Agreements
Temporary Bank Borrowing	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X
Variable Amount Master Demand Notes	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities	X		X	X	X
Writing Covered Call Options	X			X	X

APPENDIX A — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the variable charge of 1.25% = (Standard Death Benefit).

1.25% M&E, $15 semiannual administrative charge

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (Qualified) (12/87)	2002	5.151	3.811	112,917,479
	2001	7.058	5.151	128,046,604
	2000	9.148	7.058	136,178,399
	1999	6.033	9.148	131,074,825
	1998	3.779	6.033	104,732,013
	1997	3.034	3.779	84,249,946
	1996	2.396	3.034	64,313,961
	1995	1.779	2.396	46,001,247
	1994	1.892	1.779	40,159,839
	1993	1.665	1.892	30,002,734
	1992	1.433	1.665	16,452,751

Capital Appreciation Fund (Nonqualified) (12/87)	2002	5.342	3.952	7,287,601
	2001	7.319	5.342	9,708,506
	2000	9.487	7.319	12,230,700
	1999	6.257	9.487	11,805,266
	1998	3.920	6.257	11,574,317
	1997	3.146	3.920	9,790,619
	1996	2.485	3.146	7,880,742
	1995	1.845	2.485	4,452,835
	1994	1.962	1.845	3,605,182
	1993	1.727	1.962	2,824,437
	1992	1.487	1.727	1,019,857

Dreyfus Stock Index Fund (1/92)	2002	2.878	2.207	153,048,245
	2001	3.319	2.878	164,059,330
	2000	3.704	3.319	167,537,774
	1999	3.110	3.704	168,819,126
	1998	2.456	3.110	147,530,630
	1997	1.870	2.456	109,316,975
	1996	1.546	1.870	66,097,845
	1995	1.144	1.546	43,246,729
	1994	1.148	1.144	31,599,969

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Dreyfus Stock Index Fund (continued)	1993	1.064	1.148	26,788,975
	1992	1.000	1.064	12,089,171

High Yield Bond Trust (Qualified) (12/87)	2002	3.818	3.944	7,239,826
	2001	3.530	3.818	6,818,699
	2000	3.539	3.530	5,541,335
	1999	3.432	3.539	6,318,997
	1998	3.261	3.432	6,959,458
	1997	2.833	3.261	6,673,442
	1996	2.472	2.833	5,311,906
	1995	2.167	2.472	4,592,111
	1994	2.222	2.167	4,708,453
	1993	1.974	2.222	5,065,683
	1992	1.767	1.974	4,730,040

High Yield Bond Trust (Nonqualified) (12/87)	2002	3.858	3.985	813,492
	2001	3.566	3.858	913,547
	2000	3.576	3.566	763,446
	1999	3.468	3.576	897,624
	1998	3.295	3.468	1,010,743
	1997	2.863	3.295	973,305
	1996	2.498	2.863	667,125
	1995	2.189	2.498	508,757
	1994	2.245	2.189	584,751
	1993	1.994	2.245	602,989
	1992	1.785	1.994	427,749

Managed Assets Trust (Qualified) (12/87)	2002	4.584	4.138	42,278,690
	2001	4.890	4.584	47,257,058
	2000	5.033	4.890	50,788,460
	1999	4.462	5.033	54,962,744
	1998	3.720	4.462	53,900,099
	1997	3.105	3.720	53,840,612
	1996	2.763	3.105	55,152,471
	1995	2.201	2.763	57,085,309
	1994	2.281	2.201	58,355,494
	1993	2.111	2.281	63,537,832
	1992	2.034	2.111	65,925,187

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Managed Assets Trust (Nonqualified) (12/87)	2002	4.934	4.453	4,104,748
	2001	5.264	4.934	5,225,058
	2000	5.417	5.264	5,689,717
	1999	4.802	5.417	6,247,877
	1998	4.004	4.802	5,958,414
	1997	3.342	4.004	5,163,947
	1996	2.975	3.342	4,684,442
	1995	2.369	2.975	4,141,157
	1994	2.455	2.369	4,813,034
	1993	2.273	2.455	4,489,322
	1992	2.189	2.273	4,120,447

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/01)	2002	0.856	0.585	2,555,550
	2001	1.000	0.856	848,693

CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I (6/93)	2002	1.637	1.762	202,596,628
	2001	1.551	1.637	223,788,825
	2000	1.398	1.551	144,750,526
	1999	1.456	1.398	163,821,569
	1998	1.352	1.456	170,066,956
	1997	1.221	1.352	159,728,032
	1996	1.221	1.221	137,075,188
	1995	1.010	1.221	101,376,422
	1994	1.085	1.010	70,927,733
	1993	1.000	1.085	25,466,509

CitiStreet International Stock Fund — Class I (5/93)	2002	1.666	1.278	157,090,552
	2001	2.147	1.666	157,226,415
	2000	2.364	2.147	124,881,600
	1999	1.806	2.364	147,993,706
	1998	1.592	1.806	161,689,822
	1997	1.534	1.592	143,959,193
	1996	1.274	1.534	121,895,846
	1995	1.084	1.274	70,364,454
	1994	1.180	1.084	47,095,715
	1993	1.000	1.180	16,943,798

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

CitiStreet Large Company Stock Fund — Class I (6/93)	2002	1.683	1.282	203,063,963
	2001	2.022	1.683	199,593,964
	2000	2.408	2.022	172,083,988
	1999	2.445	2.408	176,542,224
	1998	2.143	2.445	187,872,118
	1997	1.647	2.143	185,895,286
	1996	1.354	1.647	170,552,375
	1995	0.990	1.354	137,330,147
	1994	1.012	0.990	100,081,555
	1993	1.000	1.012	37,136,233

CitiStreet Small Company Stock Fund — Class I (5/93)	2002	2.047	1.542	93,220,050
	2001	2.041	2.047	100,583,198
	2000	1.877	2.041	143,472,873
	1999	1.390	1.877	181,955,240
	1998	1.541	1.390	187,717,148
	1997	1.460	1.541	162,145,977
	1996	1.526	1.460	122,877,399
	1995	1.168	1.526	103,824,182
	1994	1.079	1.168	73,837,797
	1993	1.000	1.079	27,011,473

Dreyfus Variable Investment Fund
Small Cap Portfolio — Initial Shares (5/98)	2002	1.085	0.867	47,369,020
	2001	1.171	1.085	38,640,850
	2000	1.046	1.171	30,292,993
	1999	0.860	1.046	8,736,573
	1998	1.000	0.860	4,814,869

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (5/01)	2002	0.929	0.654	1,397,130
	2001	1.000	0.929	499,835

Templeton Global Asset Allocation Fund — Class 1 (1/92)	2002	2.331	2.207	59,225,975
	2001	2.615	2.331	67,658,190
	2000	2.640	2.615	76,624,552
	1999	2.176	2.640	88,550,617

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Templeton Global Asset Allocation Fund — Class 1 (continued)	1998	2.070	2.176	105,823,749
	1997	1.815	2.070	124,603,105
	1996	1.546	1.815	113,808,987
	1995	1.277	1.546	107,468,938
	1994	1.333	1.277	103,406,989
	1993	1.070	1.333	51,892,645
	1992	1.000	1.070	13,888,462

Templeton Global Income Securities Fund — Class 1 (1/92)	2002	1.417	1.693	—
	2001	1.399	1.417	6,108,990
	2000	1.345	1.399	6,528,329
	1999	1.447	1.345	7,676,157
	1998	1.367	1.447	9,862,746
	1997	1.351	1.367	10,501,579
	1996	1.250	1.351	10,260,252
	1995	1.101	1.250	10,536,435
	1994	1.172	1.101	10,185,995
	1993	1.065	1.172	8,013,975
	1992	1.000	1.065	3,477,470

Templeton Growth Securities Fund — Class 1 (1/92)	2002	2.924	2.359	107,999,132
	2001	2.990	2.924	121,148,360
	2000	2.819	2.990	132,342,348
	1999	2.211	2.819	144,148,362
	1998	2.211	2.211	164,479,451
	1997	2.001	2.211	180,875,987
	1996	1.655	2.001	154,614,154
	1995	1.338	1.655	122,960,800
	1994	1.385	1.338	101,461,716
	1993	1.047	1.385	43,847,436
	1992	1.000	1.047	10,432,914

Greenwich Street Series Fund
Appreciation Portfolio (5/02)	2002	1.000	0.846	876,855

Fundamental Value Portfolio (5/01)	2002	0.921	0.716	21,690,834
	2001	1.000	0.921	10,466,261

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
International Growth Portfolio — Service Shares (5/01)	2002	0.834	0.611	1,992,686
	2001	1.000	0.834	767,684

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.858	0.698	2,779,812
	2001	1.000	0.858	860,189

Putnam VT Small Cap Value Fund — Class IB Shares (5/01)	2002	1.090	0.879	23,342,138
	2001	1.000	1.090	11,993,138

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/01)	2002	0.945	0.699	16,640,804
	2001	1.000	0.945	11,454,930

Investors Fund — Class I (5/01)	2002	0.916	0.696	4,408,473
	2001	1.000	0.916	2,700,117

Small Cap Growth Fund — Class I (5/01)	2002	0.971	0.626	1,495,493
	2001	1.000	0.971	508,252

The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio (5/98)	2002	1.272	1.076	29,242,637
	2001	1.342	1.272	25,278,517
	2000	1.165	1.342	20,156,506
	1999	1.040	1.165	2,428,698
	1998	1.000	1.040	1,388,007

MFS Mid Cap Growth Portfolio (5/01)	2002	0.776	0.392	5,435,082
	2001	1.000	0.776	2,867,666

Social Awareness Stock Portfolio (5/92)	2002	2.661	1.975	15,983,693
	2001	3.195	2.661	17,249,885
	2000	3.251	3.195	17,315,383
	1999	2.842	3.251	17,998,888
	1998	2.176	2.842	13,304,950
	1997	1.731	2.176	9,539,133

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Social Awareness Stock Portfolio (continued)	1996	1.461	1.731	6,355,111
	1995	1.109	1.461	4,840,885
	1994	1.153	1.109	3,498,916
	1993	1.086	1.153	2,920,464
	1992	1.000	1.086	1,331,885

U.S. Government Securities Portfolio (1/92)	2002	1.791	2.010	57,617,140
	2001	1.714	1.791	31,721,264
	2000	1.517	1.714	24,809,824
	1999	1.602	1.517	27,101,315
	1998	1.472	1.602	36,339,225
	1997	1.323	1.472	22,809,036
	1996	1.321	1.323	19,054,429
	1995	1.074	1.321	21,338,806
	1994	1.153	1.074	22,709,043
	1993	1.066	1.153	22,142,424
	1992	1.000	1.066	8,566,148

Utilities Portfolio (2/94)	2002	1.813	1.249	12,848,343
	2001	2.384	1.813	16,856,879
	2000	1.943	2.384	16,838,824
	1999	1.969	1.943	15,035,212
	1998	1.686	1.969	16,377,929
	1997	1.363	1.686	12,539,047
	1996	1.284	1.363	13,258,249
	1995	1.005	1.284	11,917,700
	1994	1.000	1.005	5,739,775

Travelers Series Fund Inc.
Alliance Growth Portfolio (2/95)	2002	2.404	1.577	40,014,581
	2001	2.810	2.404	45,323,782
	2000	3.480	2.810	45,021,396
	1999	2.664	3.480	37,607,862
	1998	2.091	2.664	31,613,033
	1997	1.640	2.091	19,535,233
	1996	1.284	1.640	10,808,561
	1995	1.000	1.284	2,498,303

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Total Return Portfolio (2/95)	2002	2.073	1.940	37,930,887
	2001	2.099	2.073	31,890,733
	2000	1.822	2.099	24,307,183
	1999	1.798	1.822	23,142,389
	1998	1.630	1.798	22,751,440
	1997	1.362	1.630	14,655,213
	1996	1.205	1.362	7,302,057
	1995	1.000	1.205	2,733,609

Putnam Diversified Income Portfolio (3/95)	2002	1.289	1.348	—
	2001	1.252	1.289	5,511,538
	2000	1.273	1.252	5,639,063
	1999	1.275	1.273	6,580,248
	1998	1.282	1.275	7,549,029
	1997	1.206	1.282	5,170,756
	1996	1.128	1.206	2,374,774
	1995	1.000	1.128	774,330

Salomon Brothers Strategic Total Return Bond Fund (3/95)	2002	1.539	1.646	274,333
	2001	1.464	1.539	298,023
	2000	1.403	1.464	204,663
	1999	1.446	1.403	193,477
	1998	1.487	1.446	239,757
	1997	1.402	1.487	222,251
	1996	1.195	1.402	242,281
	1995	1.000	1.195	161,842

Smith Barney Aggressive Growth Portfolio (5/01)	2002	0.946	0.629	26,371,596
	2001	1.000	0.946	11,836,932

Smith Barney High Income Portfolio (3/95)	2002	1.225	1.170	—
	2001	1.289	1.225	2,667,071
	2000	1.419	1.289	2,505,183
	1999	1.400	1.419	2,379,162
	1998	1.412	1.400	2,256,378
	1997	1.256	1.412	1,306,786
	1996	1.124	1.256	552,595
	1995	1.000	1.124	137,755

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney International All Cap Growth Portfolio (2/95)	2002	1.193	0.875	17,421,508
	2001	1.755	1.193	20,784,495
	2000	2.332	1.755	19,849,422
	1999	1.408	2.332	11,828,513
	1998	1.339	1.408	8,375,884
	1997	1.321	1.339	7,634,378
	1996	1.137	1.321	5,777,413
	1995	1.000	1.137	592,682

Smith Barney Large Cap Value Portfolio (2/95)	2002	2.001	1.474	13,428,790
	2001	2.207	2.001	15,355,264
	2000	1.975	2.207	12,672,102
	1999	1.999	1.975	13,364,863
	1998	1.843	1.999	13,037,850
	1997	1.474	1.843	10,871,165
	1996	1.246	1.474	6,133,368
	1995	1.000	1.246	1,747,341

Smith Barney Large Capitalization Growth Portfolio (5/01)	2002	0.908	0.675	2,526,696
	2001	1.000	0.908	995,768

Variable Insurance Products Fund
Equity Income Portfolio — Initial Class (7/93)	2002	2.464	2.021	145,200,703
	2001	2.626	2.464	163,252,519
	2000	2.452	2.626	174,162,199
	1999	2.335	2.452	216,707,783
	1998	2.118	2.335	243,963,799
	1997	1.674	2.118	237,049,548
	1996	1.484	1.674	205,636,010
	1995	1.112	1.484	153,542,685

Growth Portfolio — Initial Class (1/92)	2002	2.943	2.031	228,718,721
	2001	3.619	2.943	261,638,873
	2000	4.117	3.619	285,710,512
	1999	3.033	4.117	301,815,334
	1998	2.201	3.033	295,980,481
	1997	1.805	2.201	289,001,967

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Growth Portfolio — Initial Class (continued)	1996	1.594	1.805	274,892,066
	1995	1.192	1.594	229,298,932

High Income Portfolio — Initial Class (2/92)	2002	1.382	1.412	26,479,748
	2001	1.585	1.382	30,344,154
	2000	2.071	1.585	35,414,243
	1999	1.939	2.071	43,921,791
	1998	2.052	1.939	49,346,978
	1997	1.766	2.052	48,895,121
	1996	1.568	1.766	40,308,612
	1995	1.316	1.568	32,634,690

Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class (1/92)	2002	2.105	1.898	123,597,634
	2001	2.223	2.105	146,070,368
	2000	2.343	2.223	162,774,171
	1999	2.135	2.343	193,548,947
	1998	1.879	2.135	226,655,321
	1997	1.577	1.879	240,063,870
	1996	1.394	1.577	249,049,606
	1995	1.207	1.394	271,006,817
	1994	1.301	1.207	282,474,420
	1993	1.088	1.301	162,412,035
	1992	1.000	1.088	30,207,239

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/01)	2002	1.029	0.915	8,998,649
	2001	1.000	1.029	1,515,233

Notes

Effective June 7,2002, the Travelers Series Fund Inc.: Salomon Brother Strategic Bond Portfolio (f/k/a/ Salomon Brothers Global High Yield Portfolio) changed its name to Salomon Brothers Strategic Total Return Bond Portfolio.

Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

Notes (continued)

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

On July 12, 2002, The Travelers Series Trust: U.S. Government Securities Portfolio was substituted for the Travelers Series Fund Inc.: Smith Barney High Income Portfolio, which is no longer available as a funding option.

On July 12, 2002, The Travelers Series Trust: U.S. Government Securities Portfolio was substituted for Franklin Templeton Variable Insurance Products Trust: Templeton Global Income Securities Portfolio, which is no longer available as a funding option.

On July 12, 2002, The Travelers Series Trust: U.S. Government Securities Portfolio was substituted for the Travelers Series Fund Inc.: Putnam Diversified Income Portfolio, which is no longer available as a funding option.

The Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new Contract Owners.

The Travelers Series Fund Inc.: Smith Barney Large Cap Value Portfolio is no longer available to new Contract Owners.

The Travelers Series Fund Inc.: Salomon Brother Strategic Total Return Bond Fund is no longer available to new Contract Owners.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Growth and Income Stock Account (Account GIS') for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account GIS’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2002	2001 *	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.229	$.254	$.232	$.256	$.234	$.228	$.212	$.205	$.189	$.184
Operating expenses	.287	.343	.416	.385	.303	.228	.175	.140	.115	.106

Net investment income (loss)	(.058)	(.089)	(.184)	(.129)	(.069	.000	.037	.065	.074	.078
Unit Value at beginning of year	17.245	20.498	23.436	19.253	14.955	11.371	9.369	6.917	7.007	6.507
Net realized and change in unrealized gains (losses)	(3.691)	(3.164)	(2.754)	4.312	4.367	3.584	1.965	(2.387)	.164	.422

Unit Value at end of year	$13.496	$17,245	$20.498	$23.436	$19.253	$14.955	$11.371	$9.369	$6.917	$7.007

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(3.75)	$(3.25)	$(2.94)	$4.18	$4.30	$3.58	$2.00	$2.45)	$(.09)	$.50
Ratio of operating expenses to average net assets	1.89%	1.88%	1.85	1.85%	1.81%	1.70%	1.70%	1.70%	1.65%	1.57%
Ratio of net investment income (loss) to average net assets	(.37)%	(.49)%	(.82)	(.62)%	(.41)%	.00%	.36%	.79%	1.05%	1.15%
Number of units outstanding at end of year (thousands)	24,100	27,559	29,879	32,648	32,051	29,545	27,578	26,688	26,692	28,497
Portfolio turnover rate	54%	32%	52%	47%	50%	64%	85%	96%	103%	81%
Contracts issued prior to May 16, 1983	2002	2001 *	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.240	$.266	$.242	$.267	$.243	$.233	$.216	$.208	$.192	.189
Operating expenses	.261	.311	.376	.347	.272	.201	.154	.123	.100	.092

Net investment income (loss)	(.021)	(.045)	(.134)	(.080)	(.029)	.032	.062	.085	.092	.097
Unit Value at beginning of year	18.064	21.418	24.427	20.017	15.510	11.763	9.668	7.120	7.194	6.664
Net realized and change in unrealized gains (losses)	(3.871)	(3.309)	(2.875)	4.490	4.536	3.715	2.033	2.463	(.166)	.433

Unit Value at end of year	$14.172	$18.064	$21.418	24.427	$20.017	$15.510	$11.763	$9.668	$7.120	7.194

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(3.89)	$(3.35)	$(3.01)	$4.41	$4.51	$3.75	$2.10	$2.55	$(.07)	$.53
Ratio of operating expenses to average net assets	1.64%	1.63%	1.60%	1.60%	1.56%	1.45%	1.45%	1.45%	1.41	1.33%
Ratio of net investment income (loss) to average net assets	(.12)%	(.24)%	(.57)%	(.37)%	(.16)%	.24%	.60%	1.02%	1.30%	1.40%
Number of units outstanding at end of year (thousands)	9,089	10,329	11,413	12,646	13,894	15,194	16,554	17,896	19,557	21,841
Portfolio turnover rate	54%	32%	52%	47%	50%	64%	85%	96%	103%	81%

______________

*	For 2001 the “Number of units outstanding as end of year.” were restated, for consistency, to include Annuity Units.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Quality Bond Account (Account QB) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account QB’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2002	2001 *	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.363	$.402	$.427	$.378	$.350	$.342	$.368	$.319	$.310	$.299
Operating expenses	.097	.101	.092	.091	.088	.082	.078	.073	.069	.067

Net investment income	.266	.301	.335	.287	.262	.260	.290	.246	.241	.232
Unit Value at beginning of year	6.309	6.063	5.810	5.765	5.393	5.060	4.894	4.274	4.381	4.052
Net realized and change in unrealized gains (losses)	(.219)	(.055)	(.082)	(.242)	.110	.073	(.124)	.374	(.348)	.097

Unit Value at end of year	$6.356	$6.309	$6.063	$5.810	$5.765	$5.393	$5.060	$4.894	$4.274	$4.381

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$.05	$.25	$.25	$.04	$.37	$.33	$.17	$.62	$(.11)	$.33
Ratio of operating expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%
Ratio of net investment income to average net assets	4.31%	4.74	5.69%	4.97%	4.71%	5.00%	5.87%	5.29%	5.62%	5.41%
Number of units outstanding at end of year (thousands)	12,733	15,116%	14,045	17,412	21,251	21,521	24,804	27,066	27,033	28,472
Portfolio turnover rate	113%	166%	105%	340%	438%	196%	176%	138%	27%	24%
Contracts issued prior to May 16, 1983	2002	2001 *	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.381	$.421	$.446	$.393	$.363	$.353	$.379	$.328	$.318	$.306
Operating expenses	.086	.089	.081	.080	.076	.071	.067	.063	.059	.058

Net investment income	.295	.332	.365	.313	.287	.282	.312	.265	.259	.248
Unit Value at beginning of year	6.608	6.335	6.055	5.994	5.593	5.234	5.050	4.400	4.498	4.150
Net realized and change in unrealized gains (losses)	(.229)	(.059)	(.085)	(.252)	.114	.077	(.128)	.385	(.357)	.100

Unit Value at end of year	$6.674	$6.608	$6.335	$6.055	$5.994	$5.593	$5.234	$5.050	$4.400	$4.498

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$.07	$.27	$.28	$.06	$.40	$.36	$.18	$.65	$(.10)	$.35
Ratio of operating expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	4.56%	4.99%	5.93%	5.22%	4.96%	5.25%	6.12%	5.54%	5.87%	5.66%
Number of units outstanding at end of year (thousands)	4,684	5,194	5,491	6,224	6,880	7,683	8,549	9,325	10,694	12,489
Portfolio turnover rate	113%	166%	105%	340%	438%	196%	176%	138%	27%	24%

______________

      *   For 2001 the “Number of units outstanding as end of year.” were restated, for consistency, to include annuity units

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Money Market Account (Account MM) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account MM’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.048	$.114	$.167	$.130	$.133	$.128	$.121	$.127	$.087	$.065
Operating expenses	.043	.042	.041	.039	.038	.036	.035	.034	.032	.031

Net investment income	.005	.072	.126	.091	.095	.092	.086	.093	.055	.034
Unit Value at beginning of year	2.739	2.667	2.541	2.450	2.355	2.263	2.177	2.084	2.029	1.995

Unit Value at end of year	$2.744	$2.739	$2.667	$2.541	$2.450	$2.355	$2.263	$2.177	$2.084	$2.029

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase in unit value	$.01	$.07	$.13	$.09	$.10	$.09	$.09	$.09	$.06	$.03
Ratio of operating expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%
Ratio of net investment income to average net assets	0.21%	2.64%	4.84%	3.62%	3.95%	4.02%	3.84%	4.36%	2.72%	1.68%
Number of units outstanding at end of year (thousands)	50,702	63,430	55,477	70,545	41,570	36,134	38,044	35,721	39,675	34,227
Contracts issued prior to May 16, 1983	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.051	$.120	$.174	$.135	$.138	$.134	$.125	$.130	$.091	$.067
Operating expenses	.038	.037	.037	.034	.033	.032	.030	.030	.028	.027

Net investment income	.013	.083	.137	.101	.105	.102	.095	.100	.063	.040
Unit Value at beginning of year	2.869	2.786	2.649	2.548	2.443	2.341	2.246	2.146	2.083	2.043

Unit Value at end of year	2.882	$2.869	$2.786	$2.649	$2.548	$2.443	$2.341	$2.246	$2.146	$2.083

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase in unit value	$.01	$.08	$.14	$.10	$.11	$.10	$.10	$.10	$.06	$.04
Ratio of operating expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	.46%	2.89%	5.09%	3.87%	4.20%	4.27%	4.10%	4.61%	2.98%	1.93%
Number of units outstanding at end of year (thousands)	49	60	70	80	91	105	112	206	206	218

______________

*	On May 1, 1990 TAMIC replaced TIMCO as the investment advise for Account MM.

**	For 2001 the “Number of units outstanding as end of year.” were restated, for consistency, to include annuity units

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation Unit outstanding throughout each period

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Timed Growth and Income Stock Account (Account TGIS) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TGIS’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.052	$.064	$.094	$.076	$.064	$.075	$.061	$.083	$.064	$.043
Operating expenses	.097	.117	.145	.136	.110	.090	.069	.057	.041	.042

Net investment income (loss)	(.045)	(.053)	(.051)	(.060)	(.046)	(.015)	(.008)	.026	.023	.001
Unit Value at beginning of year	3.914	4.679	5.394	4.468	3.526	2.717	2.263	1.695	1.776	1.689
Net realized and change in unrealized gains (losses)	(.812)	(.712)	(.664)	.986	.988	.824	.462	.542	(.104)	0.086

Unit Value at end of year	$3.057	$3.914	$4.679	$5.394	$4.468	$3,526	$2.717	$2.263	$1.695	$1.776

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(.86)	$(.77)	$(.72)	$.93	$.94	$.81	$.45	$.57	$(.08)	$.09
Ratio of operating expenses to average net assets*	2.82%	2.82% %	2.82%	2.82% %	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%
Ratio of net investment income (loss) to average net assets	(1.27)%	1.30% %	(.98)%	(1.25)%	(1.16)%	(.45)%	(.34)%	1.37%	1.58%	0.08%
Number of units outstanding at end of year (thousands)	39,162	38,818	27,691	26,010	25,192	60,312	68,111	105,044	29,692	—
Portfolio turnover rate	84%	59%	59%	51%	81%	63%	81%	79%	19%	70%

______________

*	Annualized.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES*
Per Unit Data for an Accumulation Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Timed Short-Term Bond Account (Account TSB) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TSB’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2002	2001	2000	1999	1998	1997		1996		1995		1994		1993

SELECTED PER UNIT DATA
Total investment income	$.028	$.065	$.096	$.076	$.078	$.077		$.057		$.074		$.055		$.041
Operating expenses	.044	.044	.042	.041	.040	.039	**	.030	**	.035	**	.036	**	.037	**

Net investment income (loss)	(.016)	.021	.054	.035	.038	0.38		.027		.039		.019		.004
Unit Value at beginning of year	1.549	1.527	1.473	1.437	1.399	1.361		1.333		1.292		1.275		1.271
Net realized and change in unrealized gains (losses)***	—	.001	—	.001	.000	.000		.001		.002		(.002)		—

Unit Value at end of year	$1.533	$1.549	$1.527	$1.473	$1.437	$1.399		$1.361		$1.333		$1.292		$1.275

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(.02)	$.02	$.05	$.04	$.04	$.04		$.03		$.04		$.02		$—
Ratio of operating expenses to average net assets****	2.82%	2.82%	2.82%	2.82%	2.82%	2.82	%**	2.82	%**	2.82	%**	2.82	%**	2.82	%**
Ratio of net investment income to average net assets	(1.04)%	1.37%	3.61%	2.38%	2.71%	2.77%		2.47%		3.17%		1.45%		.39%
Number of units outstanding at end of year (thousands)	20,968	23,384	75,112	109,666	137,067	47,262		54,565		—		216,713		353,374

______________

     *   Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

     **   Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

     ***   Annualized.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Timed Aggressive Stock Account (Account TAS) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TAS’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.050	$.063	$.084	$.052	$.056	$.063	$.041	$.042	$.036	$.037
Operating expenses	.125	.134	.135	.110	.098	.085	.069	.057	.049	.048

Net investment income (loss)	(.075)	(.071)	(.051)	(.058)	(.042)	(.022)	(.028)	(.015)	(.013)	(.011)
Unit Value at beginning of year	4.730	4.986	4.371	3.907	3.389	2.623	2.253	1.706	1.838	1.624
Net realized and change in unrealized gains (losses)	(.688)	(.185)	.666	522.560		.788	.398	.562	(.119)	.225

Unit Value at end of year	$3.967	$4.730	$4.986	$4.371	$3.907	$3.389	$2.623	$2.253	$1.706	$1.838

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(.76)	$(.26)	$.61	$.46	$.52	$.77	$.37	$.55	$(.13)	$.21
Ratio of operating expenses to average net assets*	2.85%	2.85	2.85%	2.85%	2.85%	2.85%	2.84%	2.83%	2.80%	2.82%
Ratio of net investment income to (loss) average net assets	1.70%	(1.53)%	(1.06)%	(1.49)%	(1.21)%	(.76)%	(1.13)%	(.74)%	(.72)%	(.80)%
Number of units outstanding at end of year (thousands)	21,164	19,061	13,923	15,180	16,452	25,865	30,167	45,575	25,109	43,059
Portfolio turnover rate	116%	49%	106%	85%	113%	92%	98%	113%	142%	71%

______________

*	Annualized.

APPENDIX B

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 10% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to Qualified Contracts or transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

B-1

APPENDIX C

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

Description of The Travelers Insurance Company and The Separate Accounts
The Insurance Company
The Separate Accounts
Investment Objectives, Policies and Risks
Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts
Investment Restrictions
The Travelers Growth and Income Stock Account For Variable Annuities
The Travelers Timed Growth and Income Stock Account for Variable Annuities
The Travelers Timed Aggressive Stock Account for Variable Annuities
The Travelers Quality Bond Account for Variable Annuities
The Travelers Money Market Account for Variable Annuities
The Travelers Timed Short-Term Bond Account for Variable Annuities
Investment Management and Advisory Services
Advisory Fees
TIMCO
TAMIC
Code of Ethics
Valuation of Assets
Net Investment Factor
Federal Tax Considerations
Performance Information
The Board of Managers
Administrative Services
Distribution and Principal Underwriting Agreement
Securities Custodian
Independent Accountants
Financial Statements

Copies of the Statement of Additional Information dated May 1, 2003 (Form No. L-11165S) are available without charge. To request a copy, please clip this coupon on the line, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415.

Name:	______________________________
Address:	______________________________
______________________________

C-1

The Travelers Universal Annuity

Individual And Group
Variable Annuity Contracts
Issued By
The Travelers Insurance Company

L-11165	May, 2003

PART B

Information Required in a Statement of Additional Information

UNIVERSAL ANNUITY

STATEMENT OF ADDITIONAL INFORMATION: May 1, 2003

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (“GIS”)
THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (“QB”)
THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES (“MM”)
THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (“TGIS”)
THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES (“TSB”)
THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES (“TAS”)
THE TRAVELERS FUND U FOR VARIABLE ANNUITIES (“Fund U”)

VARIABLE ANNUITY CONTRACTS
Issued By
THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated May 1, 2003. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the “Company”), Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415 or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

TABLE OF CONTENTS (cont’d)	PAGE

Administrative Services	43

Securities Custodian	43

Independent Auditors	43

Financial Statements	F-1

2

DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY

AND THE SEPARATE ACCOUNTS

The Insurance Company

The Travelers Insurance Company (the “Company”) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. (“Citigroup”), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup’s activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

State Regulation. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the “Commissioner”). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

The Separate Accounts

Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and will comply with the provisions of the Investment Company Act of 1940. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorize the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

Each Account’s investment objective and, unless noted as fundamental, its investment policies may be changed without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in an Account’s investment objective or policies may result in the Account having a different investment objective from those that an owner selected as appropriate at the time of investment.

Listed below for quick reference are the types of investments that each Account may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Accounts’ investments and investment techniques follows the chart.

3

Investment Technique	GIS	QB	MM	TGIS	TSB	TAS

Affiliated Bank Transactions

American Depositary Receipts	X	X		X		X

Asset-Backed Mortgage Securities	X	X		X		X

Bankers’ Acceptances	X	X	X	X	X	X

Buying Put and Call Options	X			X		X

Certificates of Deposit	X	X	X	X	X

Commercial Paper	X	X	X	X	X	X

Convertible Securities	X	X		X		X

Corporate Asset-Backed Securities	X	X		X	X	X

Debt Securities	X	X	X	X	X	X

Emerging Market Securities

Equity Securities	X	X		X		X

Floating & Variable Rate Instruments	X	X	X	X	X	X

Foreign Securities	X	X	X	X		X

Forward Contracts on Foreign Currency

Futures Contracts	X	X		X		X

Illiquid Securities	X	X	X	X	X	X

Indexed Securities		X		X	X

Index Futures Contracts	X	X		X		X

Investment Company Securities

Investment in Unseasoned Companies	X	X		X		X

Lending Portfolio Securities

Letters of Credit	X	X		X		X

Loan Participations

Money Market Instruments	X	X	X	X	X	X

Options on Foreign Currencies

Options on Index Futures Contracts	X	X		X	X	X

Options on Stock Indices	X			X

Other Direct Indebtedness			X

Real Estate-Related Instruments	X	X		X		X

Repurchase Agreements	X	X	X	X	X	X

Reverse Repurchase Agreements	X	X		X		X

Short Sales “Against the Box”

Short-Term Money Market Instruments	X	X	X	X	X	X

Swap Agreements

Temporary Bank Borrowing	X	X	X	X	X	X

U.S. Government Securities	X	X	X	X	X	X

Variable Amount Master Demand Notes	X	X	X	X	X	X

When-Issued & Delayed Delivery Securities	X	X	X	X	X	X

Writing Covered Call Options	X			X		X

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DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS

Writing Covered Call Options: The Accounts will write only “covered” call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. These call options generally will be short-term contracts with a duration of nine months or less. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security’s price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account’s total returns.

The premium received for writing a covered call option will be recorded as a liability in each Account’s Statement of Assets and Liabilities. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.

In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Accounts’ rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Buying Put And Call Options: The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed “over-the-counter” with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

The Accounts will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account’s risk is limited to the option premium paid.

The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

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Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

Money Market Instruments: Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers’ acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Short-Term Money Market Instruments. The Accounts may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers’ acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody’s, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody’s or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Accounts.

Certificates of Deposit: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers’ acceptances or other similar obligations issued by foreign banks. Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

Bankers’ Acceptances: Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank, which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by Accounts MM or TSB must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

United States Government Securities: Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business

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Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Gov ernment, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

Repurchase Agreements: Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor’s credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller’s simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of “book-entry” securities, segregation in the counterparty’s account at the Federal Reserve for the benefit of the Account is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Account would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

When-Issued Securities. Certain Accounts may, from time to time, purchase new-issue government or agency securities on a “when-issued,” “delayed-delivery,” or “to-be-announced” basis (“when-issued securities”). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Accounts’ customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Account’s net asset value daily from the commitment date. While the adviser or subadviser intends for the Account to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. An Account does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, an Account normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Accounts do not intend to purchase when-issued securities for speculative or “leverage” purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when an Account commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

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The adviser and subadvisers believe that purchasing securities in this manner will be advantageous to the Accounts. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, an Account would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

Floating and Variable Rate Instruments: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Account limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Accounts’ right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Accounts elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, exc ept when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Accounts’ custodian, subject to a subcustodian agreement approved by the Accounts between that bank and the Accounts’ custodian.

The floating and variable rate obligations that the Accounts may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives an Account an undivided interest in the underlying obligations in the proportion that the Account’s interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

Variable Amount Master Demand Notes: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by an Account at varying rates of interest pursuant to direct arrangements between the Account as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, an Account’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Account will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Account (as lender) and the issuer of the note (as borrower). Under the note, an Account has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by an Account permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by an Account may have maturities of more than one year, provided that: (1) the Account is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days b ut may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary

8

market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, an Account’s right to redeem depends on the borrower’s ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, an Account will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

Zero Coupon Bonds and Step-Up Bonds. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Account has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on an Account to the extent it invests in zero coupon bonds.

Pay-In-Kind Bonds. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer’s option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on an Account to the extent that it invests in PIK bonds.

Reset Bonds. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

Increasing Rate Notes. Increasing rate notes (“IRNs”) have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer-term debt.

Equity Securities. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Stocks. Certain Accounts expect to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The value of an Account’s shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Accounts also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Accounts may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. An Account may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the lack of publicly available information due to their relatively short operating record as public companies.

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Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of an Account, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

Convertible Securities. Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer’s common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock .. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer’s common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Debt Securities. Debt securities held by an Account may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as “high-yield/high-risk” or “junk” bonds) have greater speculative characteristics. Adverse

10

business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Accounts may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody’s, (see the Appendix for more information)) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds are commonly referred to as “junk bonds”. There is no minimum acceptable rating for a security to be purchased or held by certain Accounts, and an Account may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company’s cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of these restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, an Account may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Account.

An Account may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Account even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if an Account owns a bond that is called, the Account

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will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Account.

Evaluating the Risks of Lower-Rated Securities. An Account’s adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

  Credit Research. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer’s management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer s financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer’s assets rather than historical costs.

  Diversification. An Account generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

  Economic Analysis. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by an Account investing in these bonds of its investment objective may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Account invested exclusively in higher-rated bonds.

Exchange-Traded Financial Futures. Certain Accounts may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities (“interest rate futures”) as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stock at a future date for a fixed price.

An Account will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Account will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Account’s investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”). To ensure that its futures transactions meet CFTC standards, the Account will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

Stock Index Futures Contracts. Certain Accounts may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. Each Account may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. While futures positions

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taken by an Account are usually liquidated in this manner, an Account may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by an Account, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, an Account will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options On Stock Index Futures Contracts. Certain Accounts also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Accounts may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether, in order to achieve a particular objective, the Account enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Account will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks Of Futures Contracts and Options On Futures Contracts. In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Account are intended to correlate with the Account’s portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Account. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that an Account’s transactions in those instruments will not in fact offset the impact on the Account of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Account which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Account.

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To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Account, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Account may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Account’s securities is particularly relevant to futures contracts. An Account, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Account. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Accounts intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid m arket for such instruments will exist when they seek to “close out” (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. An Account may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Account may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Accounts’ assets posted as margin in connection with these transactions as permitted under the Act. The Accounts will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that an Account could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Account could effect such recovery.

The success of these techniques depends, among other things, on the adviser’s or subadviser’s ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which an Account is exposed. These transactions also, of course, may be more, rather than less, favorable to an Account than originally anticipated.

Swaps. Swaps are over-the-counter (OTC) agreements that typically require counterparties to make periodic payments to each other for a specified period. The calculation of these payments is based on an agreed-upon amount, called the notional amount that generally is exchanged only in currency swaps. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

Foreign and Emerging Markets Securities. Certain Accounts may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Accounts may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), and similar instruments providing for indirect investment in

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securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, an Account may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on an Account’s investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that an Account’s assets are invested substantially in a single country or market, the Account is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer an Account an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund’s foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of an Account’s assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Account bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world’s largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

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Illiquid Securities. Certain Accounts may make investments in illiquid securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the “1933 Act”) and Rule 144A securities. Inmost instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Accounts will not bear the expense of such registration. In determining securities subject to the percentage limitation, an Account will include, in addition to restricted securities, repurchase agreements maturing in more than seven d ays and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

Rule 144A Securities. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to a Fund’s limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by an Account, the Account’s level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser’s implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

Loans of Securities to Broker Dealers. The Account may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Account will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Account’s total assets taken at their current market value. The Account continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Account may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Managers (“Board”), when the income to be earned from the loan justifies the risks.

Reverse Repurchase Agreements: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, an Account transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable an Account to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Account will be able to avoid selling portfolio instruments at a disadvantageous time.

The Accounts will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in an Account’s yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of an Account, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, an Account may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

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Temporary Investments. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers’ acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Certain Accounts may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Temporary Bank Borrowing: Certain Accounts may borrow from banks for temporary purposes, including the meeting of redemption requests, which might require the untimely disposition of securities.

Letters of Credit: Certain Accounts may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Accounts may be used for letter of credit-backed investment.

Investment in Unseasoned Companies: Certain Accounts may also invest Account assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Accounts have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

Real Estate-Related Instruments: Some Accounts may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Corporate Asset-Backed Securities: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit care receivables, these securities may not have the benefit of any security interest in the related collateral.

Asset-Backed Mortgage Securities: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Loan Participations and Other Direct Indebtedness: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Accounts may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct

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indebtedness acquired by these Accounts may involve revolving credit facilities or other standby financing commitments which obligate the Accounts to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Accounts may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Investment Company Securities: Generally, the Accounts may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

Affiliated Bank Transactions: Certain Accounts may engage in transactions with financial institutions that are, or may be considered to be “affiliated persons” of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities, U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Managers and the advisers of Accounts engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

Indexed Securities: Certain Accounts may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is , their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Short Sales “Against the Box”: Some Accounts may enter into a short sale against the box. If an Account decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

Commercial Paper Ratings: Investments in commercial paper are limited to those rated A-1 by Standard & Poor’s Corporation and Prime-1 by Moody’s Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer’s long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer’s industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluating the management of the issuer; (2) economic

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evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer’s commercial paper is rated within various categories.

INVESTMENT RESTRICTIONS

The Separate Accounts each have different investment objectives and policies, as discussed above and in the Prospectus. Each Managed Separate Account has certain fundamental investment restrictions, which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

The Travelers Growth and Income Stock Account for Variable Annuities (“GIS”)
The Travelers Timed Growth and Income Stock Account for Variable Annuities (“TGIS”)

Investment Restrictions

The investment restrictions for Accounts GIS and TGIS, as set forth below, are identical, except where indicated. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS or Account TGIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS or Account TGIS.

1.	Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2.	Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, or 10% of the value of the assets of Account TGIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3.	Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4.	Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5.	No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

6.	Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7.	Investments will not be made in the securities of a company for the purpose of exercising management or control.

8.	Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

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9.	Senior securities will not be issued.

10.	Short sales of securities will not be made.

11.	Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12.	The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13.	Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Accounts GIS and TGIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts’ investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Accounts GIS and TGIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

The assets of Accounts GIS and TGIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

Portfolio Turnover

Although Accounts GIS and TGIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Accounts GIS and TGIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%, and Account TGIS expects that its portfolio turnover will be higher than normal since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account GIS for the years ended December 31, 2000, 2001 and 2002 was 52%, 32% and 54%, respectively. T he portfolio turnover rate for Account TGIS for the years ended December 31, 2000, 2001 and 2002 was 59%, 59% and 84%, respectively.

The Travelers Timed Aggressive Stock Account for Variable Annuities (“TAS”)

Investment Restrictions

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TAS, as defined in the 1940 Act. Account TAS may not:

1.	invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

2.	invest in more than 10% of any class of securities of any one issuer;

3.	invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

4.	borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; Account TAS has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of Account TAS computed at cost;

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5.	underwrite securities, except that Account TAS may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the “1933 Act”);

6.	purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

7.	invest for the primary purpose of control or management;

8.	make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

9.	make loans, except that Account TAS may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account’s investment objective and policies;

10.	invest more than 25% of its total assets in the securities of issuers in any single industry;

11.	purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

12.	invest in interests in oil, gas or other mineral exploration or development programs; or

13.	invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. Account TAS is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company (“TIMCO”) have a substantial interest.

Account TAS may make investments in an amount of up to 10% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when Account TAS sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. Account TAS will not bear the expense of such registration. Account TAS intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 10% limitation, Account TAS will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations. font>

Portfolio Turnover

Although Account TAS intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy, and will normally increase Account TAS’s brokerage costs. While there is no restriction on portfolio turnover, Account TAS’s portfolio turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for the years ended December 31, 2000, 2001 and 2002 was 106%, 49% and 116%, respectively.

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The Travelers Quality Bond Account for Variable Annuities (“QB”)

Investment Restrictions

The account normally invests at least 80% of its assets in investment-grade bonds and debt securities (“80% investment policy”). Investment-grade bonds are those rated within the three highest categories by Standard & Poors Group, Moody’s Investors Service, Inc. or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the Adviser. Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account’s 80% investment policy. The Account will notify shareholders at least 60 days’ prior to changing it’s 80% investment policy.

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

1.	Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

2.	Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

3.	Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

4.	Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5.	No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

6.	Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

7.	Investments will not be made in the securities of a company for the purpose of exercising management or control.

8.	Not more than 10% of the voting securities of any one issuer will be acquired.

9.	Senior securities will not be issued.

10.	Short sales of securities will not be made.

11.	Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

12.	Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13.	The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB’s investment in foreign securities.

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Portfolio Turnover

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 2000, 2001 and 2002 was 105%, 166% and 113%, respectively.

The Travelers Money Market Account for Variable Annuities (“MM”)

Investment Restrictions

In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account MM operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account MM, as defined in the 1940 Act. Account MM may not:

1.	purchase any security which has a maturity date more than one year from the date of the Account’s purchase;

2.	invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities). Neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

3.	acquire more than 10% of the outstanding securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

4.	invest more than 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

5.	borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account’s assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

6.	pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account’s assets;

7.	make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

8.	(a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account’s assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors

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of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

9.	invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account’s assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

10.	issue senior securities.

Portfolio Turnover

A portfolio turnover rate is not applicable to Account MM, which invests only in money market instruments.

The Travelers Timed Short-Term Bond Account for Variable Annuities (“TSB”)

Investment Restrictions

The Account normally invests at least 80% of its assets in high quality U.S. dollar denominated instruments (“80% investment policy”). High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account TSB also operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TSB, as defined in the 1940 Act. Account TSB may not:

1.	purchase any security which has a maturity date more than three years from the date such security was purchased;

2.	invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

3.	invest more than 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

4.	acquire more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

5.	borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account’s assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

6.	pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account’s assets;

7.	make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

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8.	(a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account’s assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

9.	invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account’s assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

10.	issue senior securities.

Portfolio Turnover

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TSB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TSB’s turnover rate may be high since the Account is being timed by third party investment advisory services.

A portfolio turnover rate is not applicable to Account TSB which invests only in short-term instruments.

INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company (TIMCO) furnishes investment management and advisory services to Accounts TGIS, TSB and TAS according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account TGIS and TIMCO and Account TSB and TIMCO, were each approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account TAS and TIMCO was approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993, and amended effective May 1, 1996 by virtue of contract owner approval at a meeting held on April 19, 1996.

Travelers Asset Management International Company LLC (TAMIC) furnishes investment management and advisory services to Accounts GIS, QB, and MM according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account QB and TAMIC and Account MM and TAMIC, were each approved by a vote of variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account GIS and TAMIC was approved by a vote of the variable annuity contract owners at their meeting held on April 27, 1998.

The agreements between Accounts TGIS, TSB and TAS and TIMCO, and the agreements between Accounts GIS, QB and MM and TAMIC, will all continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

1.	provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the

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accounts for which TIMCO and TAMIC act as investment advisers (see “Advisory Fees” in the prospectus);

2.	may not be terminated by TIMCO or TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

3.	will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

4.	will automatically terminate upon assignment.

Advisory Fees

The advisory fee for each Separate Account is described in the prospectus.

The advisory fees paid to TIMCO by each of the Accounts during the last three fiscal years were:

	Account TSB	Account TGIS	Account TAS

2000	$507,383	$409,138	$204,456
2001	$239,089	$438,160	$262,498
2002	$196,593	$379,329	$274,809

The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:

	Account GIS	Account QB	Account TAS

2000	$5,961,627	$407,112	$497,116
2001	$4,526,872	$415,273	$554,922
2002	$3,528,284	$348,157	$500,554

Effective May 1, 1998, TIMCO became the Subadviser to Account GIS. The subadvisory fee paid to TIMCO by TAMIC for Account GIS for the years ended December 2000, 2001 and 2002 were $3,955,815, $3,207,117 and $2,487,883, respectively.

TIMCO

Investment decisions for Accounts TGIS, TSB and TAS will be made independently from each other and from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

Brokerage

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of the Accounts through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions

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may be placed with firms, which provide brokerage, and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term “brokerage and research services” includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Accounts TGIS, TSB and TAS, and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in prov iding investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers’ research services are very important in providing investment advice to the Accounts, but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Accounts TGIS and TAS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Accounts GIS, TGIS, TSB and TAS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

FUNDS	2002	2001	2000	Total Portfolios Transactions Associated with Brokers Providing Research Services in 2002	Commissions paid to Such Brokers for Research in 2002

Account GIS	$1,043,985	$835,455	$1,113,445	$510,189,701	$844,665
Account TGIS	$246,772	$218,310	$152,854	$95,182,762	$163,084
Account TAS	$304,504	$124,817	$126,288	$119,941,271	$215,438

There were no brokerage commissions paid by Account QB and Account TSB for the fiscal years ended December 31, 2000, 2001 and 2002. For the fiscal year ended December 31, 2002, no portfolio transactions were directed to certain brokers because of research services.

No formulas were used in placing such transactions with brokers who provided research services, and no specific amount of transactions was allocated for research services. Brokerage business placed with brokers affiliated with any of the advisers or subadvisers during 2002 follows.

TAMIC

Investment advice and management for TAMIC’s clients (Accounts GIS, QB and MM) are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS, QB or MM may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the

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security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS, QB or MM are concerned. In other cases, however, it is believed that the ability of the accounts to participate in volume transactions will produce better executions for the accounts.

Brokerage

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Accounts GIS and QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

Portfolio Transactions

Subject to the general supervision of the Board of Managers, TAMIC is responsible for the investment decisions and the placement of orders for portfolio transactions of Account MM. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. TAMIC seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personnel securities transactions by employees must adhere to the requirements

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of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

VALUATION OF ASSETS

The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

NET INVESTMENT FACTOR

The Contract Value: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

(a)	is the net result of the Valuation Period’s investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), plus capital gains and losses (whether realized or unrealized), less any deduction for applicable taxes (presently zero);

(b)	is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

(c)	is the net result of 1.000, less the Valuation Period deduction for the insurance charge, less the applicable deduction for the investment advisory fee, and in the case of Accounts TGIS, TSB and TAS, less the applicable deduction for market timing fees (the deduction for the investment advisory fee is not applicable in the case of assets invested in an Underlying Fund, since the fee is reflected in the net asset value of the fund).

The net investment factor may be more or less than one.

Accumulation Unit Value. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

Annuity Unit Value. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

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FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract should consult with a qualified tax or legal adviser.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70½ or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70½ regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the contract owner or the annuitant.

Nonqualified Annuity Contracts

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other “look-through” entity which owns for an individual’s benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986.

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law ..

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is dist ributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

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Individual Retirement Annuities

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The limit is $3,000 for calendar years 2002 – 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the ind ividual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE Plan IRA Form

Effective January 1, 1997, employers may establish a savings incentive match plan for employees (“SIMPLE plan”) under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of pa rticipation, shall be subject to a 25% early withdrawal tax.

Roth IRAs

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA’s), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a “traditional” IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59½, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

Qualified Pension and Profit-Sharing Plans

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant’s “investment in the contract” is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

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The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000. The limit on employee salary reduction deferrals (commonly referred to as “401(k) contributions”) increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2005. The $15,000 annual limit will be indexed for inflation after 2005.

Section 403(b) Plans

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($11,000 in 2002, $12,000 in 2003, etc.)

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59½, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Federal Income Tax Withholding

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

      1.   Eligible Rollover Distribution from Section 403(b) Plans or Arrangements, from Qualified Pension and Profit-Sharing Plans, or from 457 Plans Sponsored by Governmental Entities

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

         (a)   a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

         (b)   a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c)   a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70½ or as otherwise required by law, or

      (d)   the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   Other Non-Periodic Distributions (full or partial redemptions)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

32

3.   Periodic Distributions (distributions payable over a period greater than one year)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2003, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,600 or less per year, will generally be exempt from periodic withholding.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for Separate Accounts GIS, QB, MM, TGIS, TSB, TAS and the Funding Options of Fund U.

Standardized Method. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to an Account or Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the “since inception” total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for contracts sold under the Prospectus to which this Statement of Additional Information relates. Ea ch quotation assumes a total redemption at the end of each period with the assessment of any applicable withdrawal charge at that time. For Accounts TGIS, TSB and TAS, market timing fees are included in expenses in the calculation of performance for periods on or after May 1, 1990, the date on which the market timing fee became a charge against the daily assets of the timed accounts. The performance for periods prior to May 1, 1990 does not reflect the deduction of the market-timing fee.

Nonstandardized Method. Nonstandardized “total returns” will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For funding options that were in existence before they became available under Fund U, the nonstandardized average total return quotations will reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held available under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

Total Return Quotations for Timed Accounts. Because Accounts TGIS, TSB and TAS are primarily available to Contract Owners who have entered into third party market timing services agreements, the Accounts may experience wide fluctuations in assets over a given time period. Consequently, performance data computed according to both the standardized and nonstandardized methods for Accounts TGIS, TSB and TAS may not always be useful in evaluating the performance of these Accounts. In addition, performance data for Accounts

33

TGIS, TSB and TAS alone will not generally be useful to the purchase of evaluating the performance of a market timing strategy that uses these Accounts.

Average annual total returns of each managed Separate Account computed according to the standardized and non-standardized methods for the periods ended December 31, 2002 are set forth in the following tables.

34

TRAVELERS UNIVERSAL ANNUITY

STANDARDIZED PERFORMANCE AS OF 12/31/02

	1 Year	5 Year	10 Year (or inception)

STOCK ACCOUNTS:
Alliance Growth Portfolio	-37.76%	-6.56%	5.80%	2/13/95
Alliance Premier Growth Portfolio — Class B*	-35.20%	—	-29.79%	5/1/01
Capital Appreciation Fund (Janus)	-29.81%	-0.99%	8.43%	5/16/83
CitiStreet International Stock Fund — Class I	-27.20%	-5.39%	2.40%	5/17/93
CitiStreet Large Company Stock Fund — Class I	-27.70%	-10.80%	2.45%	6/1/93
CitiStreet Small Company Stock Fund — Class I	-28.52%	-1.14%	4.42%	5/18/93
Dreyfus Stock Index Fund	-27.25%	-3.25%	7.37%	1/28/92
Dreyfus VIF Small Cap Portfolio	-24.22%	—	-4.27%	5/8/98
Fidelity VIP Equity Income Portfolio — Initial Class	-22.18%	-2.07%	7.55%	7/21/93
Fidelity VIP Growth Portfolio — Initial Class	-34.51%	-2.73%	6.89%	1/28/92
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-15.69%	—	-8.19%	5/1/01
Franklin Small Cap Fund — Class 2*	-33.18%	—	-24.87%	5/1/01
Janus Aspen International Growth Portfolio—Service Shares	-30.44%	—	-27.88%	5/1/01
MFS Mid Cap Growth Portfolio	-52.06%	—	-44.74%	5/1/01
Putnam VT International Growth Fund — Class IB Shares*	-22.86%	—	-21.93%	5/1/01
Putnam VT Small Cap Value Fund — Class IB Shares*	-23.42%	—	-10.32%	5/1/01
Salomon Brothers Variable Capital Fund	-29.78%	—	-21.83%	5/1/01
Salomon Brothers Variable Investors Fund	-27.90%	—	-22.04%	5/1/01
Salomon Brothers Variable Small Cap Growth Fund	-38.83%	—	-26.85%	5/1/01
Smith Barney Aggressive Growth Portfolio	-36.88%	—	-26.63%	5/1/01
Smith Barney Appreciation Portfolio	—	—	-19.66%	5/1/02
Smith Barney Fundamental Value Portfolio	-26.26%	—	-20.71%	5/1/01
Smith Barney Large Cap Growth Portfolio	-29.51%	—	-23.47%	5/1/01
Social Awareness Stock Portfolio (Smith Barney)	-29.58%	-3.05%	5.97%	5/1/92
Templeton Growth Securities Fund — Class 1	-23.46%	0.19%	8.26%	1/27/92
Travelers Disciplined Mid Cap Stock Portfolio	-19.72%	—	0.42%	5/8/98
Travelers Growth and Income Stock Account	-25.53%	-2.91%	7.65%	5/16/83
Utilities Portfolio (Smith Barney)	-34.61%	-6.90%	2.37%	2/4/94

35

TRAVELERS UNIVERSAL ANNUITY

STANDARDIZED PERFORMANCE AS OF 12/31/02 (cont’d)

	1 Year	5 Year	10 Year (or inception)

BOND ACCOUNTS:
CitiStreet Diversified Bond Fund — Class I	2.48%	4.47%	5.90%	6/1/93
Fidelity VIP High Income Portfolio — Initial Class	-2.97%	-8.27%	2.00%	2/14/92
Travelers High Yield Bond Trust	-1.85%	2.85%	6.97%	5/16/83
Travelers Quality Bond Account	-4.12%	2.57%	4.68%	5/16/83
Travelers U.S. Government Securities Portfolio	7.08%	5.49%	6.35%	1/28/92
BALANCED ACCOUNTS:
Fidelity VIP Asset Manager Portfolio — Initial Class	-14.48%	-0.96%	5.52%	1/28/92
MFS Total Return Portfolio	-11.23%	2.51%	8.62%	2/17/95
Templeton Global Asset Allocation Fund — Class 1	-10.20%	0.17%	7.31%	1/27/92
Travelers Managed Assets Trust	-14.36%	1.07%	6.76%	5/16/83
MONEY MARKET ACCOUNTS:
Travelers Money Market Account	-4.67%	2.33%	3.31%	5/16/83

The inception date used to calculate standardized performance is based on the date that the investment option became active under the product.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

36

TRAVELERS UNIVERSAL ANNUITY

NONSTANDARDIZED PERFORMANCE AS OF 12/31/02

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

	YTD	1 YR	3YR	5YR	10YR	3YR	5YR	10YR	Inception		2001	2000	1999

STOCK ACCOUNTS:
Alliance Growth Portfolio	-34.40%	-34.40%	-54.67%	-24.55%	—	-23.16%	-5.48%	—	6.50%	06/20/94	-14.44%	-19.24%	30.62%
Alliance Premier Growth Portfolio — Class B*	-31.70%	-31.70%	-54.23%	-12.70%	113.34%	-22.92%	-2.68%	7.87%	8.73%	06/26/92	-18.46%	-17.81%	30.51%
Capital Appreciation Fund (Janus)	-26.02%	-26.02%	-58.34%	0.83%	128.87%	-25.29%	0.17%	8.63%	7.05%	05/16/83	-27.01%	-22.85%	51.62%
CitiStreet International Stock Fund — Class I	-23.28%	-23.28%	-45.94%	-19.70%	—	-18.52%	-4.29%	—	2.57%	05/01/93	-22.42%	-9.17%	30.88%
CitiStreet Large Company Stock Fund — Class I	-23.80%	-23.80%	-46.76%	-40.17%	—	-18.93%	-9.76%	—	2.60%	05/01/93	-16.79%	-16.02%	-1.52%
CitiStreet Small Company Stock Fund — Class I	-24.67%	-24.67%	-17.84%	0.07%	—	-6.34%	0.01%	—	4.58%	05/01/93	0.30%	8.73%	35.02%
Dreyfus Stock Index Fund	-23.33%	-23.33%	-40.43%	-10.15%	107.46%	-15.85%	-2.12%	7.57%	7.87%	09/30/89	-13.28%	-10.41%	19.11%
Dreyfus VIF Small Cap Portfolio	-20.13%	-20.13%	-17.13%	-3.82%	188.34%	-6.07%	-0.77%	11.16%	22.77%	08/31/90	-7.29%	11.91%	21.63%
Fidelity VIP Equity Income Portfolio — Initial Class	-17.98%	-17.98%	-17.57%	-4.58%	124.50%	-6.23%	-0.93%	8.42%	8.67%	10/09/86	-6.14%	7.08%	5.01%
Fidelity VIP Growth Portfolio — Initial Class	-30.98%	-30.98%	-50.65%	-7.72%	98.34%	-20.96%	-1.59%	7.08%	9.04%	10/09/86	-18.68%	-12.08%	35.74%
Fidelity VIP Mid Cap Portfolio — Service Class 2*	-11.14%	-11.14%	12.07%	—	—	3.87%	—	—	13.98%	12/29/98	-4.72%	32.37%	47.10%
Franklin Small Cap Fund — Class 2*	-29.57%	-29.57%	-51.42%	—	—	-21.37%	—	—	-5.56%	05/01/98	-16.31%	-17.57%	72.20%
Janus Aspen International Growth Portfolio — Service Shares	-26.68%	-26.68%	-54.09%	-4.32%	—	-22.84%	-0.88%	—	6.64%	05/02/94	-24.39%	-17.18%	80.01%
MFS Mid Cap Growth Portfolio	-49.47%	-49.47%	-58.86%	—	—	-25.61%	-	—	-8.20%	03/23/98	-24.62%	8.01%	62.13%
Putnam VT International Growth Fund — Class IB Shares*	-18.69%	-18.69%	-42.70%	6.00%	—	-16.93%	1.17%	—	3.29%	01/02/97	-21.06%	-10.73%	58.12%
Putnam VT Small Cap Value Fund — Class IB Shares*	-19.29%	-19.29%	15.79%	—	—	5.00%	—	—	4.77%	04/30/99	16.66%	22.97%	—
Salomon Brothers Variable Capital Fund	-25.99%	-25.99%	-13.02%	—	—	-4.54%	—	—	4.23%	02/17/98	0.63%	16.78%	20.58%
Salomon Brothers Variable Investors Fund	-24.01%	-24.01%	-18.13%	—	—	-6.44%	—	—	-0.26%	02/17/98	-5.35%	13.82%	10.27%
Salomon Brothers Variable Small Cap Growth Fund	-35.53%	-35.53%	-31.90%	—	—	-12.01%	—	—	-5.84%	11/01/99	-8.38%	15.29%	—
Smith Barney Aggressive Growth Portfolio	-33.48%	-33.48%	-27.98%	—	—	-10.36%	—	—	-4.32%	11/01/99	-5.28%	14.29%	—
Smith Barney Appreciation Portfolio	-18.55%	-18.55%	-24.04%	-0.16%	94.04%	-8.75%	-0.03%	6.85%	6.96%	10/16/91	-5.18%	-1.64%	11.72%
Smith Barney Fundamental Value Portfolio	-22.28%	-22.28%	-13.49%	8.07%	—	-4.71%	1.56%	—	8.42%	12/03/93	-6.45%	18.98%	20.52%
Smith Barney Large Cap Growth Portfolio	-25.70%	-25.70%	-41.02%	—	—	-16.12%	—	—	-1.27%	05/06/98	-13.61%	-8.10%	29.21%
Social Awareness Stock Portfolio (Smith Barney)	-25.78%	-25.78%	-39.26%	-9.23%	81.87%	-15.30%	-1.92%	6.16%	6.58%	05/01/92	-16.73%	-1.72%	14.40%
Templeton Growth Securities Fund — Class 1	-19.34%	-19.34%	-16.32%	6.68%	125.29%	-5.76%	1.30%	8.46%	8.09%	08/31/88	-2.22%	6.09%	27.50%
Travelers Disciplined Mid Cap Stock Portfolio	-15.39%	-15.39%	-7.64%	19.53%	-	-2.61%	3.63%	—	8.41%	04/01/97	-5.22%	15.17%	12.06%
Travelers Growth and Income Stock Account	-21.74%	-21.74%	-42.41%	-9.76%	107.41%	-16.79%	-2.03%	7.56%	8.42%	05/16/83	-15.87%	-12.54%	21.73%
Utilities Portfolio (Smith Barney)	-31.09%	-31.09%	-35.69%	-25.90%	—	-13.67%	-5.82%	—	2.53%	02/04/94	-23.96%	22.73%	-1.32%

37

TRAVELERS UNIVERSAL ANNUITY

NONSTANDARDIZED PERFORMANCE AS OF 12/31/02 (cont’d)

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

	YTD	1 YR	3YR	5YR	10YR	3YR	5YR	10YR	Inception		2001	2000	1999

BOND ACCOUNTS:
CitiStreet Diversified Bond Fund — Class I	7.61%	7.61%	26.01%	30.34%	—	8.00%	5.44%	—	6.03%	05/01/93	5.53%	10.96%	-3.95%
Fidelity VIP High Income Portfolio — Initial Class	2.16%	2.16%	-31.82%	-31.19%	24.11%	-11.98%	-7.20%	2.18%	5.44%	09/19/85	-12.84%	-23.44%	6.81%
Travelers High Yield Bond Trust	3.27%	3.27%	11.41%	20.91%	99.78%	3.67%	3.87%	7.16%	7.24%	05/16/83	8.19%	-0.28%	3.13%
Travelers Quality Bond Account	0.75%	0.75%	9.40%	17.86%	56.85%	3.04%	3.34%	4.60%	6.69%	05/16/83	4.05%	4.36%	0.78%
Travelers U.S. Government Securities Portfolio	12.22%	12.22%	32.54%	36.56%	88.51%	9.84%	6.43%	6.54%	6.60%	01/28/92	4.50%	13.02%	-5.34%
BALANCED ACCOUNTS:
Fidelity VIP Asset Manager Portfolio — Initial Class	-9.86%	-9.86%	-19.00%	0.98%	74.37%	-6.78%	0.19%	5.71%	7.01%	09/06/89	-5.29%	-5.12%	9.71%
MFS Total Return Portfolio	-6.44%	-6.44%	6.44%	18.97%	—	2.10%	3.53%	—	8.17%	06/20/94	-1.25%	15.20%	1.36%
Templeton Global Asset Allocation Fund — Class 1	-5.36%	-5.36%	-16.42%	6.57%	106.18%	-5.80%	1.28%	7.50%	7.67%	08/31/88	-10.85%	-0.95%	21.34%
Travelers Managed Assets Trust	-9.74%	-9.74%	-17.79%	11.23%	95.95%	-6.32%	2.15%	6.95%	7.50%	05/16/83	-6.27%	-2.83%	12.81%
MONEY MARKET ACCOUNTS:
Travelers Money Market Account	0.20%	0.20%	7.98%	16.51%	37.57%	2.59%	3.10%	3.24%	4.67%	05/16/83	2.69%	4.94%	3.72%
Travelers Money Market Account — 7 Day Yield	-0.27%	This yield quotation more closely reflects the current earnings of this fund.

CitiStreet Funds shown do not reflect CHART fees of 1.25%. *The inception date reflects the date the underlying fund began operating.

The inception date is the date that the underlying fund commenced operations.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

38

Travelers Universal Annuity CHART Program
Standardized Performance Update as of 12/31/02

CHART Fee = 1.25%

	1 YR	5 YR	10 YR or Inception

STOCK ACCOUNTS:
CitiStreet International Stock Fund - Class I	-27.20%	-5.39%	2.40%	5/17/93
CitiStreet Large Company Stock Fund - Class I	-27.70%	-10.80%	2.45%	6/1/93
CitiStreet Small Company Stock Fund - Class I	-28.52%	-1.14%	4.42%	5/18/93
BOND ACCOUNTS:
CitiStreet Diversified Bond Fund - Class I	2.48%	4.47%	5.90%	06/01/93

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

Travelers Universal Annuity CHART Program
Nonstandardized Performance Update as of 12/31/02

CHART Fee = 1.25%

	Cumulative Returns					Average Annual Returns					Calendar Year Returns

	YTD	1 YR	3 YR	5 YR	10 YR	3 YR	5 YR	10 YR	Inception		2001	2000	1999

STOCK ACCOUNTS:
CitiStreet International Stock Fund — Class I	-24.23%	-24.23%	-47.92%	-24.56%	—	-19.53%	-5.48%	—	1.29%	05/01/93	-23.38%	-10.29%	29.26%
CitiStreet Large Company Stock Fund — Class I	-24.75%	-24.75%	-48.72%	-43.80%	—	-19.94%	-10.88%	—	1.31%	05/01/93	-17.82%	-17.07%	-2.74%
CitiStreet Small Company Stock Fund — Class I	-25.60%	-25.60%	-20.85%	-5.95%	—	-7.49%	-1.22%	—	3.28%	05/01/93	-0.93%	7.38%	33.36%
BOND ACCOUNTS:
CitiStreet Diversified Bond Fund — Class I	6.27%	6.27%	21.37%	22.44%	—	6.66%	4.13%	—	4.70%	05/01/93	4.22%	9.59%	-5.14%

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

39

THE BOARD OF MANAGERS AND OFFICERS

The investments and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS, QB, MM, TGIS, TSB and TAS are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

Name and Position With the Fund	Principal Occupation During Last Five Years
*R. Jay Gerken President and Chief Executive Officer of the Board of Manager 399 Park Avenue New York, NY Age 51	Managing Director (1989 to present) of Salomon Smith Barney Inc. (“SSB”); Chairman, President and CEO of Smith Barney Fund Management LLC; Travelers Investment Adviser, Inc. and CitiFund Management Inc. Chairman, Chief Executive Officer and President, Board of Managers (2002-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Chief Executive Officer and President, Board of Trustees (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.++
Robert E. McGill, III Board of Manager 295 Hancock Street Williamstown, MA Age 71	Retired manufacturing executive. Director (1983-1995), Executive Vice President (1989-1994) and Senior Vice President, Finance and Administration (1983-1989), The Dexter Corporation (manufacturer of specialty chemicals and materials); Vice Chairman (1990-1992), Director (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-1999), The Connecticut Surety Corporation (insurance); Director (1995-2000), Chemfab Corporation (specialty materials manufacturer); Director (1999-2001), Ravenwood Winery, Inc.; Director (1999-present), Lydall Inc. (manufacturer of fiber materials); Member, Board of Managers (1974-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance Company.++
Lewis Mandell Board of Manager 160 Jacobs Hall Buffalo, NY Age 60	Professor of Finance and Managerial Economics, University at Buffalo since 1998. Dean, School of Management (1998-2001), University at Buffalo; Dean, College of Business Administration (1995-1998), Marquette University; Professor of Finance (1980-1995) and Associate Dean (1993-1995), School of Business Administration, and Director, Center for Research and Development in Financial Services (1980-1995), University of Connecticut; Director (2000-present), Delaware North Corp. (hospitality business); Member, Board of Managers (1990-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance Company.++
Frances M. Hawk, CFA, CFP Board of Manager 423 Vineyard Lane Downingtown, PA Age 55	Private Investor, (1997-present); Portfolio Manager (1992-1997, HLM Management Company, Inc. (investment management); Assistant Treasurer, Pensions and Benefits. Management (1989-1992), United Technologies Corporation (broad-based designer and manufacturer of high technology products); Member, Board of Managers (1991-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1991-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

40

Name and Position With the Fund	Principal Occupation During Last Five Years
Ernest J. Wright Secretary to the Board One CityPlace Hartford, Connecticut Age 62	Vice President and Secretary (1996-present), Assistant Secretary (1994-1996), Counsel (1987-present), The Travelers Insurance Company; Secretary (1994-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Secretary (1994-present), five Mutual Funds sponsored by The Travelers Insurance Company.++
Kathleen A. McGah Assistant Secretary to The Board One CityPlace Hartford, Connecticut Age 52	Deputy General Counsel (1999 – present); Assistant Secretary (1995-present), The Travelers Insurance Company; Assistant Secretary (1995-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Assistant Secretary, (1995-present), five Mutual Funds sponsored by The Travelers Insurance Company.++ Prior to January 1995, Counsel, ITT Hartford Life Insurance Company.
David A. Golino Principal Accounting Officer One CityPlace Hartford, Connecticut Age 41	Vice President and Controller (1999-present), Second Vice President (1996-1999), The Travelers Insurance Company; Principal Accounting Officer (1998-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company.+ Prior to May 1996, Senior Manager (1985-1996), Deloitte & Touche LLP.

These six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

++	These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

*	Mr. Gerken is an “interested person” within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney Inc., an indirect wholly owned subsidiary of Citigroup Inc. and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Committees. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. For the year ended December 31, 2002, the Nominating and Administration Committee met two times. The Audit Review Committee reviews the scope and results of the Fund’s annual audits with the Fund’s independent accountants and recommends the engagement of the accountants. For the year ended December 31, 2002, the Audit Review Committee met two times. For the year ended December 31, 2002, the members of the Nominating and Audit Committees were Knight Edwards, Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

Members of the Board of Managers who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate retainer of $25,000 for service on the Boards of the six Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $3,500 for each meeting of such Boards attended and $1,000 for the second day and each subsequent day of a regular meeting. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

41

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for Fund U and each Separate Account. The offering is continuous. TDLLC’s principal executive offices are located at P.O. Box 990026, Hartford, Connecticut. TDLLC is affiliated with the Company or Fund U or each Separate Account.

Under the terms of the Distribution and Principal Underwriting Agreement among Fund U and each Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

ADMINISTRATIVE SERVICES

Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement) between each Separate Account and the Company, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants’ and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. In addition, under the terms of the Administrative Services Agreement and Agreement to Provide Guarantees between the Company and Accounts TGIS, TSB and TAS, the Compan y deducts amounts necessary to pay fees to third-party registered investment advisers which provide market timing investment advisory services to Contract Owners in those accounts and, in turn, pays such fees to the registered investment advisers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to Provide Guarantees:

Separate Account	2002	2001	2000

GIS	$7,430,006	$9,585,953	$12,920,316
QB	$1,582,350	$1,674,973	$1,653,313
MM	$2,085,552	$2,295,238	$2,296,879
U	$69,225,672	$83,803,804	$103,858,478
TGIS	$1,729,052	$1,956,020	$1,812,981
TSB	$956,099	$1,057,786	$2,242,464
TAS	$1,200,043	$1,105,128	$859,665

SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS, QB, MM, TGIS, TSB and TAS.

INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund’s financial statements.

The financial statements of Accounts GIS, QB, MM, TGIS, TSB, and TAS as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, included in the Annual Reports (for each) have been incorporated by reference herein, in reliance upon the reports of KPMG LLP, independent accountants, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. These financial statements include prior period amounts that were audited by other independent accountants.

42

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, and the financial statements of The Travelers Fund U for Variable Annuities as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2002, consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries refer to changes in the Company’s methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

43

THE TRAVELERS VARIABLE ANNUITIES

INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS
Issued By
THE TRAVELERS INSURANCE COMPANY
Pension and Profit-Sharing,
Section 403(b) and Section 408, and
Deferred Compensation Programs

L-11165S	May 2003

ANNUAL REPORT
DECEMBER 31, 2002

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                          CAPITAL APPRECIATION   DREYFUS STOCK INDEX      HIGH YIELD BOND
                                                  FUND                   FUND                  TRUST           MANAGED ASSETS TRUST
                                          --------------------   --------------------   --------------------   --------------------
ASSETS:
  Investments at market value: .........      $459,173,470           $337,773,282           $ 31,795,997           $193,236,857
                                              ------------           ------------           ------------           ------------

      Total Assets .....................       459,173,470            337,773,282             31,795,997            193,236,857
                                              ------------           ------------           ------------           ------------

LIABILITIES:
  Payables:
    Insurance charges ..................            62,628                 46,104                  4,356                 26,473
                                              ------------           ------------           ------------           ------------

      Total Liabilities ................            62,628                 46,104                  4,356                 26,473
                                              ------------           ------------           ------------           ------------

NET ASSETS: ............................      $459,110,842           $337,727,178           $ 31,791,641           $193,210,384
                                              ============           ============           ============           ============

                         See Notes to Financial Statements
                                      -1-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                 DECEMBER 31, 2002

                                                                      CITISTREET             CITISTREET             CITISTREET
                                             PREMIER GROWTH          DIVERSIFIED           INTERNATIONAL       LARGE COMPANY STOCK
                                          PORTFOLIO - CLASS B    BOND FUND - CLASS I    STOCK FUND - CLASS I      FUND - CLASS I
                                          --------------------   --------------------   --------------------   --------------------
ASSETS:
  Investments at market value: .........      $  1,493,968           $356,972,802           $200,779,727           $260,371,596
                                              ------------           ------------           ------------           ------------

      Total Assets .....................         1,493,968            356,972,802            200,779,727            260,371,596
                                              ------------           ------------           ------------           ------------

LIABILITIES:
  Payables:
    Insurance charges ..................               204                 48,863                 27,084                 35,496
                                              ------------           ------------           ------------           ------------

      Total Liabilities ................               204                 48,863                 27,084                 35,496
                                              ------------           ------------           ------------           ------------

NET ASSETS: ............................      $  1,493,764           $356,923,939           $200,752,643           $260,336,100
                                              ============           ============           ============           ============

                         See Notes to Financial Statements
                                      -2-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

     CITISTREET            SMALL CAP                                TEMPLETON GLOBAL      TEMPLETON GROWTH
SMALL COMPANY STOCK       PORTFOLIO -        FRANKLIN SMALL CAP     ASSET ALLOCATION     SECURITIES FUND -        APPRECIATION
   FUND - CLASS I        INITIAL SHARES        FUND - CLASS 2        FUND - CLASS 1           CLASS 1              PORTFOLIO
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------

    $143,794,530          $ 41,069,815          $    914,455          $130,702,844          $254,755,697          $    742,268
    ------------          ------------          ------------          ------------          ------------          ------------

     143,794,530            41,069,815               914,455           130,702,844           254,755,697               742,268
    ------------          ------------          ------------          ------------          ------------          ------------

          19,626                 5,601                   125                17,769                34,660                   101
    ------------          ------------          ------------          ------------          ------------          ------------

          19,626                 5,601                   125                17,769                34,660                   101
    ------------          ------------          ------------          ------------          ------------          ------------

    $143,774,904          $ 41,064,214          $    914,330          $130,685,075          $254,721,037          $    742,167
    ============          ============          ============          ============          ============          ============

                        See Notes to Financial Statements
                                      -3-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                 DECEMBER 31, 2002

                                                                                             PUTNAM VT
                                                                 INTERNATIONAL GROWTH      INTERNATIONAL       PUTNAM VT SMALL CAP
                                           FUNDAMENTAL VALUE         PORTFOLIO -           GROWTH FUND -           VALUE FUND -
                                               PORTFOLIO            SERVICE SHARES        CLASS IB SHARES        CLASS IB SHARES
                                          --------------------   --------------------   --------------------   --------------------
ASSETS:
  Investments at market value: .........      $ 15,535,688           $  1,218,411           $  1,940,047           $ 20,529,927
                                              ------------           ------------           ------------           ------------

      Total Assets .....................        15,535,688              1,218,411              1,940,047             20,529,927
                                              ------------           ------------           ------------           ------------

LIABILITIES:
  Payables:
    Insurance charges ..................             2,108                    166                    266                  2,788
                                              ------------           ------------           ------------           ------------

      Total Liabilities ................             2,108                    166                    266                  2,788
                                              ------------           ------------           ------------           ------------

NET ASSETS: ............................      $ 15,533,580           $  1,218,245           $  1,939,781           $ 20,527,139
                                              ============           ============           ============           ============

                         See Notes to Financial Statements
                                      -4-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

   CAPITAL FUND -       INVESTORS FUND -      SMALL CAP GROWTH    DISCIPLINED MID CAP    MFS MID CAP GROWTH     SOCIAL AWARENESS
      CLASS I               CLASS I            FUND - CLASS I       STOCK PORTFOLIO          PORTFOLIO          STOCK PORTFOLIO
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------

    $ 11,638,347          $  3,069,696          $    936,245          $ 31,476,771          $  2,131,321          $ 31,570,146
    ------------          ------------          ------------          ------------          ------------          ------------

      11,638,347             3,069,696               936,245            31,476,771             2,131,321            31,570,146
    ------------          ------------          ------------          ------------          ------------          ------------

           1,574                   413                   127                 4,288                   278                 4,305
    ------------          ------------          ------------          ------------          ------------          ------------

           1,574                   413                   127                 4,288                   278                 4,305
    ------------          ------------          ------------          ------------          ------------          ------------

    $ 11,636,773          $  3,069,283          $    936,118          $ 31,472,483          $  2,131,043          $ 31,565,841
    ============          ============          ============          ============          ============          ============

                        See Notes to Financial Statements
                                       -5-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

                                            U.S. GOVERNMENT                               ALLIANCE GROWTH        MFS TOTAL RETURN
                                          SECURITIES PORTFOLIO   UTILITIES PORTFOLIO         PORTFOLIO              PORTFOLIO
                                          --------------------   --------------------   --------------------   --------------------
ASSETS:
  Investments at market value: .........      $115,830,855           $ 16,054,225           $ 63,120,080           $ 73,581,487
                                              ------------           ------------           ------------           ------------

      Total Assets .....................       115,830,855             16,054,225             63,120,080             73,581,487
                                              ------------           ------------           ------------           ------------

LIABILITIES:
  Payables:
    Insurance charges ..................            15,620                  2,236                  8,597                 10,134
                                              ------------           ------------           ------------           ------------

      Total Liabilities ................            15,620                  2,236                  8,597                 10,134
                                              ------------           ------------           ------------           ------------

NET ASSETS: ............................      $115,815,235           $ 16,051,989           $ 63,111,483           $ 73,571,353
                                              ============           ============           ============           ============

                        See Notes to Financial Statements
                                      -6-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

  SALOMON BROTHERS        SMITH BARNEY          SMITH BARNEY          SMITH BARNEY          SMITH BARNEY         EQUITY INCOME
  STRATEGIC TOTAL      AGGRESSIVE GROWTH     INTERNATIONAL ALL      LARGE CAP VALUE     LARGE CAPITALIZATION      PORTFOLIO -
  RETURN BOND FUND         PORTFOLIO        CAP GROWTH PORTFOLIO       PORTFOLIO          GROWTH PORTFOLIO       INITIAL CLASS
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------

    $    451,725          $ 16,594,975          $ 15,253,005          $ 19,797,970          $  1,705,660          $293,531,758
    ------------          ------------          ------------          ------------          ------------          ------------

         451,725            16,594,975            15,253,005            19,797,970             1,705,660           293,531,758
    ------------          ------------          ------------          ------------          ------------          ------------

              62                 2,263                 2,073                 2,702                   236                39,948
    ------------          ------------          ------------          ------------          ------------          ------------

              62                 2,263                 2,073                 2,702                   236                39,948
    ------------          ------------          ------------          ------------          ------------          ------------

    $    451,663          $ 16,592,712          $ 15,250,932          $ 19,795,268          $  1,705,424          $293,491,810
    ============          ============          ============          ============          ============          ============

                        See Notes to Financial Statements
                                       -7-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                 DECEMBER 31, 2002

                                                                     HIGH INCOME           ASSET MANAGER
                                           GROWTH PORTFOLIO -        PORTFOLIO -            PORTFOLIO -        MID CAP PORTFOLIO -
                                             INITIAL CLASS          INITIAL CLASS          INITIAL CLASS         SERVICE CLASS 2
                                          --------------------   --------------------   --------------------   --------------------
ASSETS:
  Investments at market value: .........      $464,688,809           $ 37,389,255           $234,595,476           $  8,230,452
                                              ------------           ------------           ------------           ------------

      Total Assets .....................       464,688,809             37,389,255            234,595,476              8,230,452
                                              ------------           ------------           ------------           ------------

LIABILITIES:
  Payables:
    Insurance charges ..................            63,461                  5,131                 32,085                  1,114
                                              ------------           ------------           ------------           ------------

      Total Liabilities ................            63,461                  5,131                 32,085                  1,114
                                              ------------           ------------           ------------           ------------

NET ASSETS: ............................      $464,625,348           $ 37,384,124           $234,563,391           $  8,229,338
                                              ============           ============           ============           ============

                        See Notes to Financial Statements
                                      -8-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2002

      COMBINED
-----------------------

    $ 3,894,449,639
    ---------------

      3,894,449,639
    ---------------

            531,065
    ---------------

            531,065
    ---------------

    $ 3,893,918,574
    ===============

                        See Notes to Financial Statements
                                       -9-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                          CAPITAL APPRECIATION   DREYFUS STOCK INDEX      HIGH YIELD BOND
                                                  FUND                   FUND                  TRUST           MANAGED ASSETS TRUST
                                          --------------------   --------------------   --------------------   --------------------
INVESTMENT INCOME:
  Dividends ............................     $   8,684,236          $   5,356,928           $  4,674,444           $ 13,203,437
                                             -------------          -------------           ------------           ------------

EXPENSES:
  Insurance charges ....................         7,057,299              5,003,882                397,978              2,707,492
                                             -------------          -------------           ------------           ------------

      Net investment income (loss) .....         1,626,937                353,046              4,276,466             10,495,945
                                             -------------          -------------           ------------           ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .........                --                     --                     --              1,310,097
    Realized gain (loss) on sale
      of investments ...................       (15,006,337)            (2,052,989)              (324,083)            (3,292,391)
                                             -------------          -------------           ------------           ------------

      Realized gain (loss) .............       (15,006,337)            (2,052,989)              (324,083)            (1,982,294)
                                             -------------          -------------           ------------           ------------

    Change in unrealized gain (loss)
      on investments ...................      (163,612,004)          (107,472,534)            (3,068,348)           (31,831,436)
                                             -------------          -------------           ------------           ------------

  Net increase (decrease) in net assets
    resulting from operations ..........     $(176,991,404)         $(109,172,477)          $    884,035           $(23,317,785)
                                             =============          =============           ============           ============

                        See Notes to Financial Statements
                                      -10-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                           CITISTREET            CITISTREET            CITISTREET            CITISTREET            SMALL CAP
   PREMIER GROWTH       DIVERSIFIED BOND       INTERNATIONAL         LARGE COMPANY         SMALL COMPANY          PORTFOLIO -
PORTFOLIO - CLASS B      FUND - CLASS I     STOCK FUND - CLASS I  STOCK FUND - CLASS I  STOCK FUND - CLASS I     INITIAL SHARES
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------

    $         --          $ 14,896,780          $  1,397,408          $  1,899,156          $    909,361          $     19,726
    ------------          ------------          ------------          ------------          ------------          ------------

          17,590             4,538,573             2,849,473             3,652,893             2,207,304               552,802
    ------------          ------------          ------------          ------------          ------------          ------------

         (17,590)           10,358,207            (1,452,065)           (1,753,737)           (1,297,943)             (533,076)
    ------------          ------------          ------------          ------------          ------------          ------------

              --                    --             7,604,332                    --               836,130                    --
         (73,172)            2,789,718           (13,406,466)          (12,514,369)           (5,718,826)           (3,628,252)
    ------------          ------------          ------------          ------------          ------------          ------------

         (73,172)            2,789,718            (5,802,134)          (12,514,369)           (4,882,696)           (3,628,252)
    ------------          ------------          ------------          ------------          ------------          ------------

        (458,323)           13,378,150           (53,436,848)          (66,372,549)          (43,303,075)           (6,342,172)
    ------------          ------------          ------------          ------------          ------------          ------------

    $   (549,085)         $ 26,526,075          $(60,691,047)         $(80,640,655)         $(49,483,714)         $(10,503,500)
    ============          ============          ============          ============          ============          ============

                        See Notes to Financial Statements
                                      -11-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                   TEMPLETON GLOBAL       TEMPLETON GLOBAL       TEMPLETON GROWTH
                                           FRANKLIN SMALL CAP      ASSET ALLOCATION      INCOME SECURITIES      SECURITIES FUND -
                                             FUND - CLASS 2         FUND - CLASS 1         FUND - CLASS 1            CLASS 1
                                          --------------------   --------------------   --------------------   --------------------
INVESTMENT INCOME:
  Dividends ............................      $      1,895           $  2,866,075           $    108,330           $  7,433,774
                                              ------------           ------------           ------------           ------------

EXPENSES:
  Insurance charges ....................             9,353              1,822,972                 58,727              3,883,549
                                              ------------           ------------           ------------           ------------

      Net investment income (loss) .....            (7,458)             1,043,103                 49,603              3,550,225
                                              ------------           ------------           ------------           ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .........                --                     --                     --              6,825,750
    Realized gain (loss) on sale
      of investments ...................          (167,321)            (4,563,523)               466,306            (12,924,306)
                                              ------------           ------------           ------------           ------------

      Realized gain (loss) .............          (167,321)            (4,563,523)               466,306             (6,098,556)
                                              ------------           ------------           ------------           ------------

    Change in unrealized gain (loss)
      on investments ...................          (108,145)            (4,460,414)               276,058            (62,315,041)
                                              ------------           ------------           ------------           ------------

  Net increase (decrease) in net assets
    resulting from operations ..........      $   (282,924)          $ (7,980,834)          $    791,967           $(64,863,372)
                                              ============           ============           ============           ============

                        See Notes to Financial Statements
                                      -12-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                       PUTNAM VT
                                            INTERNATIONAL GROWTH     INTERNATIONAL      PUTNAM VT SMALL CAP
    APPRECIATION       FUNDAMENTAL VALUE        PORTFOLIO -         GROWTH FUND -           VALUE FUND -         CAPITAL FUND -
     PORTFOLIO             PORTFOLIO           SERVICE SHARES      CLASS IB SHARES        CLASS IB SHARES           CLASS I
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------

    $      7,641          $    178,020          $      8,037          $     10,032          $     33,547          $     57,274
    ------------          ------------          ------------          ------------          ------------          ------------

           2,484               175,257                14,511                19,514               260,801               155,679
    ------------          ------------          ------------          ------------          ------------          ------------

           5,157                 2,763                (6,474)               (9,482)             (227,254)              (98,405)
    ------------          ------------          ------------          ------------          ------------          ------------

              --               269,096                    --                    --               164,142                    --
          (1,565)             (184,128)             (196,043)             (201,290)             (914,049)             (479,751)
    ------------          ------------          ------------          ------------          ------------          ------------

          (1,565)               84,968              (196,043)             (201,290)             (749,907)             (479,751)
    ------------          ------------          ------------          ------------          ------------          ------------

         (21,467)           (3,809,448)              (32,360)              (16,734)           (5,040,288)           (3,417,138)
    ------------          ------------          ------------          ------------          ------------          ------------

    $    (17,875)         $ (3,721,717)         $   (234,877)         $   (227,506)         $ (6,017,449)         $ (3,995,294)
    ============          ============          ============          ============          ============          ============

                        See Notes to Financial Statements
                                      -13-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                            INVESTORS FUND -       SMALL CAP GROWTH     DISCIPLINED MID CAP        MFS MID CAP
                                                CLASS I             FUND - CLASS I        STOCK PORTFOLIO        GROWTH PORTFOLIO
                                          --------------------   --------------------   --------------------   --------------------
INVESTMENT INCOME:
  Dividends ............................      $     40,427           $         --           $    186,522           $         --
                                              ------------           ------------           ------------           ------------

EXPENSES:
  Insurance charges ....................            35,862                 11,430                417,845                 25,994
                                              ------------           ------------           ------------           ------------

      Net investment income (loss) .....             4,565                (11,430)              (231,323)               (25,994)
                                              ------------           ------------           ------------           ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .........                --                     --                 35,461                     --
    Realized gain (loss) on sale
      of investments ...................          (153,078)               (91,167)            (1,025,176)            (1,013,506)
                                              ------------           ------------           ------------           ------------

      Realized gain (loss) .............          (153,078)               (91,167)              (989,715)            (1,013,506)
                                              ------------           ------------           ------------           ------------

    Change in unrealized gain (loss)
      on investments ...................          (704,716)              (344,555)            (5,081,079)              (464,196)
                                              ------------           ------------           ------------           ------------

  Net increase (decrease) in net assets
    resulting from operations ..........      $   (853,229)          $   (447,152)          $ (6,302,117)          $ (1,503,696)
                                              ============           ============           ============           ============

                        See Notes to Financial Statements
                                      -14-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

  SOCIAL AWARENESS      U.S. GOVERNMENT                                 ALLIANCE          MFS TOTAL RETURN     PUTNAM DIVERSIFIED
  STOCK PORTFOLIO     SECURITIES PORTFOLIO  UTILITIES PORTFOLIO     GROWTH PORTFOLIO         PORTFOLIO          INCOME PORTFOLIO
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------

    $    330,835          $  6,984,507          $  1,397,589          $    455,627          $  4,554,296          $          9
    ------------          ------------          ------------          ------------          ------------          ------------

         479,399             1,001,615               270,946               992,070               900,520                46,919
    ------------          ------------          ------------          ------------          ------------          ------------

        (148,564)            5,982,892             1,126,643              (536,443)            3,653,776               (46,910)
    ------------          ------------          ------------          ------------          ------------          ------------

              --               744,984                    --                    --             2,826,125                    --
        (713,745)              589,142            (3,606,122)          (10,214,138)             (258,966)             (857,207)
    ------------          ------------          ------------          ------------          ------------          ------------

        (713,745)            1,334,126            (3,606,122)          (10,214,138)            2,567,159              (857,207)
    ------------          ------------          ------------          ------------          ------------          ------------

     (10,971,746)            2,033,401            (6,381,396)          (25,421,093)          (11,298,951)              977,491
    ------------          ------------          ------------          ------------          ------------          ------------

    $(11,834,055)         $  9,350,419          $ (8,860,875)         $(36,171,674)         $ (5,078,016)         $     73,374
    ============          ============          ============          ============          ============          ============

                        See Notes to Financial Statements
                                      -15-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                            SALOMON BROTHERS         SMITH BARNEY           SMITH BARNEY           SMITH BARNEY
                                            STRATEGIC TOTAL       AGGRESSIVE GROWTH         HIGH INCOME         INTERNATIONAL ALL
                                            RETURN BOND FUND           PORTFOLIO             PORTFOLIO         CAP GROWTH PORTFOLIO
                                          --------------------   --------------------   --------------------   --------------------
INVESTMENT INCOME:
  Dividends ............................      $     41,703           $         --           $          3           $    176,211
                                              ------------           ------------           ------------           ------------

EXPENSES:
  Insurance charges ....................             5,222                183,346                 21,423                234,541
                                              ------------           ------------           ------------           ------------

      Net investment income (loss) .....            36,481               (183,346)               (21,420)               (58,330)
                                              ------------           ------------           ------------           ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .........                --                     --                     --                     --
    Realized gain (loss) on sale
      of investments ...................             8,278             (1,039,426)            (1,124,420)            (3,537,070)
                                              ------------           ------------           ------------           ------------

      Realized gain (loss) .............             8,278             (1,039,426)            (1,124,420)            (3,537,070)
                                              ------------           ------------           ------------           ------------

    Change in unrealized gain (loss)
      on investments ...................           (14,874)            (4,738,543)               948,643             (1,899,671)
                                              ------------           ------------           ------------           ------------

  Net increase (decrease) in net assets
    resulting from operations ..........      $     29,885           $ (5,961,315)          $   (197,197)          $ (5,495,071)
                                              ============           ============           ============           ============

                        See Notes to Financial Statements
                                      -16-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

    SMITH BARNEY          SMITH BARNEY         EQUITY INCOME                                HIGH INCOME          ASSET MANAGER
  LARGE CAP VALUE     LARGE CAPITALIZATION      PORTFOLIO -        GROWTH PORTFOLIO -       PORTFOLIO -           PORTFOLIO -
     PORTFOLIO          GROWTH PORTFOLIO       INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------

    $    925,447          $      6,574          $  6,326,901          $  1,576,937          $  4,329,929          $ 11,050,435
    ------------          ------------          ------------          ------------          ------------          ------------

         312,954                16,145             4,383,312             7,471,590               490,542             3,331,404
    ------------          ------------          ------------          ------------          ------------          ------------

         612,493                (9,571)            1,943,589            (5,894,653)            3,839,387             7,719,031
    ------------          ------------          ------------          ------------          ------------          ------------

              --                    --             8,611,615                    --                    --                    --
      (1,056,255)              (70,218)           (1,887,974)          (20,676,460)           (9,687,382)           (8,464,155)
    ------------          ------------          ------------          ------------          ------------          ------------

      (1,056,255)              (70,218)            6,723,641           (20,676,460)           (9,687,382)           (8,464,155)
    ------------          ------------          ------------          ------------          ------------          ------------

      (7,357,725)             (306,506)          (79,006,369)         (201,163,314)            6,654,381           (29,051,830)
    ------------          ------------          ------------          ------------          ------------          ------------

    $ (7,801,487)         $   (386,295)         $(70,339,139)         $(227,734,427)        $    806,386          $(29,796,954)
    ============          ============          ============          ============          ============          ============

                        See Notes to Financial Statements
                                      -17-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                          MID CAP PORTFOLIO -
                                            SERVICE CLASS 2            COMBINED
                                          --------------------   --------------------
INVESTMENT INCOME:
  Dividends ............................      $     19,763           $100,149,816
                                              ------------           ------------

EXPENSES:
  Insurance charges ....................            65,908             56,087,120
                                              ------------           ------------

      Net investment income (loss) .....           (46,145)            44,062,696
                                              ------------           ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .........                --             29,227,732
    Realized gain (loss) on sale
      of investments ...................          (112,393)          (137,384,275)
                                              ------------           ------------

      Realized gain (loss) .............          (112,393)          (108,156,543)
                                              ------------           ------------

    Change in unrealized gain (loss)
      on investments ...................          (615,808)          (915,672,572)
                                              ------------           ------------

  Net increase (decrease) in net assets
    resulting from operations ..........      $   (774,346)          $(979,766,419)
                                              ============           ============

                        See Notes to Financial Statements
                                      -18-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                       CAPITAL APPRECIATION FUND         DREYFUS STOCK INDEX FUND         HIGH YIELD BOND TRUST
                                    ---------------------------------  ------------------------------   ---------------------------
                                        2002              2001             2002             2001           2002           2001
                                        ----              ----             ----             ----           ----           ----
OPERATIONS:
  Net investment income (loss) .   $   1,626,937    $    (6,545,009)   $     353,046    $   (783,176)   $ 4,276,466.   $ 1,409,313
  Realized gain (loss) .........     (15,006,337)         9,149,748       (2,052,989)      7,532,144       (324,083)      (185,394)
  Change in unrealized gain
    (loss) on investments ......    (163,612,004)      (282,231,639)    (107,472,534)    (81,128,934)    (3,068,348)       678,605
                                   -------------    ---------------    -------------    ------------    -----------    -----------

    Net increase (decrease) in
      net assets resulting from
      operations ...............    (176,991,404)      (279,626,900)    (109,172,477)    (74,379,966)       884,035      1,902,524
                                   -------------    ---------------    -------------    ------------    -----------    -----------

UNIT TRANSACTIONS:
  Participant purchase payments       67,620,425        103,173,958       49,767,209      62,122,773     3,124,103.      2,347,245
  Participant transfers from other
  funding options ..............      23,216,238         66,181,747       35,904,219      37,631,575     13,775,202     15,856,154
  Administrative and asset
    allocation charges .........        (978,317)        (1,176,443)        (728,118)       (789,821)       (39,337)       (29,944)
  Contract surrenders ..........     (65,550,530)       (68,634,627)     (42,012,708)    (41,230,173)    (3,875,863)    (2,472,302)
  Participant transfers to other
    funding options ............     (98,129,878)      (158,250,117)     (67,155,189)    (66,364,169)    11,532,922)    10,196,260)
  Other payments to participants      (1,536,387)          (781,835)      (1,058,803)       (803,905)    (105,288).       (125,139)
                                   -------------    ---------------    -------------    ------------    -----------    -----------

  Net increase (decrease) in
    net assets resulting from
    unit transactions...........     (75,358,449)       (59,487,317)     (25,283,390)     (9,433,720)     1,345,895      5,379,754
                                   -------------    ---------------    -------------    ------------    -----------    -----------

Net increase (decrease) in
   net assets ..................    (252,349,853)      (339,114,217)    (134,455,867)    (83,813,686)     2,229,930      7,282,278

NET ASSETS:
  Beginning of year ............     711,460,695      1,050,574,912      472,183,045     555,996,731     29,561,711     22,279,433
                                   -------------    ---------------    -------------    ------------    -----------    -----------
  End of year ..................   $ 459,110,842    $   711,460,695    $ 337,727,178    $472,183,045    $31,791,641    $29,561,711
                                   =============    ===============    =============    ============    ===========    ===========

                        See Notes to Financial Statements
                                      -19-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                         PREMIER GROWTH PORTFOLIO   CITISTREET DIVERSIFIED BOND FUND
                                             MANAGED ASSETS TRUST                - CLASS B                  - CLASS I
                                         -----------------------------   -------------------------  --------------------------------
                                             2002            2001           2002          2001          2002             2001
                                             ----            ----           ----          ----          ----             ----
OPERATIONS:
   Net investment income (loss) ......   $ 10,495,945    $  3,552,719    $  (17,590)  $   (3,160)   $ 10,358,207    $  9,477,031
   Realized gain (loss) ..............     (1,982,294)     16,313,229       (73,172)     (13,252)      2,789,718       3,783,650
   Change in unrealized gain
      (loss) on investments ..........    (31,831,436)    (37,188,546)     (458,323)       1,006      13,378,150       4,784,886
                                         ------------    ------------    ----------   ----------    ------------    ------------

      Net increase (decrease) in
          net assets resulting
          from operations ............    (23,317,785)    (17,322,598)     (549,085)     (15,406)     26,526,075      18,045,567
                                         ------------    ------------    ----------   ----------    ------------    ------------

UNIT TRANSACTIONS:
   Participant purchase payments .....     12,605,487      15,552,132       449,276      116,610      47,982,190      40,251,378
   Participant transfers from other
      funding options ................      6,012,073      10,496,471     1,336,969    1,076,804      31,098,814     204,410,243
   Administrative and asset allocation
      charges ........................       (258,373)       (276,014)       (1,918)        (436)     (4,264,476)     (4,163,633)
   Contract surrenders ...............    (22,839,244)    (24,545,406)     (111,261)      (6,006)    (55,646,494)    (41,844,468)
   Participant transfers to other
      funding options ................    (20,222,089)    (18,948,782)     (356,574)     445,209)    (54,266,059)    (74,146,343)
   Other payments to participants ....     (1,167,993)       (861,151)           --           --        (874,039)       (726,629)
                                         ------------    ------------    ----------   ----------    ------------    ------------

      Net increase (decrease) in net
         assets resulting from unit
         transactions ................    (25,870,139)    (18,582,750)    1,316,492      741,763     (35,970,064)    123,780,548
                                         ------------    ------------    ----------   ----------    ------------    ------------

         Net increase (decrease) in
            net assets ...............    (49,187,924)    (35,905,348)      767,407      726,357      (9,443,989)    141,826,115

NET ASSETS:
   Beginning of year .................    242,398,308     278,303,656       726,357           --     366,367,928     224,541,813
                                         ------------    ------------    ----------   ----------    ------------    ------------
   End of year .......................   $193,210,384    $242,398,308    $1,493,764   $  726,357    $356,923,939    $366,367,928
                                         ============    ============    ==========   ==========    =============   =============

                        See Notes to Financial Statements
                                      -20-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

   CITISTREET INTERNATIONAL          CITISTREET LARGE COMPANY         CITISTREET SMALL COMPANY         GLOBAL HIGH-YIELD
     STOCK FUND - CLASS I              STOCK FUND - CLASS I             STOCK FUND - CLASS I               BOND FUND
----------------------------------------------------------------   -----------------------------     -------------------------
     2002             2001             2002            2001            2002            2001           2002          2001
     ----             ----             ----            ----            ----            ----           ----          ----

 $ (1,452,065)    $    471,673     $ (1,753,737)   $ (1,168,230)    $ (1,297,943)   $ (2,941,182)    $    --    $ 10,333,720
   (5,802,134)      47,266,023      (12,514,369)     15,126,509       (4,882,696)     82,784,420          --     (18,819,684)

  (53,436,848)    (108,672,258)     (66,372,549)    (73,619,304)     (43,303,075)    (82,490,562)         --      10,476,789
--------------   --------------   --------------  --------------   --------------  --------------    -------    ------------

  (60,691,047)     (60,934,562)     (80,640,655)    (59,661,025)     (49,483,714)     (2,647,324)         --       1,990,825
--------------   --------------   --------------  --------------   --------------  --------------    -------    ------------

   33,234,367       34,704,733       43,061,136      45,660,826       20,276,697      27,669,595          --       3,523,578

   45,148,668       94,272,065       28,834,628      71,488,896       12,622,173      15,909,887          --       1,559,167
   (2,721,343)      (2,697,077)      (3,546,624)     (3,743,337)      (1,525,179)     (2,376,828)         --        (215,658)
  (32,254,273)     (29,809,891)     (40,550,948)    (40,129,680)     (23,038,255)    (29,181,274)         --      (3,623,163)

  (43,421,302)     (41,406,379)     (22,045,151)    (25,145,762)     (20,500,637)    (95,795,942)         --     (79,258,258)
     (425,236)        (355,188)        (602,693)       (594,898)        (504,141)       (478,309)         --         (23,068)
--------------   --------------   --------------  --------------   --------------  --------------    -------    ------------

     (439,119)      54,708,263        5,150,348      47,536,045      (12,669,342)    (84,252,871)         --     (78,037,402)
--------------   --------------   --------------  --------------   --------------  --------------    -------    ------------

  (61,130,166)      (6,226,299)     (75,490,307)    (12,124,980)     (62,153,056)    (86,900,195)         --     (76,046,577)

  261,882,809      268,109,108      335,826,407     347,951,387      205,927,960     292,828,155          --      76,046,577
--------------   --------------   --------------  --------------   --------------  --------------    -------    ------------
$ 200,752,643    $ 261,882,809    $ 260,336,100   $ 335,826,407    $ 143,774,904   $ 205,927,960     $    --    $         --
=============    =============    =============   =============    =============   =============     =======    ============

                        See Notes to Financial Statements
                                      -21-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                          SMALL CAP PORTFOLIO - INITIAL   FRANKLIN SMALL CAP FUND
                                            INTERMEDIATE-TERM BOND FUND               SHARES                     - CLASS 2
                                           ----------------------------   ----------------------------    -----------------------
                                               2002            2001            2002            2001          2002         2001
                                               ----            ----            ----            ----          ----         ----
OPERATIONS:
   Net investment income (loss) .......    $       --    $   7,758,076    $   (533,076)   $   (305,336)   $  (7,458)   $  (1,385)
   Realized gain (loss) ...............            --       (3,524,556)     (3,628,252)       (334,442)    (167,321)       4,169
   Change in unrealized gain
      (loss) on investments ...........            --       (1,154,370)     (6,342,172)     (2,404,247)    (108,145)      20,264
                                           ----------    -------------    ------------    ------------    ---------    ---------

   Net increase (decrease) in
      net assets resulting
      from operations .................            --        3,079,150     (10,503,500)     (3,044,025)    (282,924)      23,048
                                           ----------    -------------    ------------    ------------    ---------    ---------

UNIT TRANSACTIONS:
   Participant purchase payments ......            --        3,842,690      10,344,569       9,559,288      253,084       65,941
   Participant transfers from
      other funding options ...........            --        5,612,280      19,808,096      20,445,021    2,343,800      712,236
   Administrative and asset
      allocation charges ..............            --         (244,663)        (88,600)        (72,166)      (1,237)        (209)
   Contract surrenders ................            --       (4,531,965)     (4,718,932)     (2,494,310)    (146,922)        (125)
   Participant transfers to other
      funding options .................            --     (111,973,348)    (15,587,332)    (17,880,346)  (1,715,932)    (336,430)
   Other payments to participants .....            --          (41,818)       (129,974)        (36,026)          --           --
                                           ----------    -------------    ------------    ------------    ---------    ---------

      Net increase (decrease) in
         net assets resulting
         from unit transactions .......            --     (107,336,824)      9,627,827       9,521,461      732,793      441,413
                                           ----------    -------------    ------------    ------------    ---------    ---------

         Net increase (decrease)
            in net assets .............            --     (104,257,674)       (875,673)      6,477,436      449,869      464,461

NET ASSETS:
   Beginning of year ..................            --      104,257,674      41,939,887      35,462,451      464,461           --
                                           ----------    -------------    ------------    ------------    ---------    ---------
   End of year ........................    $       --    $          --    $ 41,064,214    $ 41,939,887    $ 914,330    $ 464,461
                                           ==========    =============    ============    ============    =========    =========

                        See Notes to Financial Statements
                                      -22-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

    TEMPLETON GLOBAL ASSET          TEMPLETON GLOBAL INCOME        TEMPLETON GROWTH SECURITIES
   ALLOCATION FUND - CLASS 1       SECURITIES FUND - CLASS 1            FUND - CLASS 1               APPRECIATION PORTFOLIO
--------------------------------  -----------------------------   ------------------------------    ------------------------
      2002           2001            2002             2001            2002             2001             2002        2001
      ----           ----            ----             ----            ----             ----             ----        ----
 $  1,043,103    $     329,681    $     49,603     $   207,310    $   3,550,225     $  3,024,976      $   5,157    $    --
   (4,563,523)      14,181,536         466,306        (324,916)      (6,098,556)      58,670,203         (1,565)        --

   (4,460,414)     (35,503,681)        276,058         238,387      (62,315,041)     (70,924,712)       (21,467)        --
 -------------   --------------   -------------    ------------   --------------    -------------     ----------   -------

   (7,980,834)     (20,992,464)        791,967         120,781      (64,863,372)      (9,229,533)       (17,875)        --
 -------------   --------------   -------------    ------------   --------------    -------------    -----------   -------

    6,955,769        8,554,623         393,794         670,652       18,611,097       22,708,562         98,762         --

    6,157,067        3,382,236       1,881,365       5,188,202       13,731,301       11,840,009        773,251         --
     (150,768)        (153,790)         (4,837)         (8,551)        (332,418)        (348,509)          (494)        --
  (16,652,411)     (16,910,664)       (506,183)     (1,094,822)     (36,992,803)     (33,529,643)       (41,936)        --

  (14,897,496)     (15,844,476)    (11,168,381)     (5,310,620)     (28,852,433)     (31,981,121)       (69,541)        --
     (486,500)        (661,110)        (42,646)        (43,449)        (810,329)        (956,833)             -         --
 -------------   --------------   -------------    ------------   --------------    -------------    -----------   -------

  (19,074,339)     (21,633,181)     (9,446,888)       (598,588)     (34,645,585)     (32,267,535)       760,042         --
 -------------   --------------   -------------    ------------   --------------    -------------    -----------   -------

  (27,055,173)     (42,625,645)     (8,654,921)       (477,807)     (99,508,957)     (41,497,068)       742,167         --

  157,740,248      200,365,893       8,654,921       9,132,728      354,229,994      395,727,062             --         --
 -------------   --------------   -------------    ------------   --------------    -------------   -----------    -------
 $130,685,075    $ 157,740,248    $         --     $ 8,654,921    $ 254,721,037     $354,229,994    $   742,167    $    --
 =============   =============    =============    ============   ==============    ============    ===========    =======

                        See Notes to Financial Statements
                                      -23-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                         INTERNATIONAL GROWTH       PUTNAM VT INTERNATIONAL GROWTH
                                        FUNDAMENTAL VALUE PORTFOLIO   PORTFOLIO - SERVICE SHARES        FUND - CLASS IB SHARES
                                       ----------------------------   ---------------------------   ------------------------------
                                            2002            2001          2002            2001           2002             2001
                                            ----            ----          ----            ----           ----             ----
OPERATIONS:
   Net investment income (loss) .....  $      2,763    $   (18,567)   $    (6,474)   $      (797)   $     (9,482)   $      (3,778)
   Realized gain (loss) .............        84,968        258,498       (196,043)       (14,653)       (201,290)          22,326
   Change in unrealized gain
      (loss) on investments .........    (3,809,448)      (205,685)       (32,360)        20,145         (16,734)          15,340
                                       ------------    -----------    -----------    -----------    ------------    -------------

      Net increase (decrease) in
         net assets resulting
         from operations ............    (3,721,717)        34,246       (234,877)         4,695        (227,506)          33,888
                                       ------------    -----------    -----------    -----------    ------------    -------------

UNIT TRANSACTIONS:
   Participant purchase payments ....     6,228,945      1,477,003        571,856        185,132         475,741           72,857
   Participant transfers from
      other funding options .........     8,850,349      9,018,011     13,042,812      4,480,531      24,248,077       14,249,378
   Administrative and asset
      allocation charges ............       (32,004)        (6,752)        (2,961)          (727)         (2,267)            (452)
   Contract surrenders ..............    (1,328,326)       (74,616)    (1,007,580)          (615)     (1,013,432)         (13,333)
   Participant transfers to other
      funding options ...............    (4,107,810)      (842,640)    11,791,145)     4,028,876)    (22,279,090)     (13,604,080)
   Other payments to participants                --         38,891             --             --              --               --
                                       ------------    -----------    -----------    -----------    ------------    -------------

      Net increase (decrease) in
         net assets resulting from
         unit transactions ..........     9,611,154      9,609,897        812,982        635,445       1,429,029          704,370
                                       ------------    -----------    -----------    -----------    ------------    -------------

         Net increase (decrease)
            in net assets ...........     5,889,437      9,644,143        578,105        640,140       1,201,523          738,258

NET ASSETS:
   Beginning of year ................     9,644,143             --        640,140             --         738,258               --
                                       ------------    -----------    -----------    -----------    ------------    -------------
   End of year ......................  $ 15,533,580    $ 9,644,143    $ 1,218,245    $   640,140    $  1,939,781    $     738,258
                                       ============    ===========    ===========    ===========    ============    =============

                        See Notes to Financial Statements
                                      -24-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

PUTNAM VT SMALL CAP VALUE FUND                                                                  SMALL CAP GROWTH FUND
     - CLASS IB SHARES               CAPITAL FUND - CLASS I       INVESTORS FUND - CLASS I            - CLASS I
------------------------------   -----------------------------   ---------------------------   ---------------------------
      2002            2001           2002             2001          2002            2001          2002           2001
      ----            ----           ----             ----          ----            ----          ----           ----

$    (227,254)   $    (54,600)   $    (98,405)   $     28,521    $     4,565    $     7,901    $   (11,430)   $  (1,706)
     (749,907)       (227,277)       (479,751)        (18,481)      (153,078)        (3,532)       (91,167)      (4,612)

   (5,040,288)        714,871      (3,417,138)         59,226       (704,716)           603       (344,555)      25,077
-------------    ------------    ------------    ------------    -----------    -----------    -----------    ---------

   (6,017,449)        432,994      (3,995,294)         69,266       (853,229)         4,972       (447,152)      18,759
-------------    ------------    ------------    ------------    -----------    -----------    -----------    ---------

    4,869,337         997,375       4,236,149       1,183,389      1,088,694        248,361        261,885       61,141

   26,881,976      18,640,685       6,488,453      11,279,075      1,683,523      2,413,879      1,336,996      626,593
      (29,599)         (5,959)        (21,800)         (5,790)        (5,420)        (1,287)        (1,309)        (291)
   (2,173,532)       (311,824)       (772,780)       (201,470)      (114,016)       (12,970)       (19,656)      (7,260)

  (16,057,739)     (6,684,419)     (5,107,293)     (1,503,977)    (1,204,014)      (179,210)      (688,086)    (205,502)
      (13,105)         (1,602)        (14,021)          2,866             --             --             --           --
-------------    ------------    ------------    ------------    -----------    -----------    -----------    ---------

   13,477,338      12,634,256       4,808,708      10,754,093      1,448,767      2,468,773        889,830      474,681
-------------    ------------    ------------    ------------    -----------    -----------    -----------    ---------

    7,459,889      13,067,250         813,414      10,823,359        595,538      2,473,745        442,678      493,440

   13,067,250              --      10,823,359              --      2,473,745             --        493,440           --
-------------    ------------    ------------    ------------    -----------    -----------    -----------    ---------
$  20,527,139    $ 13,067,250    $ 11,636,773    $ 10,823,359    $ 3,069,283    $ 2,473,745    $   936,118    $ 493,440
=============    ============    ============    ============    ===========    ===========    ===========    =========

                        See Notes to Financial Statements
                                      -25-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                     DISCIPLINED MID CAP STOCK
                                              PORTFOLIO             MFS MID CAP GROWTH PORTFOLIO   SOCIAL AWARENESS STOCK PORTFOLIO
                                   ------------------------------   -----------------------------  --------------------------------
                                        2002             2001          2002             2001             2002             2001
                                        ----             ----          ----             ----             ----             ----
OPERATIONS:
   Net investment income (loss)    $   (231,323)   $    (285,406)   $    (25,994)   $     (8,696)   $    (148,564)   $    (412,794)
   Realized gain (loss) ........       (989,715)       1,421,043      (1,013,506)        127,647         (713,745)         494,999
   Change in unrealized gain
      (loss) on investments ....     (5,081,079)      (3,016,070)       (464,196)       (281,874)     (10,971,746)      (9,425,149)
                                   ------------    -------------    ------------    ------------    -------------    -------------

      Net increase (decrease) in
         net assets resulting
         from operations .......     (6,302,117)      (1,880,433)     (1,503,696)       (162,923)     (11,834,055)      (9,342,944)
                                   ------------    -------------    ------------    ------------    -------------    -------------

UNIT TRANSACTIONS:
   Participant purchase payments      6,700,269        6,528,266         716,370         254,162        5,289,752        6,769,295
   Participant transfers from
      other funding options ....     13,102,608       16,495,251       4,976,995       3,359,122          983,577        2,328,561
   Administrative and asset
      allocation charges .......        (54,057)         (44,331)         (3,433)         (1,074)         (78,623)         (87,587)
   Contract surrenders .........     (3,693,987)      (2,367,218)       (194,118)         (6,851)      (3,541,045)      (3,330,707)
   Participant transfers to other
      funding options ..........    (10,353,646)     (13,599,660)     (4,086,220)     (1,217,291)      (5,007,523)      (5,679,376)
   Other payments to participants       (81,425)         (27,659)             --              --         (145,119)         (83,223)
                                   ------------    -------------    ------------    ------------    -------------    -------------

      Net increase (decrease) in
         net assets resulting from
         unit transactions .....      5,619,762        6,984,649       1,409,594       2,388,068       (2,498,981)         (83,037)
                                   ------------    -------------    ------------    ------------    -------------    -------------

         Net increase (decrease)
           in net assets .......       (682,355)       5,104,216         (94,102)      2,225,145      (14,333,036)      (9,425,981)

NET ASSETS:
   Beginning of year ...........     32,154,838       27,050,622       2,225,145              --       45,898,877       55,324,858
                                   ------------    -------------    ------------    ------------    -------------    -------------
   End of year..................   $ 31,472,483    $  32,154,838    $  2,131,043    $  2,225,145    $  31,565,841    $  45,898,877
                                   ============    =============    ============    ============    =============    =============

                        See Notes to Financial Statements
                                      -26-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

  U.S. GOVERNMENT SECURITIES
         PORTFOLIO                    UTILITIES PORTFOLIO             ALLIANCE GROWTH PORTFOLIO         MFS TOTAL RETURN PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2002            2001             2002            2001              2002             2001              2002           2001
     ----            ----             ----            ----              ----             ----              ----           ----

$   5,982,892    $   1,318,082    $   1,126,643    $     198,375    $    (536,443)   $  (1,243,525)   $   3,653,776    $   950,435
    1,334,126          316,242       (3,606,122)       1,769,442      (10,214,138)      15,595,802        2,567,159      2,324,227

    2,033,401          384,082       (6,381,396)     (12,253,169)     (25,421,093)     (32,926,003)     (11,298,951)    (3,983,050)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    -----------

    9,350,419        2,018,406       (8,860,875)     (10,285,352)     (36,171,674)     (18,573,726)      (5,078,016)      (708,388)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    -----------

    7,255,352        3,852,254        2,708,060        4,557,588       11,652,691       16,348,612       11,452,291      8,272,186

   83,578,230       30,111,861        2,722,902       19,024,881        5,076,994       14,887,249       25,650,101     28,875,227
      (95,420)         (47,529)         (32,150)         (41,401)        (139,868)        (173,126)        (113,276)       (76,376)
  (11,388,220)      (6,602,370)      (2,758,131)      (3,332,563)      (9,267,425)      (8,428,225)      (8,193,337)    (5,414,912)

  (29,464,432)     (14,876,764)      (8,164,139)     (19,288,389)     (16,959,830)     (21,379,648)     (16,092,137)    15,585,161)
     (240,840)        (159,414)        (123,372)        (219,024)         (56,039)        (213,721)        (167,517)      (273,045)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    -----------

   49,644,670       12,278,038       (5,646,830)         701,092       (9,693,477)       1,041,141       12,536,125     15,797,919
-------------    -------------    -------------    -------------    -------------    -------------    -------------    -----------

   58,995,089       14,296,444      (14,507,705)      (9,584,260)     (45,865,151)     (17,532,585)       7,458,109     15,089,531

   56,820,146       42,523,702       30,559,694       40,143,954      108,976,634      126,509,219       66,113,244     51,023,713
-------------    -------------    -------------    -------------    -------------    -------------    -------------    -----------
$ 115,815,235    $  56,820,146    $  16,051,989    $  30,559,694    $  63,111,483    $ 108,976,634    $  73,571,353    $66,113,244
=============    =============    =============    =============    =============    =============    =============    ===========

                        See Notes to Financial Statements
                                      -27-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                     PUTNAM DIVERSIFIED INCOME        SALOMON BROTHERS STRATEGIC        SMITH BARNEY AGGRESSIVE
                                              PORTFOLIO                 TOTAL RETURN BOND FUND              GROWTH PORTFOLIO
                                   ------------------------------   ------------------------------   ------------------------------
                                       2002               2001          2002           2001               2002            2001
                                       ----               ----          ----           ----               ----            ----
OPERATIONS:
   Net investment income (loss)    $    (46,910)   $     474,613    $     36,481    $      21,055    $   (183,346)   $     (38,393)
   Realized gain (loss) ........       (857,207)        (184,783)          8,278          (16,603)     (1,039,426)          (2,099)
   Change in unrealized gain
      (loss) on investments ....        977,491          (85,298)        (14,874)          15,037      (4,738,543)         237,630
                                   ------------    -------------    ------------    -------------    ------------    -------------

   Net increase (decrease) in
      net assets resulting
      from operations ..........         73,374          204,532          29,885           19,489      (5,961,315)         197,138
                                   ------------    -------------    ------------    -------------    ------------    -------------

UNIT TRANSACTIONS:
   Participant purchase payments        368,687          761,512          32,835           33,913       8,862,009        2,082,322
   Participant transfers from
      other funding options ....        284,474        1,012,495         382,515        2,053,487      12,401,672       14,016,661
   Administrative and asset
      allocation charges .......         (5,427)         (10,438)           (683)            (561)        (44,828)          (9,956)
   Contract surrenders .........       (508,265)        (777,696)       (140,434)         (61,526)       (957,715)         (62,480)
   Participant transfers to
      other funding options ....     (7,310,913)      (1,115,766)       (311,032)      (1,885,741)     (8,877,621)      (5,027,803)
   Other payments to participants        (7,307)         (31,658)             --               --         (25,420)              48
                                   ------------    -------------    ------------    -------------    ------------    -------------

      Net increase (decrease)
         in net assets resulting
         from unit transactions      (7,178,751)        (161,551)        (36,799)         139,572      11,358,097       10,998,792
                                   ------------    -------------    ------------    -------------    ------------    -------------

         Net increase (decrease)
            in net assets ......     (7,105,377)          42,981          (6,914)         159,061       5,396,782       11,195,930

NET ASSETS:
   Beginning of year ...........      7,105,377        7,062,396         458,577          299,516      11,195,930               --
                                   ------------    -------------    ------------    -------------    ------------    -------------
   End of year .................   $         --    $   7,105,377    $    451,663    $     458,577    $ 16,592,712    $  11,195,930
                                   ============    =============    ============    =============    ============    =============

                        See Notes to Financial Statements
                                      -28-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                      SMITH BARNEY LARGE
       SMITH BARNEY HIGH           SMITH BARNEY INTERNATIONAL        SMITH BARNEY LARGE CAP             CAPITALIZATION
       INCOME PORTFOLIO             ALL CAP GROWTH PORTFOLIO             VALUE PORTFOLIO               GROWTH PORTFOLIO
-----------------------------    -----------------------------    -----------------------------   ---------------------------
     2002            2001           2002            2001              2002           2001             2002            2001
     ----            ----           ----            ----              ----           ----             ----            ----

$      (21,420)   $   389,754    $    (58,330)   $    (350,371)   $    612,493    $     44,410    $    (9,571)   $    (3,107)
    (1,124,420)      (278,093)     (3,537,070)     (11,664,707)     (1,056,255)      1,025,998        (70,218)        (5,301)

       948,643       (315,930)     (1,899,671)       2,304,289      (7,357,725)     (3,974,860)      (306,506)        17,004
--------------    -----------    ------------    -------------    ------------    ------------    -----------    -----------

      (197,197)      (204,269)     (5,495,071)      (9,710,789)     (7,801,487)     (2,904,452)      (386,295)         8,596
--------------    -----------    ------------    -------------    ------------    ------------    -----------    -----------

       194,925        447,414       3,038,130        4,940,323       2,738,849       3,692,151        598,353        152,888

       201,209      1,532,242      53,589,117      205,002,413       2,410,870      14,950,189      1,442,177      1,460,867
        (2,533)        (5,319)        (35,173)         (40,708)        (37,099)        (41,560)        (2,886)          (626)
      (162,701)      (269,104)     (3,878,287)      (1,973,748)     (3,015,855)     (1,939,496)       (54,974)        (1,506)

    (3,300,431)    (1,461,655)    (56,743,733)    (208,191,237)     (5,174,156)    (10,883,470)      (795,591)      (715,579)
            --           (472)        (19,015)         (68,391)        (57,014)       (106,663)            --             --
--------------    -----------    ------------    -------------    ------------    ------------    -----------    -----------

    (3,069,531)       243,106      (4,048,961)        (331,348)     (3,134,405)      5,671,151      1,187,079        896,044
--------------    -----------    ------------    -------------    ------------    ------------    -----------    -----------

    (3,266,728)        38,837      (9,544,032)     (10,042,137)    (10,935,892)      2,766,699        800,784        904,640

     3,266,728      3,227,891      24,794,964       34,837,101      30,731,160      27,964,461        904,640             --
--------------    -----------    ------------    -------------    ------------    ------------    -----------    -----------
$           --    $ 3,266,728    $ 15,250,932    $  24,794,964    $ 19,795,268    $ 30,731,160    $ 1,705,424    $   904,640
==============    ===========    ============    =============    ============    ============    ===========    ===========

                        See Notes to Financial Statements
                                      -29-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                     EQUITY INCOME PORTFOLIO            GROWTH PORTFOLIO                HIGH INCOME PORTFOLIO
                                        - INITIAL CLASS                  - INITIAL CLASS                  - INITIAL CLASS
                                   ----------------------------    --------------------------------   -----------------------------
                                      2002            2001             2002              2001             2002           2001
                                      ----            ----             ----              ----             ----           ----
OPERATIONS:
   Net investment income (loss)    $  1,943,589    $  2,188,270    $  (5,894,653)   $   (9,946,897)   $ 3,839,387    $  6,154,034
   Realized gain (loss) ........      6,723,641      26,104,510      (20,676,460)       71,022,909     (9,687,382)     (9,721,793)
   Change in unrealized gain
      (loss) on investments ....    (79,006,369)    (56,305,821)    (201,163,314)     (251,306,771)     6,654,381      (2,893,596)
                                   ------------    ------------    -------------    --------------    -----------    ------------

   Net increase (decrease) in
      net assets resulting
      from operations ..........    (70,339,139)    (28,013,041)    (227,734,427)     (190,230,759)       806,386      (6,461,355)
                                   ------------    ------------    -------------    --------------    -----------    ------------

UNIT TRANSACTIONS:
   Participant purchase payments     26,045,294      30,376,654       50,076,516        69,536,725      3,107,431       4,318,871
   Participant transfers from
      other funding options ....     13,712,418      26,326,593       25,679,976        49,510,137     10,943,283      12,206,936
   Administrative and asset
      allocation charges .......       (446,922)       (475,600)        (781,953)         (940,581)       (55,542)        (56,229)
   Contract surrenders .........    (42,564,856)    (42,789,359)     (69,049,915)      (80,115,421)    (4,965,091)     (6,489,165)
   Participant transfers to
      other funding options ....    (33,993,468)    (39,758,992)     (82,160,580)     (109,959,464)   (14,258,640)    (17,490,213)
   Other payments to participants    (1,238,511)       (617,995)      (1,441,472)       (1,753,864)      (128,204)       (238,966)
                                   ------------    ------------    -------------    --------------    -----------    ------------

      Net increase (decrease) in
         net assets resulting
         from unit transactions     (38,486,045)    (26,938,699)     (77,677,428)      (73,722,468)    (5,356,763)     (7,748,766)
                                   ------------    ------------    -------------    --------------    -----------    ------------

         Net increase (decrease)
             in net assets .....   (108,825,184)    (54,951,740)    (305,411,855)     (263,953,227)    (4,550,377)    (14,210,121)

NET ASSETS:
   Beginning of year ...........    402,316,994     457,268,734      770,037,203     1,033,990,430     41,934,501      56,144,622
                                   ------------    ------------    -------------    --------------    -----------    ------------
   End of year .................   $293,491,810    $402,316,994    $ 464,625,348    $  770,037,203    $37,384,124    $ 41,934,501
                                   ============    ============    =============    ==============    ===========    ============

                        See Notes to Financial Statements
                                      -30-

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES
                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

       ASSET MANAGER PORTFOLIO             MID CAP PORTFOLIO - SERVICE
          - INITIAL CLASS                           CLASS 2                               COMBINED
-----------------------------------    -----------------------------------   ------------------------------------
       2002                2001              2002              2001              2002                2001
       ----                ----              ----              ----              ----                ----

$     7,719,031    $    10,254,278    $       (46,145)   $        (3,699)   $    44,062,696    $    34,474,413
     (8,464,155)         2,882,098           (112,393)            (2,244)      (108,156,543)       332,830,950

    (29,051,830)       (32,474,313)          (615,808)            56,017       (915,672,572)    (1,164,716,584)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

    (29,796,954)       (19,337,937)          (774,346)            50,074       (979,766,419)      (797,411,221)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

     12,354,819         15,290,956          1,481,461            110,649        487,184,666        563,076,583

      4,181,053          7,814,719         11,120,682          1,862,235        597,616,903      1,079,602,271
       (289,944)          (316,721)            (8,444)              (658)       (16,965,660)       (18,688,718)
    (33,700,156)       (32,798,226)          (505,203)           (16,630)      (549,907,800)      (537,437,810)

    (24,512,858)       (24,101,779)        (4,635,612)          (446,208)      (803,358,655)    (1,292,996,462)
     (1,217,046)          (833,419)            (8,662)                --        (12,728,118)       (11,076,669)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

    (43,184,132)       (34,944,470)         7,444,222          1,509,388       (298,158,664)      (217,520,805)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------

    (72,981,086)       (54,282,407)         6,669,876          1,559,462     (1,277,925,083)    (1,014,932,026)

    307,544,477        361,826,884          1,559,462                 --      5,171,843,657      6,186,775,683
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$   234,563,391    $   307,544,477    $     8,229,338    $     1,559,462    $ 3,893,918,574    $ 5,171,843,657
===============    ===============    ===============    ===============    ===============    ===============

                        See Notes to Financial Statements
                                      -31-

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund U for Variable  Annuities ("Fund U") is a separate account of
The  Travelers  Insurance  Company  ("The  Company"),  an indirect  wholly owned subsidiary  of Citigroup  Inc.,  and is available for funding  certain  variable annuity  contracts  issued  by The  Company.  Fund  U is  registered  under  the
Investment  Company Act of 1940, as amended,  as a unit investment trust. Fund U is comprised of the Universal Annuity product.

Participant  purchase  payments  applied to Fund U are  invested  in one or more sub-accounts  in accordance with the selection made by the contract owner. As of
December 31, 2002, the investments comprising Fund U were:

     Capital Appreciation Fund, Massachusetts business trust,
         Affiliate of The Company
     Dreyfus Stock Index Fund, Maryland business trust
     High Yield Bond Trust, Massachusetts business trust,
         Affiliate of The Company
     Managed Assets Trust, Massachusetts business trust,
         Affiliate of The Company
     Alliance Variable Product Series Fund, Inc., Maryland business trust
         Premier Growth Portfolio - Class B
     CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The
         Company
         CitiStreet Diversified Bond Fund - Class I (formerly CitiStreet
             Diversified  Bond Fund)
         CitiStreet International Stock Fund - Class I (formerly CitiStreet
             International Stock Fund)
         CitiStreet Large Company Stock Fund - Class I (formerly CitiStreet
             Large Company Stock Fund)
         CitiStreet Small Company Stock Fund - Class I (formerly  CitiStreet
             Small Company Stock Fund)
     Dreyfus Variable Investment Fund, Maryland business trust
         Small Cap Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
         business trust
         Franklin Small Cap Fund - Class 2
         Templeton Global Asset Allocation Fund - Class 1
             (Formerly Templeton Asset Strategy Fund - Class 1)
         Templeton Growth Securities Fund - Class 1
     Greenwich Street Series Fund, Massachusetts business trust,
         Affiliate of The Company
         Appreciation Portfolio
         Fundamental Value Portfolio
     Janus Aspen Series, Delaware business trust
         International Growth Portfolio - Service Shares
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Growth Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
     Salomon Brothers Variable Series Fund Inc., Maryland business trust,
         Affiliate of The Company
         Capital Fund - Class I (Formerly Capital Fund)
         Investors Fund - Class I (Formerly Investors Fund)
         Small Cap Growth Fund - Class I (Formerly Small Cap Growth Fund)
     The Travelers Series Trust, Massachusetts business trust,
         Affiliate of The Company
         Disciplined Mid Cap Stock Portfolio
         MFS Mid Cap Growth Portfolio
         Social Awareness Stock Portfolio
         U.S. Government Securities Portfolio
         Utilities Portfolio
     Travelers Series Fund Inc., Maryland business trust,
         Affiliate of The Company
         Alliance Growth Portfolio
         MFS Total Return Portfolio
         Salomon Brothers Strategic Total Return Bond Fund (formerly
             Salomon Brothers Global High Yield Portfolio)
         Smith Barney Aggressive Growth Portfolio
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio

                                      -32-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Variable Insurance Products Fund, Massachusetts business trust
         Equity Income Portfolio - Initial Class
         Growth Portfolio - Initial Class
         High Income Portfolio - Initial Class
     Variable Insurance Products Fund II, Massachusetts business trust
         Asset Manager Portfolio - Initial Class
     Variable Insurance Products Fund III, Massachusetts business trust
         Mid Cap Portfolio - Service Class 2

Not all funds may be available in all states or to all contract owners.

On July 12, 2002, U.S. Government  Securities  Portfolio of the Travelers Series
Trust was  substituted  for each of the  following:  Putnam  Diversified  Income
Portfolio and Smith Barney High Income  Portfolio of the  Travelers  Series Fund
Inc.,  and  Templeton  Global Income  Securities  Fund - Class I of the Franklin
Templeton  Variable  Insurance  Products Trust, which are no longer available as funding options in this Separate Account.

Effective April 27, 2001, the assets of Odyssey  Intermediate-Term  Bond Fund of
American  Odyssey  Funds,  Inc. were combined with the assets of Long-Term  Bond
Fund of American Odyssey Funds, Inc. (currently the CitiStreet  Diversified Bond
Fund of CitiStreet  Funds,  Inc.). At the effective date, Fund U held 10,582,261 shares  of  Odyssey  Intermediate-Term  Bond  Fund  having  a  market  value  of
$105,284,824,   which  were   exchanged  for  9,580,057   shares  of  CitiStreet
Diversified Bond equal in value.

Effective April 27, 2001, the assets of Global  High-Yield Bond Fund of American
Odyssey  Funds,  Inc. were  combined  with the assets of Long-Term  Bond Fund of
American Odyssey Funds, Inc. (currently the CitiStreet  Diversified Bond Fund of
CitiStreet Funds,  Inc.). At the effective date, Fund U held 9,555,770 shares of
Global  High-Yield  Bond Fund having a market value of  $75,871,571,  which were exchanged for 6,903,691 shares of CitiStreet Diversified Bond equal in value.

The  following  is a summary of  significant  accounting  policies  consistently followed by Fund U in the preparation of its financial statements.

SECURITY  VALUATION.  Investments  are valued  daily at the net asset values per share of the underlying funds.

SECURITY  TRANSACTIONS.  Security  transactions  are  accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

FEDERAL  INCOME  TAXES.  The  operations  of  Fund U form  a part  of the  total operations of The Company and are not taxed separately.  The Company is taxed as a life  insurance  company  under the Internal  Revenue Code of 1986, as amended
(the "Code"). Under existing federal income tax law, no taxes are payable on the investment  income  of Fund U. Fund U is not  taxed as a  "regulated  investment company" under Subchapter M of the Code.

FINANCIAL  HIGHLIGHTS.   In  2001,  Fund  U  adopted  the  financial  highlights
disclosure recommended by the American Institute of Certified Public Accountants
Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure,  which will ultimately display a five year period. It is comprised of the units,  unit values,  investment income ratio,  expense  ratios  and total  returns  for each  sub-account.  Since  each sub-account offers multiple contract charges, certain information is provided in the form of a range.  The range  information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER.  The  preparation  of financial  statements in conformity  with generally accepted  accounting  principles  requires  management  to  make  estimates  and assumptions  that  affect the  reported  amounts of assets and  liabilities  and disclosure of  contingent  assets and  liabilities  at the date of the financial statements  and the  reported  amounts  of  revenues  and  expenses  during  the reporting period. Actual results could differ from those estimates.

                                      -33-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

2.   INVESTMENTS

     The aggregate  costs of purchases  and proceeds  from sales of  investments were  $539,095,956  and  $763,967,597  respectively,  for  the  year  ended
     December 31, 2002.  Realized gains and losses from investment  transactions are reported on an average cost basis.  The cost of investments in eligible
     funds  was   $5,048,578,373   at  December  31,  2002.   Gross   unrealized
     appreciation  for all  investments  at December  31, 2002 was  $30,714,437.
     Gross unrealized  depreciation for all investments at December 31, 2002 was
     $1,184,843,171.

3.   CONTRACT CHARGES

     Insurance  charges are paid for the  mortality and expense risks assumed by
     The Company. Each business day, The Company deducts a mortality and expense risk charge,  which is reflected in the  calculation  of  accumulation  and annuity unit values.  This charge equals, on an annual basis,  1.25% of the amounts held in each variable  funding  option.  Additionally,  for certain contracts in the accumulation  phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Company to cover administrative charges.

     No sales charge is deducted from  participant  purchase  payments when they are received.  However, The Company assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date.  Contract  surrender  payments include  $6,056,072 and
     $5,557,725  of  contingent  deferred  sales  charges  for the  years  ended
     December 31, 2002 and 2001, respectively.

     Participants in CitiStreet  Funds, Inc.  (formerly  American Odyssey Funds,
     Inc.) (the "Funds"),  may elect to enter into a separate  asset  allocation advisory agreement with CitiStreet  Financial Services LLC  ("CitiStreet"), an affiliate of The Company.  Under this arrangement,  CitiStreet  provides asset  allocation  advice and charges  participants  an annual fee,  plus a one-time  set-up  fee  of  $30.  The  annual  fee,  which  decreases  as  a participant's  assets in the Funds increase,  is equivalent to an amount of up to 1.50% of the  participant's  assets in the Funds.  These fees totaled
     $9,882,520 and  $11,197,645 for the years ended December 31, 2002 and 2001, respectively.

4.   NET ASSETS HELD ON BEHALF OF AN AFFILIATE

     Approximately  $22,086,000 and $27,907,000 of the net assets of Fund U were held on behalf of an  affiliate  of The Company as of December 31, 2002 and
     2001, respectively. Transactions with this affiliate during the years ended
     December  31, 2002 and 2001,  comprised  participant  purchase  payments of
     approximately   $4,159,000  and  $5,233,000  and  contract   surrenders  of
     approximately $4,686,000 and $5,304,000, respectively.

                                      -34-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5. NET CONTRACT OWNERS' EQUITY

                                                                                       DECEMBER 31, 2002
                                                              ---------------------------------------------------------------------

                                                                ACCUMULATION       ANNUITY       UNIT    ACCUMULATION      ANNUITY
                                                                    UNITS           UNITS       VALUE     NET ASSETS      NET ASSETS
                                                              --------------      ---------    -------   -------------   -----------
Capital Appreciation Fund
  Qualified ..............................................     112,875,015          42,464     $3.811    $430,147,722    $   161,822
  Non-qualified ..........................................       7,193,555          94,045     3.952      28,429,624         371,674

Dreyfus Stock Index Fund .................................     152,721,370         326,876     2.207     337,005,870         721,308

High Yield Bond Trust
  Qualified ..............................................       7,236,298           3,528     3.944      28,536,361          13,914
  Non-qualified ..........................................         806,506           6,988     3.985       3,213,523          27,843

Managed Assets Trust
  Qualified ..............................................      42,195,400          83,290     4.138     174,585,257         344,616
  Non-qualified ..........................................       4,026,132          78,616     4.453      17,930,392         350,119

Alliance Variable Product Series Fund, Inc.
  Premier Growth Portfolio - Class B .....................       2,555,550              --     0.585       1,493,764              --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund - Class I .............     202,431,573         165,054     1.762     356,633,153         290,786
  CitiStreet International Stock Fund - Class I ..........     157,036,354          54,197     1.278     200,683,381          69,262
  CitiStreet Large Company Stock Fund - Class I ..........     202,999,941          64,023     1.282     260,254,020          82,080
  CitiStreet Small Company Stock Fund - Class I ..........      93,179,750          40,302     1.542     143,712,746          62,158

Dreyfus Variable Investment Fund
  Small Cap Portfolio - Initial Shares ...................      47,347,269          21,750     0.867      41,045,358          18,856

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2 ......................       1,397,130              --     0.654         914,330              --
  Templeton Global Asset Allocation Fund - Class 1 .......      59,156,839          69,136     2.207     130,532,523         152,552
  Templeton Growth Securities Fund - Class 1 .............     107,941,696          57,436     2.359     254,585,572         135,465

Greenwich Street Series Fund
  Appreciation Portfolio .................................         876,855              --     0.846         742,167              --
  Fundamental Value Portfolio ............................      21,690,834              --     0.716      15,533,580              --

Janus Aspen Series
  International Growth Portfolio - Service Shares ........       1,992,687              --     0.611       1,218,245              --

Putnam Variable Trust
  Putnam VT International Growth Fund - Class IB Shares ..       2,779,812              --     0.698       1,939,781              --
  Putnam VT Small Cap Value Fund - Class IB Shares .......      23,330,243          11,895     0.879      20,516,678          10,461

Salomon Brothers Variable Series Fund Inc.
  Capital Fund - Class I .................................      16,640,804              --     0.699      11,636,773             --
  Investors Fund - Class I ...............................       4,408,473              --     0.696       3,069,283             --
  Small Cap Growth Fund - Class I ........................       1,495,493              --     0.626         936,118             --

                                      -35-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5. NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                       DECEMBER 31, 2002
                                                              ---------------------------------------------------------------------

                                                                ACCUMULATION       ANNUITY       UNIT    ACCUMULATION      ANNUITY
                                                                    UNITS           UNITS       VALUE     NET ASSETS      NET ASSETS
                                                              --------------      ---------    -------   -------------   -----------
The Travelers Series Trust
  Disciplined Mid Cap Stock Portfolio ....................      29,225,980          16,657    $1.076     $31,454,556     $    17,927
  MFS Mid Cap Growth Portfolio ...........................       5,435,083              --     0.392       2,131,043              --
  Social Awareness Stock Portfolio .......................      15,983,693              --     1.975      31,565,841              --
  U.S. Government Securities Portfolio ...................      57,592,945          24,195     2.010     115,766,602          48,633
  Utilities Portfolio ....................................      12,836,566          11,776     1.249      16,037,277          14,712

Travelers Series Fund Inc. ...............................
  Alliance Growth Portfolio ..............................      40,000,144          14,437     1.577      63,088,712          22,771
  MFS Total Return Portfolio .............................      37,898,581          32,305     1.940      73,508,692          62,661
  Salomon Brothers Strategic Total Return Bond Fund ......         274,333              --     1.646         451,663              --
  Smith Barney Aggressive Growth Portfolio ...............      26,371,596              --     0.629      16,592,712              --
  Smith Barney International All Cap Growth Portfolio ....      17,410,295          11,213     0.875      15,241,117           9,815
  Smith Barney Large Cap Value Portfolio .................      13,414,002          14,788     1.474      19,773,470          21,798
  Smith Barney Large Capitalization Growth Portfolio .....       2,526,696              --     0.675       1,705,424              --

Variable Insurance Products Fund
  Equity Income Portfolio - Initial Class ................     144,954,256         246,448     2.021     292,993,668         498,142
  Growth Portfolio - Initial Class .......................     228,558,032         160,688     2.031     464,298,921         326,427
  High Income Portfolio - Initial Class ..................      26,427,791          51,957     1.412      37,310,771          73,353

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class ................     123,453,316         144,317     1.898     234,289,506         273,885

Variable Insurance Products Fund III
  Mid Cap Portfolio - Service Class 2 ....................       8,998,650              --     0.915       8,229,338              --
                                                                                                         -----------     -----------

Net Contract Owners' Equity ..............................                                           $ 3,889,735,534     $ 4,183,040
                                                                                                     ===============     ===========

                                      -36-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6. STATEMENT OF INVESTMENTS                                                          FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                          ---------------------------------------------------------

INVESTMENTS                                                                   NO. OF        MARKET        COST OF        PROCEEDS
                                                                              SHARES        VALUE        PURCHASES      FROM SALES
                                                                          ------------   ------------   ------------   ------------
CAPITAL APPRECIATION FUND (11.8%)
  Total (Cost $609,445,531) .............................................   10,346,405   $459,173,470   $ 13,723,712   $ 87,466,801
                                                                          ------------   ------------   ------------   ------------

DREYFUS STOCK INDEX FUND (8.7%)
  Total (Cost $392,502,237) .............................................   15,032,189    337,773,282     24,424,424     49,357,720
                                                                          ------------   ------------   ------------   ------------

HIGH YIELD BOND TRUST (0.8%)
  Total (Cost $35,527,447) ..............................................    3,920,592     31,795,997     13,098,943      7,475,252
                                                                          ------------   ------------   ------------   ------------

MANAGED ASSETS TRUST (5.0%)
  Total (Cost $227,274,641) .............................................   14,639,156    193,236,857     16,213,421     30,276,078
                                                                          ------------   ------------   ------------   ------------

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (0.0%)
  Premier Growth Portfolio - Class B
    Total (Cost $1,951,285) .............................................       86,406      1,493,968      1,607,716        308,686
                                                                          ------------   ------------   ------------   ------------

CITISTREET FUNDS, INC. (24.7%)
  CitiStreet Diversified Bond Fund - Class I (Cost $330,039,760) ........   30,880,000    356,972,802     27,206,696     52,807,111
  CitiStreet International Stock Fund - Class I (Cost $294,910,173) .....   21,659,086    200,779,727     42,088,682     36,375,263
  CitiStreet Large Company Stock Fund - Class I (Cost $443,096,937) .....   31,033,563    260,371,596     24,950,481     21,553,238
  CitiStreet Small Company Stock Fund - Class I (Cost $213,872,236) .....   16,897,125    143,794,530      5,935,135     19,067,960
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $1,281,919,106) .........................................  100,469,774    961,918,655    100,180,994    129,803,572
                                                                          ------------   ------------   ------------   ------------

DREYFUS VARIABLE INVESTMENT FUND (1.1%)
  Small Cap Portfolio - Initial Shares
    Total (Cost $62,934,823) ............................................    1,446,120     41,069,815     17,358,863      8,262,844
                                                                          ------------   ------------   ------------   ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (9.9%)
  Franklin Small Cap Fund - Class 2 (Cost $1,002,336) ...................       72,004        914,455      2,317,663      1,592,251
  Templeton Global Asset Allocation Fund - Class 1 (Cost $162,364,798) ..    8,958,385    130,702,844      3,682,346     21,711,963
  Templeton Global Income Securities Fund - Class 1 (Cost $0) ...........           --             --      1,665,524     11,063,692
  Templeton Growth Securities Fund - Class 1 (Cost $379,737,624) ........   29,383,587    254,755,697     15,794,671     40,066,070
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $543,104,758) ...........................................   38,413,976    386,372,996     23,460,204     74,433,976
                                                                          ------------   ------------   ------------   ------------

GREENWICH STREET SERIES FUND (0.4%)
  Appreciation Portfolio (Cost $763,735) ................................       42,222        742,268        866,350        101,050
  Fundamental Value Portfolio (Cost $19,550,821) ........................    1,067,012     15,535,688     11,377,283      1,493,150
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $20,314,556) ............................................    1,109,234     16,277,956     12,243,633      1,594,200
                                                                          ------------   ------------   ------------   ------------

JANUS ASPEN SERIES (0.0%)
  International Growth Portfolio - Service Shares
    Total (Cost $1,230,626) .............................................       70,920      1,218,411     12,837,665     12,031,064
                                                                          ------------   ------------   ------------   ------------

PUTNAM VARIABLE TRUST (0.6%)
  Putnam VT International Growth Fund - Class IB Shares (Cost $1,941,441)      192,084      1,940,047     23,058,903     21,639,186
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $24,855,345) ...    1,688,316     20,529,927     19,580,193      6,164,507
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $26,796,786) ............................................    1,880,400     22,469,974     42,639,096     27,803,693
                                                                          ------------   ------------   ------------   ------------

                                      -37-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6. STATEMENT OF INVESTMENTS                                                          FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                          ---------------------------------------------------------

INVESTMENTS                                                                   NO. OF        MARKET        COST OF        PROCEEDS
                                                                              SHARES        VALUE        PURCHASES      FROM SALES
                                                                          ------------   ------------   ------------   ------------
Salomon Brothers Variable Series Fund Inc. (0.4%)
  Capital Fund - Class I (Cost $14,996,259) .............................    1,033,601   $ 11,638,347   $  7,381,351   $  2,670,013
  Investors Fund - Class I (Cost $3,773,808) ............................      316,138      3,069,696      2,351,028        897,540
  Small Cap Growth Fund - Class I (Cost $1,255,723) .....................      113,898        936,245      1,485,412        606,933
                                                                           -----------   ------------   ------------   ------------
    Total (Cost $20,025,790) ............................................    1,463,637     15,644,288     11,217,791      4,174,486
                                                                           -----------   ------------   ------------   ------------

THE TRAVELERS SERIES TRUST (5.1%)
  Disciplined Mid Cap Stock Portfolio (Cost $38,752,426) ................    2,400,974     31,476,771     10,781,664      5,356,809
  MFS Mid Cap Growth Portfolio (Cost $2,877,392) ........................      424,566      2,131,321      4,762,820      3,379,172
  Social Awareness Stock Portfolio (Cost $39,106,583) ...................    1,756,825     31,570,146      1,923,042      4,571,041
  U.S. Government Securities Portfolio (Cost $112,049,460) ..............    8,815,134    115,830,855     68,813,159     12,430,792
  Utilities Portfolio (Cost $27,474,949) ................................    1,795,775     16,054,225      2,747,624      7,268,715
                                                                           -----------   ------------   ------------   ------------
    Total (Cost $220,260,810) ...........................................   15,193,274    197,063,318     89,028,309     33,006,529
                                                                           -----------   ------------   ------------   ------------

TRAVELERS SERIES FUND INC. (4.9%)
  Alliance Growth Portfolio (Cost $122,033,529) .........................    5,186,531     63,120,080      4,372,704     14,605,323
  MFS Total Return Portfolio (Cost $82,116,800) .........................    5,174,507     73,581,487     26,053,501      7,034,134
  Putnam Diversified Income Portfolio (Cost $0) .........................           --             --        367,280      7,593,670
  Salomon Brothers Strategic Total Return Bond Fund (Cost $462,847) .....       45,082        451,725        433,413        433,723
  Smith Barney Aggressive Growth Portfolio (Cost $21,095,888) ...........    1,835,727     16,594,975     15,805,392      4,629,531
  Smith Barney High Income Portfolio (Cost $0) ..........................           --             --        224,262      3,315,555
  Smith Barney International All Cap Growth Portfolio (Cost $16,857,808)     1,735,268     15,253,005     51,143,432     55,251,207
  Smith Barney Large Cap Value Portfolio (Cost $27,532,252) .............    1,497,577     19,797,970      2,581,922      5,104,312
  Smith Barney Large Capitalization Growth Portfolio (Cost $1,995,162) ..      175,119      1,705,660      1,768,634        590,985
                                                                           -----------   ------------   ------------   ------------
    Total (Cost $272,094,286) ...........................................   15,649,811    190,504,902    102,750,540     98,558,440
                                                                           -----------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND (20.4%)
  Equity Income Portfolio - Initial Class (Cost $325,065,451) ...........   16,163,643    293,531,758     17,000,974     44,933,522
  Growth Portfolio - Initial Class (Cost $662,614,765) ..................   19,824,608    464,688,809      6,080,722     89,669,545
  High Income Portfolio - Initial Class (Cost $56,461,093) ..............    6,305,102     37,389,255     13,988,618     15,505,164
                                                                           -----------   ------------   ------------   ------------
    Total (Cost $1,044,141,309) .........................................   42,293,353    795,609,822     37,070,314    150,108,231
                                                                           -----------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND II (6.0%)
  Asset Manager Portfolio - Initial Class
    Total (Cost $280,264,139) ...........................................   18,399,645    234,595,476     11,461,567     46,926,299
                                                                           -----------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND III (0.2%)
  Mid Cap Portfolio - Service Class 2
    Total (Cost $8,790,243) .............................................      473,286      8,230,452      9,778,764      2,379,726
                                                                           -----------   ------------   ------------   ------------

TOTAL INVESTMENTS (100%)
  (COST $5,048,578,373) .................................................              $3,894,449,639   $539,095,956   $763,967,597
                                                                                       ==============   ============   ============

                                      -38-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7. FINANCIAL HIGHLIGHTS

                                        YEAR                UNIT VALUE       NET     INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                       ENDED      UNITS      LOWEST TO      ASSETS    INCOME       LOWEST TO          LOWEST TO
                                       DEC 31    (000S)     HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)*
                                       ------    -------   -------------   -------    ---------   -------------   -----------------

CAPITAL APPRECIATION FUND               2002     120,205   3.811 - 3.952   459,111      1.54        1.25         (26.02) - (26.01)
                                        2001     137,755   5.151 - 5.342   711,461      0.46        1.25         (27.02) - (27.01)
DREYFUS STOCK INDEX FUND                2002     153,048           2.207   337,727      1.34        1.25                   (23.31)
                                        2001     164,059           2.878   472,183      1.09        1.25                   (13.29)
HIGH YIELD BOND TRUST                   2002       8,053   3.944 - 3.985    31,792     14.68        1.25              3.29 - 3.30
                                        2001       7,732   3.818 - 3.858    29,562      6.49        1.25              8.16 - 8.19
MANAGED ASSETS TRUST                    2002      46,383   4.138 - 4.453   193,210      6.10        1.25           (9.75) - (9.73)
                                        2001      52,482   4.584 - 4.934   242,398      2.63        1.25           (6.27) - (6.26)
ALLIANCE VARIABLE PRODUCT
  SERIES FUND, INC.

  Premier Growth Portfolio - Class B    2002       2,556           0.585     1,494         -        1.25                   (31.66)
                                        2001         849           0.856       726         -        1.25                   (14.40)
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond Fund
    - Class I                           2002     202,597           1.762   356,924      4.10        1.25                     7.64
                                        2001     223,789           1.637   366,368      4.10        1.25                     5.54
  CitiStreet International Stock Fund
    - Class I                           2002     157,091           1.278   200,753      0.61        1.25                    (23.29)
                                        2001     157,226           1.666   261,883      1.44        1.25                    (22.40)
  CitiStreet Large Company Stock Fund
    - Class I                           2002     203,064           1.282   260,336      0.65        1.25                    (23.83)
                                        2001     199,594           1.683   335,826      0.89        1.25                    (16.77)
  CitiStreet Small Company Stock Fund
    - Class I                           2002      93,220           1.542   143,775      0.52        1.25                    (24.67)
                                        2001     100,583           2.047   205,928      0.03        1.25                      0.29
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio - Initial Shares  2002      47,369           0.867    41,064      0.04        1.25                    (20.09)
                                        2001      38,641           1.085    41,940      0.46        1.25                     (7.34)
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2     2002       1,397           0.654       914      0.25        1.25                    (29.60)
                                        2001         500           0.929       464      0.06        1.25                     (7.10)
  Templeton Global Asset Allocation
    Fund - Class 1                      2002      59,226           2.207   130,685      1.97        1.25                     (5.32)
                                        2001      67,658           2.331   157,740      1.44        1.25                    (10.86)
  Templeton Growth Securities Fund
    - Class 1                           2002     107,999           2.359   254,721      2.39        1.25                    (19.32)
                                        2001     121,148           2.924   354,230      2.07        1.25                     (2.21)
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                2002         877           0.846       742      2.56        1.25                    (15.40)
  Fundamental Value Portfolio           2002      21,691           0.716    15,534      1.27        1.25                    (22.26)
                                        2001      10,466           0.921     9,644      0.41        1.25                     (7.90)
JANUS ASPEN SERIES
  International Growth Portfolio -
    Service Shares                      2002       1,993           0.611     1,218      0.69        1.25                    (26.74)
                                        2001         768           0.834       640      0.57        1.25                    (16.60)

                                      -39-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                                        YEAR                UNIT VALUE       NET     INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                       ENDED      UNITS      LOWEST TO      ASSETS    INCOME       LOWEST TO          LOWEST TO
                                       DEC 31    (000S)     HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)*
                                       ------    -------   -------------   -------    ---------   -------------   -----------------

PUTNAM VARIABLE TRUST

  Putnam VT International Growth
    Fund - Class IB Shares               2002       2,780          0.698     1,940       0.64        1.25                   (18.65)
                                         2001         860          0.858       738          -        1.25                   (14.20)
  Putnam VT Small Cap Value Fund -
    Class IB Shares                      2002      23,342          0.879    20,527       0.16        1.25                   (19.36)

                                         2001      11,993          1.090    13,067          -        1.25                     9.00
SALOMON BROTHERS VARIABLE SERIES
FUND INC.
  Capital Fund - Class I                 2002      16,641          0.699    11,637       0.46        1.25                   (26.03)
                                         2001      11,455          0.945    10,823       1.37        1.25                    (5.50)
  Investors Fund - Class I               2002       4,408          0.696     3,069       1.41        1.25                   (24.02)
                                         2001       2,700          0.916     2,474       1.50        1.25                    (8.40)
  Small Cap Growth Fund - Class I        2002       1,495          0.626       936          -        1.25                   (35.53)
                                         2001         508          0.971       493          -        1.25                    (2.90)
THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio    2002      29,243          1.076    31,472       0.56        1.25                   (15.41)
                                         2001      25,279          1.272    32,155       0.29        1.25                    (5.22)
  MFS Mid Cap Growth Portfolio           2002       5,435          0.392     2,131          -        1.25                   (49.48)
                                         2001       2,868          0.776     2,225          -        1.25                   (22.40)
  Social Awareness Stock Portfolio       2002      15,984          1.975    31,566       0.86        1.25                   (25.78)
                                         2001      17,250          2.661    45,899       0.41        1.25                   (16.71)
  U.S. Government Securities Portfolio   2002      57,617          2.010   115,815       8.70        1.25                    12.23
                                         2001      31,721          1.791    56,820       3.83        1.25                     4.49
  Utilities Portfolio                    2002      12,848          1.249    16,052       6.46        1.25                   (31.11)
                                         2001      16,857          1.813    30,560       1.77        1.25                   (23.95)
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio              2002      40,015          1.577    63,111       0.58        1.25                   (34.40)
                                         2001      45,324          2.404   108,977       0.20        1.25                   (14.45)
  MFS Total Return Portfolio             2002      37,931          1.940    73,571       6.32        1.25                    (6.42)
                                         2001      31,891          2.073    66,113       2.82        1.25                    (1.24)
  Salomon Brothers Strategic Total
    Return Bond Fund                     2002         274          1.646       452       9.98        1.25                     6.95
                                         2001         298          1.539       459       5.99        1.25                     5.12
  Smith Barney Aggressive Growth
    Portfolio                            2002      26,372          0.629    16,593          -        1.25                   (33.51)
                                         2001      11,837          0.946    11,196          -        1.25                    (5.40)
  Smith Barney International All
    Cap Growth Portfolio                 2002      17,422          0.875    15,251       0.94        1.25                   (26.66)
                                         2001      20,784          1.193    24,795          -        1.25                   (32.02)
  Smith Barney Large Cap Value
    Portfolio                            2002      13,429          1.474    19,795       3.70        1.25                   (26.34)
                                         2001      15,355          2.001    30,731       1.39        1.25                    (9.33)
  Smith Barney Large Capitalization
    Growth Portfolio                     2002       2,527          0.675     1,705       0.51        1.25                   (25.66)
                                         2001         996          0.908       905         --        1.25                    (9.20)

                                      -40-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                                        YEAR                UNIT VALUE       NET     INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                       ENDED      UNITS      LOWEST TO      ASSETS    INCOME       LOWEST TO          LOWEST TO
                                       DEC 31    (000S)     HIGHEST ($)    ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)*
                                       ------    -------   -------------   -------    ---------   -------------   -----------------

VARIABLE INSURANCE PRODUCTS FUND
  Equity Income Portfolio
    - Initial Class                      2002     145,201          2.021   293,492       1.81        1.25                   (17.98)
                                         2001     163,253          2.464    402,317      1.77        1.25                    (6.17)
  Growth Portfolio - Initial Class       2002     228,719          2.031    464,625      0.26        1.25                   (30.99)
                                         2001     261,639          2.943    770,037      0.08        1.25                   (18.68)
  High Income Portfolio
    - Initial Class                      2002      26,480          1.412     37,384     11.04        1.25                     2.17
                                         2001      30,344          1.382     41,935     13.62        1.25                   (12.81)
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio -
    Initial Class                        2002     123,598          1.898    234,563      4.15        1.25                    (9.83)
                                         2001     146,070          2.105    307,544      4.40        1.25                    (5.31)
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio - Service Class 2    2002       8,999          0.915      8,229      0.37        1.25                   (11.08)
                                         2001       1,515          1.029      1,559        --        1.25                     2.90

*Total return lowest and highest range displayed is calculated from the beginning of the fiscal year to the end of the fiscal year except where a unit value inception date occurred during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -41-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
   FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                    CAPITAL APPRECIATION FUND        DREYFUS STOCK INDEX FUND            HIGH YIELD BOND TRUST
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............    137,755,109     148,409,098     164,059,331     167,537,774       7,732,247       6,304,782
Accumulation units purchased and
  transferred from other
  funding options ..............     20,566,645      28,929,209      33,945,261      33,272,995       4,376,088       4,857,700
Accumulation units redeemed and
  transferred to other funding
  options ......................    (38,091,582)    (39,563,104)    (44,914,394)    (36,725,025)     (4,053,886)     (3,429,055)
Annuity units ..................        (25,093)        (20,094)        (41,952)        (26,413)         (1,129)         (1,180)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................    120,205,079     137,755,109     153,048,246     164,059,331       8,053,320       7,732,247
                                   ============    ============    ============    ============    ============    ============

                                                                      PREMIER GROWTH PORTFOLIO -        CITISTREET DIVERSIFIED
                                        MANAGED ASSETS TRUST                 CLASS B                     BOND FUND - CLASS I
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............     52,482,116      56,478,177         848,693              --     223,788,825     144,750,526
Accumulation units purchased and
  transferred from other funding
  options ......................      4,315,725       5,541,121       2,421,872       1,359,002      46,960,765     153,940,653
Accumulation units redeemed and
  transferred to other funding
  options ......................    (10,399,816)     (9,526,357)       (715,015)       (510,309)    (68,130,384)    (74,884,354)
Annuity units ..................        (14,587)        (10,825)             --              --         (22,579)        (18,000)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................     46,383,438      52,482,116       2,555,550         848,693     202,596,627     223,788,825
                                   ============    ============    ============    ============    ============    ============

                                     CITISTREET INTERNATIONAL         CITISTREET LARGE COMPANY        CITISTREET SMALL COMPANY
                                       STOCK FUND - CLASS I            STOCK FUND - CLASS I              STOCK FUND - CLASS I
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............    157,226,414     124,881,599     199,593,964     172,083,988     100,583,199     143,472,873
Accumulation units purchased and
  transferred from other funding
  options ......................     55,625,491      73,715,093      50,346,753      66,753,350      18,203,027      22,487,167
Accumulation units redeemed and
  transferred to other funding
  options ......................    (55,754,355)    (41,365,119)    (46,867,975)    (39,236,295)    (25,560,505)    (65,372,533)
Annuity units ..................         (6,999)         (5,159)         (8,778)         (7,079)         (5,669)         (4,308)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................    157,090,551     157,226,414     203,063,964     199,593,964      93,220,052     100,583,199
                                   ============    ============    ============    ============    ============    ============

                                                                                                         SMALL CAP PORTFOLIO -
                                     GLOBAL HIGH-YIELD BOND FUND    INTERMEDIATE-TERM BOND FUND             INITIAL SHARES
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............             --      65,149,316              --      75,052,581      38,640,849      30,292,992
Accumulation units purchased and
  transferred from other funding
  options ......................             --       4,158,451              --       6,609,223      29,778,110      27,621,038
Accumulation units redeemed and
  transferred to other funding
  options ......................             --     (69,307,512)             --     (81,658,381)    (21,047,408)    (19,271,091)
Annuity units ..................             --            (255)             --          (3,423)         (2,532)         (2,090)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................             --              --              --              --      47,369,019      38,640,849
                                   ============    ============    ============    ============    ============    ============

                                      -42-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
   FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                      FRANKLIN SMALL CAP FUND         TEMPLETON GLOBAL ASSET           TEMPLETON GLOBAL INCOME
                                              - CLASS 2              ALLOCATION FUND - CLASS I        SECURITIES FUND - CLASS 1
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............        499,835              --      67,658,190      76,624,552       6,108,991       6,528,329
Accumulation units purchased and
  transferred from other funding
  options ......................      3,463,991         872,135       5,751,801       4,928,461       1,558,959       4,227,561
Accumulation units redeemed and
  transferred to other funding
    options ....................     (2,566,696)       (372,300)    (14,169,235)    (13,886,579)     (7,640,592)     (4,644,654)
Annuity units ..................             --              --         (14,781)         (8,244)        (27,358)         (2,245)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................      1,397,130         499,835      59,225,975      67,658,190              --       6,108,991
                                   ============    ============    ============    ============    ============    ============

                                     TEMPLETON GROWTH SECURITIES
                                          FUND - CLASS 1                APPRECIATION PORTFOLIO        FUNDAMENTAL VALUE PORTFOLIO
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............    121,148,360     132,342,348              --              --      10,466,261              --
Accumulation units purchased and
  transferred from other funding
  options ......................     12,032,988      11,919,396       1,007,549              --      18,085,643      11,478,107
Accumulation units redeemed and
  transferred to other funding
  options ......................    (25,174,260)    (23,109,845)       (130,694)             --      (6,861,070)     (1,011,846)
Annuity units ..................         (7,956)         (3,539)             --              --              --              --
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................    107,999,132     121,148,360         876,855              --      21,690,834      10,466,261
                                   ============    ============    ============    ============    ============    ============

                                   INTERNATIONAL GROWTH PORTFOLIO    PUTNAM VT INTERNATIONAL GROWTH    PUTNAM VT SMALL CAP VALUE
                                          - SERVICE SHARES               FUND - CLASS 1B SHARES         FUND - CLASS IB SHARES
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............        767,684              --         860,189              --      11,993,138              --
Accumulation units purchased and
  transferred from other funding
  options ......................     19,004,875       5,524,501      31,708,118      16,558,377      29,801,550      19,103,241
Accumulation units redeemed and
  transferred to other funding
  options ......................    (17,779,872)     (4,756,817)    (29,788,495)    (15,698,188)    (18,449,248)     (7,109,830)
Annuity units ..................             --              --              --              --          (3,302)           (273)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ....................    1,992,687         767,684       2,779,812         860,189      23,342,138      11,993,138
                                   ============    ============    ============    ============    ============    ============

                                                                                                        SMALL CAP GROWTH FUND -
                                      CAPITAL FUND - CLASS I          INVESTORS FUND - CLASS I                CLASS I
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............     11,454,930              --       2,700,117              --         508,252              --
Accumulation units purchased and
  transferred from other funding
  options ......................     12,685,659      13,332,931       3,428,903       2,919,016       1,860,439         734,938
Accumulation units redeemed and
transferred to other funding
  options ......................     (7,499,785)     (1,878,001)     (1,720,547)       (218,899)       (873,198)       (226,686)
Annuity units ..................             --              --              --              --              --              --
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................     16,640,804      11,454,930       4,408,473       2,700,117       1,495,493         508,252
                                   ============    ============    ============    ============    ============    ============

                                      -43-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
   FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                     DISCIPLINED MID CAP STOCK                                          SOCIAL AWARENESS STOCK
                                              PORTFOLIO             MFS MID CAP GROWTH PORTFOLIO              PORTFOLIO
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............     25,278,517      20,156,506       2,867,666              --      17,249,885      17,315,383
Accumulation units purchased and
  transferred from other funding
  options ......................     16,154,060      18,280,527      10,590,589       4,371,761       2,762,110       3,182,542
Accumulation units redeemed and
  transferred to other funding
  options ......................    (12,188,336)    (13,157,145)     (8,023,172)     (1,504,095)     (4,028,302)     (3,248,040)
Annuity units ..................         (1,604)         (1,371)             --              --              --              --
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................     29,242,637      25,278,517       5,435,083       2,867,666      15,983,693      17,249,885
                                   ============    ============    ============    ============    ============    ============

                                     U.S. GOVERNMENT SECURITIES
                                             PORTFOLIO                  UTILITIES PORTFOLIO           ALLIANCE GROWTH PORTFOLIO
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............     31,721,264      24,809,824      16,856,879      16,838,824      45,323,782      45,021,396
Accumulation units purchased and
  transferred from other funding
  options ......................     47,569,329      19,201,356       3,774,363      10,699,131       9,038,936      11,835,108
Accumulation units redeemed and
  transferred to other funding
  options ......................    (21,692,326)    (12,283,493)     (7,781,360)    (10,680,146)    (14,344,120)    (11,528,687)
Annuity units ..................         18,873          (6,423)         (1,540)           (930)         (4,017)         (4,035)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................     57,617,140      31,721,264      12,848,342      16,856,879      40,014,581      45,323,782
                                   ============    ============    ============    ============    ============    ============

                                                                     PUTNAM DIVERSIFIED INCOME        SALOMON BROTHERS STRATEGIC
                                      MFS TOTAL RETURN PORTFOLIO             PORTFOLIO                  TOTAL RETURN BOND FUND
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............     31,890,732      24,307,182       5,511,538       5,639,063         298,023         204,663
Accumulation units purchased and
  transferred from other funding
  options ......................     18,496,308      18,009,076         497,626       1,384,736         264,347       1,377,352
Accumulation units redeemed and
  transferred to other funding
  options ......................    (12,451,410)    (10,418,948)     (6,009,164)     (1,512,261)       (288,037)     (1,283,992)
Annuity units ..................         (4,744)         (6,578)             --              --              --              --
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................     37,930,886      31,890,732              --       5,511,538         274,333         298,023
                                   ============    ============    ============    ============    ============    ============

                                       SMITH BARNEY AGGRESSIVE         SMITH BARNEY HIGH              SMITH BARNEY INTERNATIONAL
                                         GROWTH PORTFOLIO              INCOME PORTFOLIO                ALL CAP GROWTH PORTFOLIO
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
beginning of year ..............     11,836,932              --       2,667,071       2,505,183      20,784,496      19,849,423
Accumulation units purchased and
  transferred from other funding
  options ......................     28,728,629      17,353,580         324,058       1,508,732      55,004,194     155,617,004
Accumulation units redeemed and
transferred to other funding
  options ......................    (14,193,965)     (5,516,648)     (2,991,129)     (1,346,844)    (58,361,913)   (154,676,474)
Annuity units ..................             --              --              --              --          (5,269)         (5,457)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................     26,371,596      11,836,932              --       2,667,071      17,421,508      20,784,496
                                   ============    ============    ============    ============    ============    ============

                                      -44-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
   FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001 (CONTINUED)

                                                                        SMITH BARNEY LARGE
                                    SMITH BARNEY LARGE CAP VALUE       CAPITALIZATION GROWTH            EQUITY INCOME PORTFOLIO
                                             PORTFOLIO                       PORTFOLIO                       - INITIAL CLASS
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............     15,355,264      12,672,102         995,768              --     163,252,520     174,162,200
Accumulation units purchased and
  transferred from other funding
  options ......................      2,966,875       9,049,120       2,656,929       1,771,464      17,667,310      22,670,928
Accumulation units redeemed and
  transferred to other funding
  options ......................     (4,892,456)     (6,365,026)     (1,126,001)       (775,696)    (35,697,437)    (33,559,524)
Annuity units ..................           (893)           (932)             --              --         (21,689)        (21,084)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................     13,428,790      15,355,264       2,526,696         995,768     145,200,704     163,252,520
                                   ============    ============    ============    ============    ============    ============

                                         GROWTH PORTFOLIO              HIGH INCOME PORTFOLIO           ASSET MANAGER PORTFOLIO
                                         - INITIAL CLASS                 - INITIAL CLASS                   - INITIAL CLASS
                                    ----------------------------    ----------------------------      --------------------------
                                        2002           2001             2002           2001            2002            2001
                                        ----           ----             ----           ----            ----            ----
Accumulation and annuity units
  beginning of year ............    261,638,873     285,710,512      30,344,155      35,414,244     146,070,366     162,774,170
Accumulation units purchased and
  transferred from other funding
  options ......................     31,224,037      38,190,154      10,358,271      10,944,864       8,415,213      10,968,388
Accumulation units redeemed and
  transferred to other funding
  options ......................    (64,116,337)    (62,242,301)    (14,218,176)    (16,011,055)    (30,866,744)    (27,658,917)
Annuity units ..................        (27,853)        (19,492)         (4,502)         (3,898)        (21,202)        (13,275)
                                   ------------    ------------    ------------    ------------    ------------    ------------
Accumulation and annuity units
  end of year ..................    228,718,720     261,638,873      26,479,748      30,344,155     123,597,633     146,070,366
                                   ============    ============    ============    ============    ============    ============

                                              MID CAP PORTFOLIO
                                             - SERVICE CLASS 2                     COMBINED
                                         --------------------------     --------------------------------
                                         2002               2001            2002               2001
                                         ----               ----            ----               ----

Accumulation and annuity units
  beginning of year ............        1,515,233                --     2,148,335,658     2,197,289,610
Accumulation units purchased and
  transferred from other funding
  options ......................       12,843,605         1,986,886       686,267,001       879,246,375
Accumulation units redeemed and
  transferred to other funding
  options ......................       (5,360,188)         (471,653)     (766,819,585)     (928,003,725)
Annuity units ..................               --                --          (257,155)         (196,602)
                                       ----------         ---------     -------------     -------------
Accumulation and annuity units
  end of year ..................        8,998,650         1,515,233     2,067,525,919     2,148,335,658
                                       ==========         =========     =============     =============

                                      -45-

                          INDEPENDENT AUDITORS' REPORT

The  Board of  Directors  of the  Travelers  Insurance  Company  and  Owners  of
     Variable Annuity Contracts of The Travelers Fund U for Variable Annuities:

We have audited the  accompanying  statements of assets and  liabilities  of The
Travelers Fund U for Variable Annuities as of December 31, 2002, and the related statements  of operations  for the year then ended,  the statement of changes in net assets for each of the two years then ended,  and the  financial  highlights for each of the two years then ended.  These financial  statements and financial
highlights   are  the   responsibility   of  the   Account's   management.   Our
responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence  with the underlying funds.  An audit also includes  assessing  the  accounting  principles  used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of The
Travelers Fund U for Variable  Annuities as of December 31, 2002, the results of its operations  for the year then ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two  years in the  period  then  ended,  in  conformity  with  accounting principles generally accepted in the United States of America.

                             /s/ KPMG
                             --------

Hartford, Connecticut
March 28, 2003

                                      -46-

                       This page intentionally left blank

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                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer of units of The Travelers  Fund U for Variable  Annuities or shares of Fund U's underlying funds. It should not be used in connection with any offer except in conjunction  with the Prospectus for The Travelers Fund U for Variable
Annuities  product(s)  offered  by  The  Travelers  Insurance  Company  and  the
Prospectuses for the underlying funds, which collectively  contain all pertinent information, including the applicable sales commissions.

VG-FNDU (Annual) (12-02) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers
Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31,
2002. These consolidated financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers
Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. As discussed in
Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-1

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                                       2002       2001       2000
                                                                                      ----       ----       ----
REVENUES
Premiums                                                                             $1,924     $2,102     $1,966
Net investment income                                                                 2,936      2,831      2,730
Realized investment gains (losses)                                                     (322)       125        (77)
Fee income                                                                              560        537        528
Other revenues                                                                          136        107        107
--------------------------------------------------------------------------------------------------------------------
     Total Revenues                                                                   5,234      5,702      5,254
--------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                                 1,711      1,862      1,752
Interest credited to contractholders                                                  1,220      1,179      1,038
Amortization of deferred acquisition costs                                              393        379        347
General and administrative expenses                                                     407        371        463
--------------------------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                                                      3,731      3,791      3,600
--------------------------------------------------------------------------------------------------------------------

Income from operations before federal income taxes and cumulative effects of
   changes in accounting principles                                                   1,503      1,911      1,654
--------------------------------------------------------------------------------------------------------------------

Federal income taxes
     Current                                                                            236        471        462
     Deferred                                                                           185        159         89
--------------------------------------------------------------------------------------------------------------------
     Total Federal Income Taxes                                                         421        630        551
--------------------------------------------------------------------------------------------------------------------
Income before cumulative effects of changes in accounting principles                  1,082      1,281      1,103

Cumulative effect of change in accounting for derivative instruments and
   hedging activities, net of tax                                                        --         (6)        --
Cumulative effect of change in accounting for securitized financial assets,
   net of tax                                                                            --         (3)        --
--------------------------------------------------------------------------------------------------------------------
Net Income                                                                           $1,082     $1,272     $1,103
====================================================================================================================

                 See Notes to Consolidated Financial Statements.

                                       F-2

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

AT DECEMBER 31,                                               2002       2001
--------------------------------------------------------------------------------

ASSETS
Fixed maturities, available for sale at fair value
  (including $2,687 and $2,330 subject to securities
  lending agreements) (cost $35,428; $31,730)                $36,434    $32,072
Equity securities, at fair value (cost $328; $471)               332        472
Mortgage loans                                                 1,985      1,995
Real estate                                                       36         55
Policy loans                                                   1,168      1,208
Short-term securities                                          4,414      3,053
Trading securities, at fair value                              1,531      1,880
Other invested assets                                          4,909      2,485
--------------------------------------------------------------------------------
     Total Investments                                        50,809     43,220
--------------------------------------------------------------------------------

Cash                                                             186        146
Investment income accrued                                        525        487
Premium balances receivable                                      151        137
Reinsurance recoverables                                       4,301      4,163
Deferred acquisition costs                                     3,936      3,461
Separate and variable accounts                                21,620     24,837
Other assets                                                   1,467      1,415
--------------------------------------------------------------------------------
     Total Assets                                            $82,995    $77,866
--------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                         $26,634    $22,810
Future policy benefits and claims                             15,009     14,221
Separate and variable accounts                                21,620     24,837
Deferred federal income taxes                                  1,448        409
Trading securities sold not yet purchased, at fair value         598        891
Other liabilities                                              6,051      5,518
--------------------------------------------------------------------------------
     Total Liabilities                                        71,360     68,686
--------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                         100        100
Additional paid-in capital                                     5,443      3,864
Retained earnings                                              5,638      5,142
Accumulated other changes in equity from nonowner sources        454         74
--------------------------------------------------------------------------------
     Total Shareholder's Equity                               11,635      9,180
--------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity              $82,995    $77,866
================================================================================

                 See Notes to Consolidated Financial Statements.

                                       F-3

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                                      FOR THE YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------
COMMON STOCK                                           2002       2001       2000
-------------------------------------------------------------------------------------
Balance, beginning of year                              $100       $100       $100
Changes in common stock                                   --         --         --
-------------------------------------------------------------------------------------
Balance, end of year                                    $100       $100       $100
=====================================================================================

-------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
-------------------------------------------------------------------------------------
Balance, beginning of year                            $3,864     $3,843     $3,819
Stock option tax benefit (expense)                      (17)         21         24
Capital contributed by parent                          1,596         --         --
-------------------------------------------------------------------------------------
Balance, end of year                                  $5,443     $3,864     $3,843
=====================================================================================

-------------------------------------------------------------------------------------
RETAINED EARNINGS
-------------------------------------------------------------------------------------

Balance, beginning of year                            $5,142     $4,342     $4,099
Net income                                             1,082      1,272      1,103
Dividends to parent                                     (586)      (472)      (860)
-------------------------------------------------------------------------------------
Balance, end of year                                  $5,638     $5,142     $4,342
=====================================================================================

-------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
-------------------------------------------------------------------------------------

Balance, beginning of year                               $74       $104      $(398)
Cumulative effect of accounting for
  derivative instruments and hedging activities,
  net of tax                                              --       (29)         --
Unrealized gains, net of tax                             455         68         501
Foreign currency translation, net of tax                   3         (3)         1
Derivative instrument hedging activity losses,
  net of tax                                             (78)       (66)        --
-------------------------------------------------------------------------------------
Balance, end of year                                    $454      $  74       $104
=====================================================================================

-------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
-------------------------------------------------------------------------------------

Net income                                            $1,082     $1,272     $1,103
Other changes in equity from nonowner sources            380        (30)       502
-------------------------------------------------------------------------------------
Total changes in equity from nonowner sources         $1,462     $1,242     $1,605
=====================================================================================

-------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
-------------------------------------------------------------------------------------
Changes in total shareholders' equity                 $2,455     $  791     $  769
Balance, beginning of year                             9,180      8,389      7,620
-------------------------------------------------------------------------------------
Balance, end of year                                 $11,635     $9,180     $8,389
=====================================================================================

                 See Notes to Consolidated Financial Statements.

                                       F-4

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                 2002        2001        2000
---------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                      $  1,917    $  2,109    $  1,986
     Net investment income received                             2,741       2,430       2,489
     Other revenues received                                      384         867         865
     Benefits and claims paid                                  (1,218)     (1,176)     (1,193)
     Interest credited to contractholders                      (1,220)     (1,159)     (1,046)
     Operating expenses paid                                   (1,022)     (1,000)       (970)
     Income taxes paid                                           (197)       (472)       (490)
     Trading account investments (purchases), sales, net           76         (92)       (143)
     Other                                                       (393)       (227)       (258)
---------------------------------------------------------------------------------------------
         Net Cash Provided by Operating Activities              1,068       1,280       1,240
---------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                       4,459       3,706       4,257
         Mortgage loans                                           374         455         380
     Proceeds from sales of investments
         Fixed maturities                                      15,472      14,110      10,840
         Equity securities                                        945         112         397
         Real estate held for sale                                 26           6         244
     Purchases of investments
         Fixed maturities                                     (23,623)    (22,556)    (17,836)
         Equity securities                                       (867)        (50)         (7)
         Mortgage loans                                          (355)       (287)       (264)
     Policy loans, net                                             39          41           9
     Short-term securities purchases, net                      (1,320)       (914)       (810)
     Other investments (purchases), sales, net                    (69)        103        (461)
     Securities transactions in course of settlement, net         529       1,086         944
---------------------------------------------------------------------------------------------
     Net Cash Used in Investing Activities                     (4,390)     (4,188)     (2,307)
---------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                               8,505       8,308       6,022
     Contractholder fund withdrawals                           (4,729)     (4,932)     (4,030)
     Capital contribution by parent                               172          --          --
     Dividends to parent company                                 (586)       (472)       (860)
---------------------------------------------------------------------------------------------
         Net Cash Provided by Financing Activities              3,362       2,904       1,132
---------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                    40          (4)         65
Cash at December 31, previous year                                146         150          85
---------------------------------------------------------------------------------------------
Cash at December 31, current year                            $    186    $    146    $    150
=============================================================================================

                 See Notes to Consolidated Financial Statements.

                                       F-5

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Insurance Company (TIC, together with its subsidiaries, the
Company), is a wholly owned subsidiary of Citigroup Insurance Holding
Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc.
(Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica
Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life
Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National
Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated.

At December 31, 2001, the Company was a wholly owned subsidiary of The Travelers
Insurance Group, Inc. (TIGI). On February 4, 2002, TIGI changed its name to
Travelers Property Casualty Corp. (TPC). TPC completed its initial public offering (IPO) on March 27, 2002 and on August 20, 2002 Citigroup made a tax-free distribution of the majority of its remaining interest in TPC, to
Citigroup's stockholders. Prior to the IPO, the common stock of TIC was distributed by TPC to CIHC so that TIC would remain an indirect wholly owned subsidiary of Citigroup. See Note 15.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with
GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2002 presentation.

ACCOUNTING CHANGES

BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS Effective January 1,
2002, the Company adopted the Financial Accounting Standards Board (FASB)
Statements of Financial Accounting Standards No. 141, "Business Combinations"
(FAS 141) and No. 142, "Goodwill and Other Intangible Assets" (FAS 142). These
standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 6.

                                       F-6

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company stopped amortizing goodwill on January 1, 2002. During 2001, the
Company reversed $8 million of negative goodwill. Net income adjusted to exclude the impact of goodwill amortization for the twelve months ended December 31,
2001 is as follows:

                                                      Twelve Months
                                                          Ended
     ($ IN MILLIONS)                                December 31, 2001
                                                    -----------------
     Net income:
         Reported net income                             $1,272
         Negative goodwill reversal                          (8)
         Goodwill amortization                                7
                                                         ------
         Adjusted net income                             $1,271
                                                         ======

IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS

Effective January 1, 2002, the Company adopted the FASB Statement of Financial
Accounting Standards No. 144, "Accounting for the Impairment or Disposal of
Long-Lived Assets" (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued
operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur. The provisions of the new standard are to be applied prospectively.

There has been no impact as of December 31, 2002 on the Company's results of operations, financial condition or liquidity due to this standard. The Company does not expect the impact of this standard to be significant in future reporting periods.

ACCOUNTING STANDARDS NOT YET ADOPTED

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted the FASB Statement of Financial
Accounting Standards No. 146, "Accounting for Costs Associated with Exit or
Disposal Activities" (FAS 146). FAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, FAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. It is not expected that FAS 146 will materially affect the Company's consolidated financial statements.

                                       F-7

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

STOCK BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of
Statement of Financial Accounting Standards No. 123 (FAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under FAS No.
148, "Accounting for Stock-Based Compensation - Transition and Disclosure,"
issued in December 2002. FAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date.
Similar to APB 25, the alternative method of accounting, an offsetting increase to stockholders' equity under FAS 123 is recorded equal to the amount of compensation expense charged.

Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

   -----------------------------------------------------------------------------
   YEAR ENDED DECEMBER 31,                           2002       2001       2000
   ($ IN MILLIONS)
   -----------------------------------------------------------------------------
   Net income, as reported                         $1,082     $1,272     $1,103
   FAS 123 pro forma adjustments, after tax            (9)       (15)       (19)
   -----------------------------------------------------------------------------
   Net income, pro forma                           $1,073     $1,257     $1,084
   -----------------------------------------------------------------------------

The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

   -----------------------------------------------------------------------------
   YEAR ENDED DECEMBER 31,                           2002       2001       2000
   -----------------------------------------------------------------------------
   Expected volatility of Citigroup Stock           36.98%     38.31%      41.5%
   Risk-free interest rate                           3.65%      4.42%      6.23%
   -----------------------------------------------------------------------------
   Expected annual dividend per Citigroup share     $0.92      $0.92      $0.78
   -----------------------------------------------------------------------------
   Expected annual forfeiture rate                      7%         5%         5%
   -----------------------------------------------------------------------------

The adoption of this change in accounting principle will not have a significant impact on the Company's results of operations, financial condition or liquidity.

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In January 2003, the FASB released FASB Interpretation No. 46 "Consolidation of
Variable Interest Entities" (FIN 46). This Interpretation changes the method of determining whether certain entities should be included in the Company's
Consolidated Financial Statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under FAS No. 94, "Consolidation of All
Majority-Owned Subsidiaries." A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

                                       F-8

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The provisions of FIN 46 are to be applied immediately to VIEs created after
January 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs in which an enterprise holds a variable interest that it acquired before February 1, 2003, FIN 46 applies in the first fiscal period beginning after June 15, 2003. For any VIEs that must be consolidated under FIN
46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. FIN 46 also mandates new disclosures about VIEs, some of which are required to be presented in financial statements issued after January 31, 2003.

The Company has investments in entities that may be considered to be variable interests. The carrying value of these investments is approximately $1.3 billion and primarily consists of interests in security and real estate investment funds, and below investment grade asset-backed and mortgage-backed securities, and a collateralized bond obligation. The Company is evaluating the impact of applying FIN 46 to existing VIEs in which it has variable interests and has not yet completed this analysis. However, at this time, it is anticipated that the effect on the Company's Consolidated Balance Sheets could be an increase of less than $1 billion to assets and liabilities. As the Company continues to evaluate the impact of applying FIN 46, additional entities may be identified that would need to be consolidated.

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 4), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to record fair value. Changes in assumptions could affect the fair values of fixed maturities. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could adversely affect these values.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

                                       F-9

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2002 and 2001.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 14.

Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The
Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup
Investments Ltd., holds and issues derivative instruments in conjunction with these funding strategies. (See Note 12 for a more detailed description of the
Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported on other invested assets.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

                                       F-10

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains and losses. The Company primarily hedges foreign denominated funding agreements and floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

Derivatives that are used to hedge instruments that are carried at fair value, do not qualify or are not designated as hedges, are also carried at fair value with changes in value reflected in realized investment gains and losses.

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield.
For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains and losses.

FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES:

The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses.
Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value

                                       F-11

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistently with the associated risk management strategy. Derivatives used for hedging purposes were generally accounted for using hedge accounting. Changes in value of the derivatives which were expected to substantially offset the changes in value of the hedged items qualified for hedge accounting. Hedges were monitored to ensure that there was a high correlation between the derivative instrument and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the consolidated statement of income as realized gains and losses.

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging available for sale securities were carried at fair value with unrealized gains and losses, net of taxes, charged directly to shareholder's equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investment gains and losses. Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investment gains and losses and any forward premium or discount was recognized in net investment income over the life of the contract. Gains and losses from forward contracts hedging foreign operations were carried at fair value with unrealized gains and losses, net of taxes, charged directly to shareholder's equity.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary impairments exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could adversely affect these investments. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

DEFERRED ACQUISITION COSTS

Costs of acquiring traditional life and health insurance, universal life, corporate owned life insurance (COLI), deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: Statement of Financial Accounting Standards No. 60, "Accounting
and Reporting by Insurance Enterprises" (FAS 60), Statement of Financial
Accounting Standards No. 91, "Accounting for Nonrefundable Fees and Costs
Associated with Originating or Acquiring Loans and Initial Direct Costs of
Leases" (FAS 91) and Statement of Financial Accounting Standards No. 97,
"Accounting and Reporting by Insurance Enterprises for Certain Long Duration
Contracts and for Realized Gains and Losses from the Sale of Investments"
(FAS 97).

                                       F-12

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

DAC for deferred annuities, both fixed and variable, and payout annuities are amortized employing a level effective yield methodology per FAS 91 as permitted by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated periodically, at least annually, and the actual rate is reset in the following quarter and applied prospectively. A new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.
DAC for these products is currently being amortized over 10-15 years.

DAC for universal life and COLI are amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per
FAS 97. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for these products is currently being amortized over
16-25 years.

DAC relating to traditional life, including term insurance, and health insurance are amortized in relation to anticipated premiums per FAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for these products is currently being amortized over 5-20 years.

DAC is reviewed to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 6.

VALUE OF INSURANCE IN FORCE

The value of insurance in force is an asset that was recorded in 1993 at the time of acquisition of the Company by Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate.
The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to
18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits;
and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 6.

SEPARATE AND VARIABLE ACCOUNTS

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at fair value.

                                       F-13

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB Statements of Financial Accounting Standards No. 141, "Business
Combinations" (FAS 141) and No. 142, "Goodwill and Other Intangible Assets"
(FAS 142) in the first quarter of 2002, goodwill was being amortized on a straight-line basis principally over a 40-year period. The carrying amount of goodwill and other intangible assets is regularly reviewed for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis. See Note 6.

Upon adoption of FAS 141 and FAS 142, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 1, Summary of Significant Accounting
Policies, Accounting Changes.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life,
COLI, pension investment, guaranteed investment contracts (GIC), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 4.1% to 6.6%, with a weighted average interest rate of 4.5%.

Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts.
Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment type contracts range from 1.45% to 10.0% with a weighted average interest rate of 4.9%.

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.0% to 9.0% with a weighted average of 7.1% for these products. Traditional life products include whole life and term insurance.
Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 3.6%. Assumptions established at policy issue as to mortality and persistency are based on the
Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

                                       F-14

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (CONTINUED)

GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2002 and 2001, the
Company had a liability of $22.6 million and $22.3 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.2 million and $4.3 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's insurance subsidiaries, domiciled principally in Connecticut and
Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered income when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in income in a constant relationship to insurance benefits in force.

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

CURRENT AND FUTURE INSURANCE BENEFITS

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

                                       F-15

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICS and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

STOCK-BASED COMPENSATION

Prior to January 1, 2003, the Company applied Accounting Principles Board
Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plans. Under APB
25, there is generally no charge to earnings for employee stock option awards because the options granted under these plans have an exercise price equal to the market value of the underlying common stock on the grant date.
Alternatively, FAS No. 123, "Accounting for Stock-Based Compensation" (FAS 123),
allows companies to recognize compensation expense over the related service period based on the grant date fair value of the stock award.

2.  BUSINESS DISPOSITION

Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its
subsidiary in the form of indemnity reinsurance arrangements. The proceeds were
$410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain is amortized in relation to anticipated premiums.
After-tax amortization amounted to $20 million, $21 million and $5 million in
2002, 2001 and 2000, respectively. Earned premiums were $24 million, $25 million and $138 million in 2002, 2001 and 2000, respectively.

3.  OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured finance transactions. The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts,

                                       F-16

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

with the result that the deposits collected are reported as liabilities and are not included in revenues.

The PRIMERICA LIFE INSURANCE business segment consolidates the business of
Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL.
The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a sales force of approximately
107,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long- lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

                                       F-17

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

BUSINESS SEGMENT INFORMATION:
-------------------------------------------------------------------------------------------------------
AT AND FOR THE YEAR
ENDED DECEMBER 31, 2002                                  TRAVELERS LIFE &   PRIMERICA LIFE
 ($ IN MILLIONS)                                             ANNUITY          INSURANCE         TOTAL
-------------------------------------------------------------------------------------------------------

Business Volume:
     Premiums                                                $   730          $ 1,194          $ 1,924
     Deposits                                                 11,906               --           11,906
                                                             -------          -------          -------
Total business volume                                        $12,636          $ 1,194          $13,830
Net investment income                                          2,646              290            2,936
Interest credited to contractholders                           1,220               --            1,220
Amortization of deferred acquisition costs                       174              219              393
Total expenditures for deferred acquisition costs                556              323              879
Federal income taxes (FIT) on operating income                   325              209              534
Operating income (excludes realized gains or
      losses and the related FIT)                            $   884          $   407          $ 1,291
Segment Assets                                               $74,562          $ 8,433          $82,995
-------------------------------------------------------------------------------------------------------

BUSINESS SEGMENT INFORMATION:
-------------------------------------------------------------------------------------------------------
AT AND FOR THE YEAR
ENDED DECEMBER 31, 2001                                  TRAVELERS LIFE &   PRIMERICA LIFE
($ IN MILLIONS)                                              ANNUITY          INSURANCE         TOTAL
-------------------------------------------------------------------------------------------------------

Business Volume:
     Premiums                                                $   957          $ 1,145          $ 2,102
     Deposits                                                 13,067               --           13,067
                                                             -------          -------          -------
Total business volume                                        $14,024          $ 1,145          $15,169
Net investment income                                          2,530              301            2,831
Interest credited to contractholders                           1,179               --            1,179
Amortization of deferred acquisition costs                       171              208              379
Total expenditures for deferred acquisition costs                553              298              851
Federal income taxes (FIT) on operating income                   377              209              586
Operating income (excludes realized gains or
      losses and the related FIT)                            $   801          $   399          $ 1,200
Segment Assets                                               $69,836          $ 8,030          $77,866
-------------------------------------------------------------------------------------------------------

                                       F-18

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

-------------------------------------------------------------------------------------------------------
AT AND FOR THE YEAR
ENDED DECEMBER 31, 2000                                  TRAVELERS LIFE &   PRIMERICA LIFE
($ IN MILLIONS)                                              ANNUITY          INSURANCE         TOTAL
-------------------------------------------------------------------------------------------------------

Business Volume:
     Premiums                                                $   860          $ 1,106          $ 1,966
     Deposits                                                 11,536               --           11,536
                                                             -------          -------          -------
Total business volume                                        $12,396          $ 1,106          $13,502
Net investment income                                          2,450              280            2,730
Interest credited to contractholders                           1,038               --            1,038
Amortization of deferred acquisition costs                       166              181              347
Total expenditures for deferred acquisition costs                520              272              792
Federal income taxes (FIT) on operating income                   381              197              578
Operating income (excludes realized gains or
     losses and the related FIT)                             $   777          $   376          $ 1,153
Segment Assets                                               $62,771          $ 7,522          $70,293
-------------------------------------------------------------------------------------------------------

                                       F-19

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

----------------------------------------------------------------------------------------------
BUSINESS SEGMENT RECONCILIATION:
($ IN MILLIONS)                                          AT AND FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------

BUSINESS VOLUME AND REVENUES                                   2002         2001         2000
----------------------------------------------------------------------------------------------
Total business volume                                       $ 13,830     $ 15,169     $ 13,502
Other revenues, including fee income                             696          644          635
Elimination of deposits                                      (11,906)     (13,067)     (11,536)
                                                            --------     --------     --------
Revenue from external sources                                  2,620        2,746        2,601
Net investment income                                          2,936        2,831        2,730
Realized investment gains (losses)                              (322)         125          (77)
==============================================================================================
      Total revenues                                        $  5,234     $  5,702     $  5,254
==============================================================================================

OPERATING INCOME
----------------------------------------------------------------------------------------------
Total operating income of business segments                 $  1,291     $  1,200     $  1,153
Realized investment gains (losses), net of tax                  (209)          81          (50)
Cumulative effect of change in accounting for
  derivative instruments and hedging activities,
  net of tax                                                      --           (6)          --
Cumulative effect of change in accounting for
  securitized financial assets, net of tax                        --           (3)          --
----------------------------------------------------------------------------------------------
      Income from continuing operations                     $  1,082     $  1,272     $  1,103
==============================================================================================

ASSETS
----------------------------------------------------------------------------------------------
Total assets of business segments                           $ 82,995     $ 77,866     $ 70,293
==============================================================================================

BUSINESS VOLUME AND REVENUES
----------------------------------------------------------------------------------------------
Individual Annuities                                        $  6,307     $  7,166     $  7,101
Group Annuities                                                7,285        8,383        6,563
Individual Life and Health Insurance and COLI                  3,116        2,970        2,550
Other (a)                                                        432          250          576
Elimination of deposits                                      (11,906)     (13,067)     (11,536)
----------------------------------------------------------------------------------------------
      Total revenue                                         $  5,234     $  5,702     $  5,254
==============================================================================================

(a) Other represents revenue attributable to unallocated capital and run-off businesses.

The Company's revenue was derived almost entirely from U.S. domestic business.
Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                                       F-20

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

4.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

--------------------------------------------------------------------------------------------------------
                                                                        GROSS        GROSS
DECEMBER 31, 2002                                        AMORTIZED    UNREALIZED   UNREALIZED     FAIR
($ IN MILLIONS)                                            COST         GAINS        LOSSES       VALUE
--------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                              $ 6,975      $   434      $     2      $ 7,407
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and            2,402           39           19        2,422
     authorities
     Obligations of states, municipalities and
     political subdivisions                                   297           22            0          319
     Debt securities issued by foreign governments
                                                              365           30            2          393
     All other corporate bonds                             20,894          982          608       21,268
     Other debt securities                                  4,348          229           66        4,511
     Redeemable preferred stock                               147            1           34          114
--------------------------------------------------------------------------------------------------------
Total Available For Sale                                  $35,428      $ 1,737      $   731      $36,434
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                        GROSS        GROSS
DECEMBER 31, 2001                                        AMORTIZED    UNREALIZED   UNREALIZED     FAIR
($ IN MILLIONS)                                            COST         GAINS        LOSSES       VALUE
--------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                              $ 6,654      $   116      $    57      $ 6,713
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                            1,677            8           63        1,622
     Obligations of states, municipalities and
     political subdivisions                                   108            4            1
                                                                                                     111
     Debt securities issued by foreign governments
                                                              810           46            5          851
     All other corporate bonds                             17,904          482          260       18,126
     Other debt securities                                  4,406          154           86        4,474
     Redeemable preferred stock                               171           12            8          175
--------------------------------------------------------------------------------------------------------
         Total Available For Sale                         $31,730      $   822      $   480      $32,072
--------------------------------------------------------------------------------------------------------

                                       F-21

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Proceeds from sales of fixed maturities classified as available for sale were
$15.5 billion, $14.1 billion and $10.8 billion in 2002, 2001 and 2000, respectively. Gross gains of $741 million, $633 million and $213 million and gross losses of $309 million, $273 million and $407 million in 2002, 2001 and
2000, respectively, were realized on those sales. Additional losses of $639 million, $153 million and $25 million in 2002, 2001 and 2000, respectively, were realized due to other-than-temporary losses in value. Impairment activity increased significantly beginning in the fourth quarter of 2001 and continued
throughout 2002. Impairments were concentrated in telecommunication and energy company investments.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $5.1 billion and $4.6 billion at
December 31, 2002 and 2001, respectively.

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   ---------------------------------------------------------------------------
                                                      AMORTIZED
   ($ IN MILLIONS)                                       COST       FAIR VALUE
   ---------------------------------------------------------------------------
   MATURITY:
        Due in one year or less                         $2,572        $2,605
        Due after 1 year through 5 years                10,162        10,430
        Due after 5 years through 10 years               8,591         8,768
        Due after 10 years                               7,128         7,224
   ---------------------------------------------------------------------------
                                                        28,453        29,027
   ---------------------------------------------------------------------------
        Mortgage-backed securities                       6,975         7,407
   ---------------------------------------------------------------------------
            Total Maturity                             $35,428       $36,434
   ---------------------------------------------------------------------------

The Company makes investments in collateralized mortgage obligations (CMOs).
CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The
Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2002 and 2001, the Company held CMOs classified as available for sale with a fair value of $4.7 billion and $4.5 billion, respectively.
Approximately 35% and 38%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2002 and 2001.
In addition, the Company held $2.6 billion and $2.1 billion of GNMA, FNMA or
FHLMC mortgage-backed pass-through securities at December 31, 2002 and 2001, respectively. All of these securities are rated AAA.

                                       F-22

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The
Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in short-term securities. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2002 and 2001, the Company held cash collateral of $2.8 billion and $2.4 billion, respectively.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:

 ---------------------------------------------------------------------------------------------
 EQUITY SECURITIES:                                GROSS UNREALIZED  GROSS UNREALIZED   FAIR
 ($ IN MILLIONS)                            COST         GAINS            LOSSES       VALUE
 ---------------------------------------------------------------------------------------------

 DECEMBER 31, 2002
      Common stocks                          $48           $9               $7           $50
      Non-redeemable preferred stocks        280            8                6           282
 ---------------------------------------------------------------------------------------------
          Total Equity Securities           $328          $17              $13          $332
 ---------------------------------------------------------------------------------------------

 DECEMBER 31, 2001
      Common stocks                          $96          $11               $6          $101
      Non-redeemable preferred stocks        375            8               12           371
 ---------------------------------------------------------------------------------------------
          Total Equity Securities           $471          $19              $18          $472
 ---------------------------------------------------------------------------------------------

Proceeds from sales of equity securities were $945 million, $112 million and
$397 million in 2002, 2001 and 2000, respectively. Gross gains of $8 million,
$10 million and $107 million and gross losses of $4 million, $13 million and $9 million in 2002, 2001 and 2000, respectively, were realized on those sales.
Additional losses of $19 million, $96 million and $7 million in 2002, 2001 and
2000, respectively, were realized due to other-than-temporary losses in value.

MORTGAGE LOANS AND REAL ESTATE

At December 31, 2002 and 2001, the Company's mortgage loan and real estate portfolios consisted of the following:

 ----------------------------------------------------------------------------
 ($ IN MILLIONS)                                        2002          2001
 ----------------------------------------------------------------------------

 Current Mortgage Loans                                $1,941        $1,976
 Underperforming Mortgage Loans                            44            19
 ----------------------------------------------------------------------------
      Total Mortgage Loans                              1,985         1,995
 ----------------------------------------------------------------------------

 Real Estate - Foreclosed                                  17            42
 Real Estate - Investment                                  19            13
 ----------------------------------------------------------------------------
      Total Real Estate                                    36            55
 ----------------------------------------------------------------------------
      Total Mortgage Loans and Real Estate             $2,021        $2,050
 ============================================================================

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

                                       F-23

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Aggregate annual maturities on mortgage loans at December 31, 2002 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

        -----------------------------------------------------------
        YEAR ENDING DECEMBER 31,
        ($ IN MILLIONS)
        -----------------------------------------------------------
        Past Maturity                                    $13
        2003                                             183
        2004                                             156
        2005                                             123
        2006                                             198
        2007                                             135
        Thereafter                                     1,177
        -----------------------------------------------------------
             Total                                    $1,985
        ===========================================================

TRADING SECURITIES

Trading securities of the Company are held in Tribeca Citigroup Investments Ltd.
The assets and liabilities are valued at fair value as follows:

($ IN MILLIONS)                                 Fair value as of      Fair value as of
---------------                                 December 31, 2002     December 31, 2001
                                                -----------------     -----------------
ASSETS
    Trading securities
       Convertible bond arbitrage                     $1,442                $1,798
       Merger arbitrage                                   47                    80
       Other                                              42                     2
                                                      ------                ------
                                                      $1,531                $1,880
                                                      ======                ======
LIABILITIES
    Trading securities sold not yet purchased
       Convertible bond arbitrage                     $  520                $  836
       Merger arbitrage                                   13                    51
       Other                                              65                     4
                                                      ------                ------
                                                      $  598                $  891
                                                      ======                ======

The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 12.

                                       F-24

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

OTHER INVESTED ASSETS

Other invested assets are composed of the following:

  --------------------------------------------------------------------------
  ($ IN MILLIONS)                                       2002           2001
  --------------------------------------------------------------------------
  Investment in Citigroup preferred stock            $3,212           $987
  Partnership investments                             1,269            949
  Real estate joint ventures                            390            520
  Other                                                  38             29
  --------------------------------------------------------------------------
  Total                                              $4,909         $2,485
  --------------------------------------------------------------------------

CONCENTRATIONS

At December 31, 2002 and 2001, the Company had an investment in Citigroup
Preferred Stock of $3.2 billion and $987 million, respectively. See Note 14.

The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 14.

The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

  --------------------------------------------------------------------------
  ($ IN MILLIONS)                                       2002           2001
  --------------------------------------------------------------------------
  Electric Utilities                                 $3,979         $3,883
  Finance                                             3,681          1,633
  Banking                                             1,900          1,944
  --------------------------------------------------------------------------

The Company held investments in foreign banks in the amount of $869 million and
$954 million at December 31, 2002 and 2001, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $878 million and $358 million in Electric Utilities at December 31, 2002 and 2001, respectively, and total below investment grade assets were $3.8 billion and $2.3 billion at December 31,
2002 and 2001, respectively.

Included in mortgage loans were the following group concentrations:

  --------------------------------------------------------------------------
  ($ IN MILLIONS)                                       2002           2001
  --------------------------------------------------------------------------
  STATE
  California                                           $788           $788

  PROPERTY TYPE
  Agricultural                                       $1,212         $1,131

                                       F-25

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

NON-INCOME PRODUCING INVESTMENTS
Investments included in the consolidated balance sheets that were non-income producing amounted to $58.5 million and $27.7 million at December 31, 2002 and
2001, respectively.

RESTRUCTURED INVESTMENTS
The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2002 and 2001. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2002 and 2001. Interest on these assets, included in net investment income, was also insignificant in 2002 and 2001.

NET INVESTMENT INCOME

  -----------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                     2002      2001      2000
  ($ IN MILLIONS)
  -----------------------------------------------------------------------------

  GROSS INVESTMENT INCOME
       Fixed maturities                              $2,359    $2,328    $2,061
       Mortgage loans                                   167       210       223
       Trading                                            9       131       208
       Joint ventures and partnerships                  203        71       150
       Citigroup preferred stock                        178        53        53
       Other, including policy loans                    104       165       184
  -----------------------------------------------------------------------------
  Total gross investment income                       3,020     2,958     2,879
  -----------------------------------------------------------------------------
  Investment expenses                                    84       127       149
  -----------------------------------------------------------------------------
  Net investment income                              $2,936    $2,831    $2,730
  -----------------------------------------------------------------------------

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

  -----------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                     2002      2001      2000
  ($ IN MILLIONS)
  -----------------------------------------------------------------------------

  REALIZED INVESTMENT GAINS (LOSSES)
       Fixed maturities                              $(207)     $207     $(219)
       Equity securities                               (15)      (99)       91
       Mortgage loans                                   --         5        27
       Real estate held for sale                         8         3        25
       Derivatives                                     (77)       14        --
       Other                                           (31)       (5)       (1)
  -----------------------------------------------------------------------------
         Total realized investment gains (losses)    $(322)     $125      $(77)
  -----------------------------------------------------------------------------

                                       F-26

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

  ------------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31,                        2002    2001     2000
  ($ IN MILLIONS)
  ------------------------------------------------------------------------------

  UNREALIZED INVESTMENT GAINS (LOSSES)
       Fixed maturities                                  $664     $85     $891
       Equity securities                                    3      40     (132)
       Other                                               31     (20)      13
  ------------------------------------------------------------------------------
         Total unrealized investment gains (losses)       698      105     772
  ------------------------------------------------------------------------------
       Related taxes                                      243       37     271
  ------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)     455       68     501
       Balance beginning of year                          171      103    (398)
  ------------------------------------------------------------------------------
         Balance end of year                             $626     $171    $103
  ------------------------------------------------------------------------------

5.  REINSURANCE

Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance.
Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a
90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life, and in excess of $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $321.9 billion and $285.7 billion at December 31, 2002 and 2001.

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its
subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $231.8 million and $233.3 million in 2002 and
2001, respectively, and earned premiums ceded were $233.8 million and $240.1 million in 2002 and 2001, respectively.

The Company also reinsures the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB is
$19.1 billion, of which $12.4 billion or 65% is reinsured at December 31, 2002.
GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $4.6 billion at December 31, 2002, of which $3.8 billion or 82% is reinsured. During 2002, substantially all new contracts written were not reinsured.

Through TIC, the Company writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with the insurance subsidiaries of TPC.

                                       F-27

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                              FOR THE YEARS ENDING DECEMBER 31,
WRITTEN PREMIUMS                                2002         2001         2000
-------------------------------------------------------------------------------

Direct                                        $ 2,610      $ 2,848      $ 2,634
Assumed from:
     Non-affiliated companies                      --            1           --
Ceded to:
     Travelers Indemnity Company                  (83)        (146)        (195)
     Non-affiliated companies                    (614)        (591)        (465)
-------------------------------------------------------------------------------
Total Net Written Premiums                    $ 1,913      $ 2,112      $ 1,974
===============================================================================

EARNED PREMIUMS                                 2002         2001         2000
-------------------------------------------------------------------------------

Direct                                        $ 2,652      $ 2,879      $ 2,644
Assumed from:
     Non-affiliated companies                      --            1           --
Ceded to:
     Travelers Indemnity Company                 (109)        (180)        (216)
     Non-affiliated companies                    (619)        (598)        (462)
-------------------------------------------------------------------------------
Total Net Earned Premiums                     $ 1,924      $ 2,102      $ 1,966
===============================================================================

Travelers Indemnity Company was an affiliate in 2001, 2000 and for part of 2002.
See Note 15.

Reinsurance recoverables at December 31, 2002 and 2001 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

  REINSURANCE RECOVERABLES                                2002          2001
  -----------------------------------------------------------------------------

  Life and Accident and Health Business:
       Non-affiliated companies                          $2,589        $2,282
  Property-Casualty Business:
       Travelers Indemnity Company                        1,712         1,881
  -----------------------------------------------------------------------------
  Total Reinsurance Recoverables                         $4,301        $4,163
  =============================================================================

Reinsurance recoverables for the life and accident and health business include
$1,351 million and $1,060 million from General Electric Capital Assurance
Company, and also include $472 million and $500 million, from The Metropolitan
Life Insurance Company at December 31, 2002 and 2001, respectively.

6.  DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

The Company has two intangible, amortizable assets, DAC and the value of insurance in force. The following is a summary of capitalized DAC by type.

                                       F-28

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

                                Deferred &
                                 Payout      UL &     Traditional Life
 IN MILLIONS OF DOLLARS         Annuities    COLI         & Other        Total
 -------------------------------------------------------------------------------
                               -------------------------------------------------
 Balance December 31, 2000        $ 896      $299        $1,794         $2,989
                               -------------------------------------------------

        Deferred expenses
             and other              385       142           324            851
       Amortization expense        (144)      (11)         (224)          (379)

                               -------------------------------------------------
 Balance December 31, 2001        1,137       430         1,894          3,461

        Deferred expenses
             and other              348       172           348            868
       Amortization expense        (132)      (24)         (237)          (393)

                               -------------------------------------------------
 Balance December 31, 2002       $1,353      $578        $2,005         $3,936
 -------------------------------------------------------------------------------

The value of insurance in force totaled $130 milllion and $144 million at
December 31, 2002 and 2001, respectively, and is included in other assets.
Amortization expense on the value of insurance in force was $25 million and $26 million for the twelve months ended December 31, 2002 and 2001, respectively.
Amortization expense related to the value of insurance in force is estimated to be $20 million in 2003, $18 million in 2004, $16 million in 2005, $13 million in
2006 and $12 million in 2007. In 2002 there was an opening balance sheet reclassification between DAC and the value of insurance in force in the amount of $11 million. This had no impact on results of operations or shareholder's equity.

7.  DEPOSIT FUNDS AND RESERVES

At December 31, 2002 and 2001, the Company had $38.8 billion and $34.1 billion of life and annuity deposit funds and reserves, respectively. Of that total,
$21.8 billion and $19.1 billion is not subject to discretionary withdrawal based on contract terms. The remaining $17.0 billion and $15.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $5.7 billion and $4.2 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional
$5.5 billion and $5.0 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7% and 4.7%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.8 billion and $5.8 billion of liabilities are surrenderable without charge.
Approximately 10.0% and 10.2% of these relate to individual life products for
2002 and 2001, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $10.9 billion. The scheduled maturities for these GICs, including interest, are $4.5 billion, $1.5 billion, $1.3 billion, $1.4 billion and $4.0 billion in 2003, 2004, 2005, 2006 and thereafter. These GICs have a weighted average interest rate of 4.81% at December 31, 2002.

                                       F-29

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

8.  FEDERAL INCOME TAXES

     EFFECTIVE TAX RATE

     ($ IN MILLIONS)

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,            2002        2001         2000
     ---------------------------------------------------------------------------
     Income before federal income taxes        $1,503      $1,911       $1,654
     Statutory tax rate                            35%         35%         35%
     ---------------------------------------------------------------------------
     Expected federal income taxes                526         669          579
     Tax effect of:
          Non-taxable investment income           (62)        (20)         (19)
          Tax reserve release                     (43)        (18)         (12)
          Other, net                               --          (1)           3
     ---------------------------------------------------------------------------
     Federal income taxes                        $421        $630         $551
     ===========================================================================
     Effective tax rate                            28%         33%          33%
     ---------------------------------------------------------------------------

     COMPOSITION OF FEDERAL INCOME TAXES
     Current:
          United States                          $217        $424         $429
          Foreign                                  19          47           33
     ---------------------------------------------------------------------------
          Total                                   236         471          462
     ---------------------------------------------------------------------------
     Deferred:
          United States                           182         166           96
          Foreign                                   3          (7)          (7)
     ---------------------------------------------------------------------------
          Total                                   185         159           89
     ---------------------------------------------------------------------------
     Federal income taxes                        $421        $630         $551
     ===========================================================================

Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2002, 2001 and
2000 were $(17) million, $21 million and $24 million, respectively.

                                       F-30

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The net deferred tax liabilities at December 31, 2002 and 2001 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

--------------------------------------------------------------------------------
($ IN MILLIONS)                                                 2002     2001
--------------------------------------------------------------------------------

Deferred Tax Assets:
  Benefit, reinsurance and other reserves                        $422     $539
  Operating lease reserves                                         57       62
  Employee benefits                                               199      104
  Other                                                           289      158
--------------------------------------------------------------------------------
      Total                                                       967      863
--------------------------------------------------------------------------------

Deferred Tax Liabilities:
  Deferred acquisition costs and value of insurance in force   (1,097)    (968)
  Investments, net                                             (1,180)    (215)
  Other                                                          (138)     (89)
--------------------------------------------------------------------------------
      Total                                                    (2,415)  (1,272)
--------------------------------------------------------------------------------
Net Deferred Tax Liability                                    $(1,448)   $(409)
--------------------------------------------------------------------------------

The Company and its subsidiaries file a consolidated federal income tax return with Citigroup Inc. Federal income taxes are allocated to each member of the consolidated group, according to the Tax Sharing Agreement, on a separate return basis adjusted for credits and other amounts required by the Agreement.

At December 31, 2002 and 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately
$932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                                       F-31

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.   SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $256 million, $330 million and $981 million for the years ended December 31, 2002, 2001 and 2000, respectively. The Company's statutory capital and surplus was $6.9 billion and $5.1 billion at December 31,
2002 and 2001, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance
Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE
JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant
Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on the Company's statutory capital and surplus was not significant.
The impact of this change on statutory net income was $119 million in 2001, related to recording equity method investment earnings as unrealized gains versus net investment income.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $966 million is available by the end of the year 2003 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TLAC may not pay a dividend to TIC without such approval. Primerica Life may pay up to $148 million to TIC in 2003 without prior approval of the Massachusetts Insurance Department. The Company paid dividends of $586 million, $472 million and $860 million in 2002, 2001 and 2000, respectively.

In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)
     ---------------
     Citigroup Series YYY Preferred Stock            $2,225
     TLA Holdings LLC                                   142
     Cash and other assets                              189
     Pension, post-retirement, and post-
           employment benefits payable                 (279)
     Deferred tax assets                                 98
     Deferred tax liabilities                          (779)
                                                     ------
                                                     $1,596

     See Note 15.

                                       F-32

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.  SHAREHOLDER'S EQUITY (CONTINUED)

Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner
Sources were as follows:

                                                   NET UNREALIZED                                           ACCUMULATED OTHER
                                                   GAIN (LOSS) ON   FOREIGN CURRENCY   DERIVATIVE           CHANGES IN EQUITY
($ IN MILLIONS)                                    INVESTMENT       TRANSLATION        INSTRUMENTS AND      FROM NONOWNER
                                                   SECURITIES       ADJUSTMENTS        HEDGING ACTIVITIES   SOURCES
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                             $(397)          $  (1)               $  --                $(398)
Unrealized gains on investment securities,
   net of tax of $297                                    451              --                   --                  451
Reclassification adjustment for losses
   included in net income, net of tax of $(27)            50              --                   --                   50
Foreign currency translation adjustment, net
   of tax of $1                                           --               1                   --                    1
-----------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            501               1                   --                  502
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                               104              --                   --                  104
Cumulative effect of change in accounting
   for derivative instruments and hedging
   activities, net of tax of $(16)                        14              --                  (43)                 (29)
Unrealized gains on investment securities,
   net of tax of $80                                     149              --                   --                  149
Reclassification adjustment for gains
   included in net income, net of tax of $44             (81)             --                   --                  (81)
Foreign currency translation adjustment, net
   of tax of $(2)                                         --              (3)                  --                   (3)
Derivative instrument hedging activity
   losses, net of tax of $(35)                            --              --                  (66)                 (66)
-----------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                             82              (3)                (109)                 (30)
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                               186              (3)                (109)                  74
Unrealized gains on investment securities,
   net of tax of $132                                    246              --                   --                  246
Reclassification adjustment for losses
   included in net income, net of tax of $(113)          209              --                   --                  209
Foreign currency translation adjustment, net
   of tax of $2                                           --               3                   --                    3
Derivative instrument hedging activity losses,
net of tax of $(42)                                       --              --                  (78)                 (78)
-----------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            455               3                  (78)                 380
-----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                             $ 641           $  --                $(187)               $ 454
-----------------------------------------------------------------------------------------------------------------------------

                                       F-33

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

10.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2002, 2001 and 2000.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed
TPC's share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. The
Company's share of net expense for this plan was $10 million in 2002, and insignificant in 2001 and 2000.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed
TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The
Company's share of net expense for the other postretirement benefit plans was
$18 million in 2002 and not significant for 2001 and 2000.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a
401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2002, 2001 and 2000. See
Note 14.

11.  LEASES

Most leasing functions for the company are administered by a Citigroup subsidiary at December 31, 2002. Net rent expense for the Company was $24 million, $26 million, and $26 million in 2002, 2001 and 2000, respectively.

--------------------------------------------------------------------------------
YEAR ENDING DECEMBER 31,             MINIMUM OPERATING        MINIMUM CAPITAL
($ IN MILLIONS)                       RENTAL PAYMENTS         RENTAL PAYMENTS
--------------------------------------------------------------------------------
2003                                       $ 43                     $ 5
2004                                         42                       5
2005                                         47                       5
2006                                         54                       5
2007                                         54                       6
Thereafter                                  131                      24
--------------------------------------------------------------------------------
Total Rental Payments                      $371                     $50
================================================================================

Future sublease rental income of approximately $66 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease, totaling $164 million, by an affiliate.

                                       F-34

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

12. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS
The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The
Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup
Investments Ltd., holds and issues derivative instruments in conjunction with these funding strategies.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions.
These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

                                       F-35

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the
Company's Canadian Operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different permissible investment. Under credit default swaps, the Company agrees with other parties to receive, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2002 and 2001:

                                         Year Ended          Year Ended
   In millions of dollars                December 31, 2002   December 31, 2001
   -----------------------------------------------------------------------------
   Hedge ineffectiveness recognized
       related to fair value hedges           $(18.3)             $(4.1)

   Hedge ineffectiveness recognized
       related to cash flow hedges              14.8               (6.2)

   Net gain recorded in accumulated
       other changes in equity from
       nonowner sources related to net
       investment hedges                        (8.4)               0.8

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended
December 31, 2001 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31,
2002 is $(27.2) million.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For swaps, options and forward contracts, credit risk is limited to the amount that it would cost the
Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

                                       F-36

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $240.9 million and $212.2 million at
December 31, 2002 and 2001, respectively. The Company had unfunded commitments of $630.0 million and $661.5 million to these partnerships at December 31, 2002 and 2001, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS
The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial
Accounting Standards No. 107, "Disclosure about Fair Value of Financial
Instruments," and therefore are not included in the amounts discussed.

At December 31, 2002 and 2001, investments in fixed maturities had a carrying value and a fair value of $36.4 billion and $32.1 billion, respectively. See
Notes 1 and 4.

At December 31, 2002, mortgage loans had a carrying value of $2.0 billion and a fair value of $2.2 billion and at year-end 2001 had a carrying value of $2.0 billion and a fair value of $2.1 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative
Preferred Stock Series YYY, carried at cost of $2,225 million at December 31,
2002, acquired as a contribution from TPC. This Series YYY preferred stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after
February 27, 2022. Dividends totaling $125 million were received in 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative
Preferred Stock Series YY, carried at cost of $987 million at December 31, 2002 and 2001. This series YY preferred stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during 2002, 2001 and 2000, respectively.
There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2002, contractholder funds with defined maturities had a carrying value of $12.5 billion and a fair value of $13.3 billion, compared with a carrying value and a fair value of $9.5 billion and $10.0 billion at December
31, 2001. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $11.1 billion and a fair value of $10.7 billion at December 31, 2002, compared with a carrying value of $10.6 billion and a fair value of $10.3 billion at December 31, 2001. These contracts generally are valued at surrender value.

The carrying values of $321 million and $495 million of financial instruments classified as other assets approximated their fair values at December 31, 2002 and 2001, respectively. The carrying value of $1.5 billion of financial instruments classified as other liabilities at both December 31, 2002 and 2001 also approximated their fair values at both December 31, 2002 and 2001. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

                                       F-37

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $511 million at December 31, 2002, compared with a carrying value and a fair value of $507 million at December 31, 2001. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $511 million at December 31, 2002, compared with a carrying value and a fair value of $507 million at December 31, 2001.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

13. COMMITMENTS AND CONTINGENCIES

LITIGATION

TIC and its subsidiaries are defendants or co-defendants in various litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's results of operations, financial condition or liquidity.

14. RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the
Company as of December 31, 2002. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. The
Company paid Citigroup and its subsidiaries $56.9 million and $43.6 million in
2002 and 2001, respectively, for these services. The Company paid TPC $33.6 million and $30.0 million in 2002 and 2001, respectively, for these services.
The amounts due from affiliates related to these services, included in other assets at December 31, 2002, were insignificant and in 2001 were $88.2 million.
See Note 15.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2002 and 2001, the pool totaled approximately $4.2 billion and $5.6 billion, respectively. The Company's share of the pool amounted to $3.8 billion and $2.6 billion at December 31, 2002 and 2001, respectively, and is included in short-term securities in the consolidated balance sheets.

                                       F-38

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

At December 31, 2002 and 2001 the Company had outstanding loaned securities to
SSB for $267.1 million and $413.5 million, respectively.

Included in other invested assets is a $3.2 billion and $987 million investment in Citigroup preferred stock at December 31, 2002 and 2001, respectively, carried at cost. Dividends received on these investments were $178 million in
2002, and $53 million in each of 2001 and 2000.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $186.1 million and $310.9 million at December 31, 2002 and 2001, respectively. Income of $99.7 million, $65.5 million and $67.0 million was earned on these investments in 2002, 2001 and 2000, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $21.6 million at both
December 31, 2002 and 2001. Income (loss) of $0, $(41.6) million and $8.1 million were earned on this investment in 2002, 2001 and 2000, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's-length basis.

The Company markets deferred annuity products and life insurance through its affiliate, Salomon Smith Barney (SSB). Annuity deposits related to these products were $1.0 billion, $1.5 billion, and $1.8 billion in 2002, 2001 and
2000, respectively. Life premiums were $109.7 million, $96.5 million and $77.0 million in 2002, 2001 and 2000, respectively.

The Company also markets individual annuity and life insurance through
CitiStreet Retirement Services LLC, a division of CitiStreet, a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet
Retirement Services, LLC were $1.6 billion in each of 2002 and 2001 and $1.8 billion in 2000.

The Company markets individual annuity products through an affiliate Citibank,
N.A. (Citibank). Deposits received from Citibank were $303 million, $564 million and $392 million in 2002, 2001 and 2000, respectively.

Primerica Financial Services (PFS), an affiliate, is a distributor of products for TLA. PFS sold $787 million, $901 million and $1.03 billion of individual annuities in 2002, 2001 and 2000, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon
U.S. gross direct premiums received by Primerica Life. In each of 2002, 2001, and 2000 the fees paid by Primerica Life were $12.5 million.

The Company sells structured settlement annuities to the property casualty subsidiaries of TPC. See Note 15.

                                       F-39

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup
Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and
Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2002, 2001 and 2000.

The Company also participates in the Citigroup Capital Accumulation Program.
Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The
Company's charge to income for this program was insignificant in 2002, 2001 and
2000.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included with other assets in the Consolidated Balance
Sheet and is recognized as a charge to income ratably over the vesting period.
The Company's charge to income was insignificant during 2002, 2001 and 2000.

The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and
related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

                                       F-40

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

15.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On March 27, 2002, Travelers Property Casualty Corp. (TPC), the Company's parent at December 31, 2001, completed its initial public offering (IPO). On August 20,
2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. Prior to the IPO the following transactions occurred:

     o    The common stock of the Company was distributed by TPC to CIHC so the
          Company would remain an indirect wholly owned subsidiary of Citigroup.

     o    The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o    TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o    The Company assumed pension, post-retirement and post-employment benefits payable to all inactive employees of the former Travelers
          Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities.

     o    The Company received 2,225 shares of Citigroup's 6.767% Cumulative
          Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. At December 31, 2002, the Company still receives certain services from
TPC on a contract basis. The Company paid TPC $33.6 million and $30.0 million in
2002 and 2001, respectively, for these services.

The Company sells structured settlement annuities to the property casualty insurance subsidiaries of TPC. Such premiums and deposits were $159 million,
$194 million and $191 million for 2002, 2001 and 2000, respectively.

The Company has a license from TPC to use the names "Travelers Life & Annuity,"
"The Travelers Insurance Company," "The Travelers Life and Annuity Company" and
related names in connection with the Company's business.

                                       F-41

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

16.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:

-----------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2002         2001         2000
($ IN MILLIONS)
-----------------------------------------------------------------------------------------

Net Income                                             $ 1,082      $ 1,281      $ 1,103
Adjustments to reconcile net income to net
cash provided by operating activities:
Realized (gains) losses                                    322         (125)          77
Deferred federal income taxes                              185          159           89
Amortization of deferred policy acquisition
costs                                                      393          379          347
Additions to deferred policy acquisition costs            (878)        (851)        (792)
Investment income                                         (119)        (493)        (384)
Premium balances                                            (7)           7           20
Insurance reserves and accrued expenses                    493          686          559
Other                                                     (403)         237          221
----------------------------------------------------------------------------------------
Net cash provided by operations                        $ 1,068      $ 1,280      $ 1,240
----------------------------------------------------------------------------------------

17.  NON-CASH INVESTING AND FINANCING ACTIVITIES

Significant non-cash investing and financing activities include the contribution of $2,225 million of Citigroup YYY preferred stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million.

                                       F-42

         INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

                                                                                              PAGE
The Travelers Insurance Company and Subsidiaries

     Independent Auditors' Report                                                              F-1

     Consolidated Statements of Income                                                         F-2

     Consolidated Balance Sheets                                                               F-3

     Consolidated Statements of Changes In Shareholder's Equity                                F-4

     Consolidated Statements of Cash Flows                                                     F-5

     Notes to Consolidated Financial Statements                                                F-6

Independent Auditors' Report                                                                  F-44

Schedule I - Summary of Investments - Other than Investments in Related Parties 2002          F-45

Schedule III - Supplementary Insurance Information 2000-2002                                  F-46

Schedule IV - Reinsurance 2000-2002                                                           F-47

All other schedules are inapplicable for this filing.

                                      F-43

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of January 21, 2003, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2002 and
2001, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2002, which are included in this Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in
2002, and its methods of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2003

                                       F-44

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002
                                 ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------
TYPE OF INVESTMENT                                                                    AMOUNT SHOWN IN
                                                                 COST       VALUE     BALANCE SHEET(1)
------------------------------------------------------------------------------------------------------

Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
           Authorities                                         $ 6,416     $ 6,658       $ 6,658
         States, municipalities and political subdivisions         297         319           319
         Foreign governments                                       365         393           393
         Public utilities                                        3,261       3,149         3,149
         Convertible bonds and bonds with warrants attached        263         269           269
         All other corporate bonds                              24,679      25,532        25,532
------------------------------------------------------------------------------------------------------
              Total Bonds                                       35,281      36,320        36,320
     Redeemable preferred stocks                                   147         114           114
------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                                 35,428      36,434        36,434
------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Banks, trust and insurance companies                       10          10            10
         Industrial, miscellaneous and all other                    38          40            40
------------------------------------------------------------------------------------------------------
              Total Common Stocks                                   48          50            50
     Nonredeemable preferred stocks                                280         282           282
------------------------------------------------------------------------------------------------------
         Total Equity Securities                                   328         332           332
------------------------------------------------------------------------------------------------------

Mortgage Loans                                                   1,985                     1,985
Real Estate Held For Sale                                           36                        36
Policy Loans                                                     1,168                     1,168
Short-Term Securities                                            4,414                     4,414
Trading Securities                                               1,531                     1,531
Other Investments(2,3,4)                                         1,382                     1,382
------------------------------------------------------------------------------------------------------
         Total Investments                                     $46,272                   $47,282
======================================================================================================

(1)  Determined in accordance with methods described in Notes 1 and 4 of the
     Notes to Consolidated Financial Statements.

(2)  Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 14 of
     Notes to Consolidated Financial Statements.

(3)  Also excludes $315 million fair value of investment in affiliated partnership interests.

(4)  Includes derivatives marked to market and recorded at fair value in the balance sheet.

                                       F-45

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------------------------
                                                       FUTURE POLICY
                                       DEFERRED        BENEFITS,        OTHER POLICY
                                       POLICY          LOSSES, CLAIMS   CLAIMS AND                      NET             BENEFITS,
                                       ACQUISITION     AND LOSS         BENEFITS         PREMIUM        INVESTMENT      CLAIMS AND
                                       COSTS           EXPENSES(1)      PAYABLE          REVENUE        INCOME          LOSSES(2)
----------------------------------------------------------------------------------------------------------------------------------

                       2002
                       ----
Travelers Life & Annuity                $2,043           $37,774             $461          $  730         $2,646        $2,404
Primerica Life                           1,893             3,261              147           1,194            290           527
----------------------------------------------------------------------------------------------------------------------------------
Total                                   $3,936           $41,035             $608          $1,924         $2,936        $2,931
==================================================================================================================================

                       2001
                       ----
Travelers Life & Annuity                $1,672           $33,475             $368           $ 957         $2,530        $2,534
Primerica Life                           1,789             3,044              144           1,145            301           507
----------------------------------------------------------------------------------------------------------------------------------
Total                                   $3,461           $36,519             $512          $2,102         $2,831        $3,041
==================================================================================================================================

                       2000
                       ----
Travelers Life & Annuity                $1,291           $29,377             $321           $ 860         $2,450        $2,294
Primerica Life                           1,698             2,856              140           1,106            280           496
----------------------------------------------------------------------------------------------------------------------------------
Total                                   $2,989           $32,233             $461          $1,966         $2,730        $2,790
==================================================================================================================================

----------------------------------------------

   AMORTIZATION OF
   DEFERRED POLICY   OTHER
   ACQUISITION       OPERATING       PREMIUMS
   COSTS             EXPENSES         WRITTEN
----------------------------------------------

      $174             $190           $  729
       219              217            1,184
----------------------------------------------
      $393             $407           $1,913
==============================================

      $171             $154           $  955
       208              217            1,157
----------------------------------------------
      $379             $371           $2,112
==============================================

      $166             $233           $  859
       181              230            1,115
----------------------------------------------
      $347             $463           $1,974
==============================================

(1)  Includes contractholder funds.
(2)  Includes interest credited to contractholders.

                                       F-46

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------
                                                                    ASSUMED                   PERCENTAGE
                                                     CEDED TO        FROM                     OF AMOUNT
                                        GROSS          OTHER         OTHER         NET         ASSUMED
                                        AMOUNT       COMPANIES     COMPANIES      AMOUNT       TO NET
--------------------------------------------------------------------------------------------------------

2002
----
Life Insurance In Force                $549,066      $321,940      $  3,568      $230,694        1.5%
Premiums:
     Life insurance                    $  2,227           377      $     --      $  1,850         --
     Accident and health insurance          316           242            --            74         --
     Property casualty                      109           109            --            --         --
                                       --------      --------      --------      --------       ----
         Total Premiums                $  2,652      $    728      $     --      $  1,924         --
                                       ========      ========      ========      ========       ====

2001
----
Life Insurance In Force                $510,457      $285,696      $  3,636      $228,397        1.6%
Premiums:
     Life insurance                    $  2,378      $    352      $     --      $  2,026         --
     Accident and health insurance          321           246             1            76         --
     Property casualty                      180           180            --            --         --
                                       --------      --------      --------      --------       ----
         Total Premiums                $  2,879      $    778      $      1      $  2,102         --
                                       ========      ========      ========      ========       ====

2000
----
Life Insurance In Force                $480,958      $252,498      $  3,692      $232,152        1.6%
Premiums:
     Life insurance                    $  2,106      $    330      $     --      $  1,776         --
     Accident and health insurance          322           132            --           190         --
     Property casualty                      216           216            --            --         --
                                       --------      --------      --------      --------       ----
         Total Premiums                $  2,644      $    678      $     --      $  1,966         --
                                       ========      ========      ========      ========       ====

                                       F-47

PART C

Other Information

Item 28.	Financial Statements and Exhibits

(a)	The financial statements of the Registrant, as well as of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities and The Travelers Timed Short-Term Bond Account for Variable Annuities, and the Reports of Independent Auditors thereto, are in the Annual Reports for the respective Accounts and are incorporated into the Statement of Additional Information by reference. For each of the Accounts, these financial statements include the following as applicable:

Statement of Assets and Liabilities as of December 31, 2002
Statement of Operations for the year ended December 31, 2002
Statements of Changes in Net Assets for the years ended December 31, 2002 and 2001
Statement of Investments as of December 31, 2002
Notes to Financial Statements

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the reports of Independent Auditors are contained in the Statements of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

Consolidated Statements of Income for the years ended December 31, 2002, 2001 and 2000
Consolidated Balance Sheets as of December 31, 2002 and 2001
Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2002, 2001 and 2000
Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000
Notes to Consolidated Financial Statements

(b)	Exhibits

Exhibit Number	Description

1.	Resolution of The Travelers Insurance Company’s Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-3 filed on February 29, 1996.)

2.	Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit D to the Definitive Proxy Statement on Schedule 14A filed March 9, 1999, Acession No. 0000950123-99-001975.)

3.	Custody Agreement between the Registrant and Chase Manhattan Bank, N. A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-3 filed on April 26, 1995.)

4.	Investment Advisory Agreement between the Registrant and The Travelers Investment Management Company. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-3 filed on February 29, 1996.)

5(a).	Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-3, File No. 2-27330, filed April 30, 2001.)

5(b)	Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

7.	Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 29 the Registration Statement on Form N-4, File No. 2-79529 filed on April 19, 1996.)

Exhibit Number	Description

8(a)	Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement Form S-2-, File No. 33-58677, filed via Edgar on April 18, 1995.)

8(b)	By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement Form S-2-, File No. 33-58677, filed via Edgar on April 18, 1995.)

12.	Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-3 filed April 28, 1997.)

13.	Consent of KPMG LLP, Independent Auditors. Filed herewith.

16.	Schedule for Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-3 filed April 28, 1997.)

17.	Code of Ethics. (Incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 73 to the Registration Statement on Form N-3, File No. 2-27330, filed April 30, 2001.)

18.	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to Exhibit 18(a) to the Post-Effective Amendment No. 12 to the Registration Statement on Form N-3, filed February 29, 1996.)

Powers of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No.18 to the Registration Statement on Form N-3, filed April 28, 2001.)

Powers of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan filed herewith. (Incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 18 to the Registration Statement, filed April 30, 2001.)

Power of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for Kathleen A. Preston. (Incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-3, File No. 33-13053, filed April 30, 2002.)

Powers of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for R. Jay Gerken, and David A. Golino. Filed herewith.

Item 29.	Directors and Officers of The Travelers Insurance Company

Name and Principal Business Address	Positions and Offices with Insurance Company

George C. Kokulis*	Director, Chairman, President and Chief Executive Officer

Glenn D. Lammey*	Director, Executive Vice President, Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston*	Director and Executive Vice President

Edward W. Cassidy*	Senior Vice President

Marla Berman Lewitus*	Director, Senior Vice President and General Counsel

Brendan Lynch*	Senior Vice President

Laura A. Pantaleo***	Senior Vice President

David A. Tyson*	Senior Vice President

F. Denney Voss*	Senior Vice President

David A. Golino*	Vice President and Controller

Donald R. Munson, Jr.*	Vice President

Mark Remington*	Vice President

Tim W. Still*	Vice President

Linn K. Richardson*	Second Vice President and Actuary

Paul Weissman*	Second Vice President and Actuary

Ernest J.Wright*	Vice President and Secretary

Kathleen A. McGah*	Assistant Secretary and Deputy General Counsel

*	The Travelers Insurance Company One Cityplace Hartford, CT 06103-3415	**	Citigroup Inc. 399 Park Avenue New York, N.Y. 10022

***	Travelers Financial Distributors 2 Tower Center East Brunswick, NJ 08816

Item 30.	Persons Controlled by or Under Common Control with the Depositor or Registrant.

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.

Item 31.	Number of Contract Owners

As of February 28, 2003, 8,828 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 32.	Indemnification

Pursuant to the provisions of Article IV, Section 4.4 of the Rules and Regulations of the Registrant, indemnification is provided to members of the Board of Managers, officers and employees of the Registrant in accordance with the standards established by Sections 33-770-33-778, inclusive of the Connecticut General Statutes (“C.G.S.”) relating to indemnification under the Connecticut Stock Corporation Act.

Sections 33-770 et seq. of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation.

The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually in curred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by i t is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33.	Business and Other Connections of Investment Adviser

Information as to Officers and Directors of The Travelers Investment Management Company (TIMCO), the Sub-Adviser for The Travelers Growth and Income Stock Account for Variable Annuities, is in included in its Form ADV (File No. 801-07212) filed with the Commission, which is incorporated herein by reference thereto.

Item 34.	Principal Underwriter

(a)	Travelers Distribution LLC One Cityplace Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Growth and Income Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve fo r Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)	Name and Principal Business Address*	Positions and Offices With Underwriter

	Kathleen L. Preston	Board of Manager

	Glenn D. Lammey	Board of Manager

	William F. Scully III	Board of Manager

	Donald R. Munson, Jr.	Board of Manager, President, Chief Executive Officer and Chief Operating Officer

	Tim W. Still	Vice President

	Anthony Cocolla	Vice President

	John M. Laverty	Treasurer and Chief Financial Officer

	Alison K. George	Chief Compliance Officer

	Ernest J. Wright	Secretary

	Kathleen A. McGah	Assistant Secretary

	William D. Wilcox	Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c)	Not Applicable

Item 35.	Location of Accounts and Records

(1)	The Travelers Insurance Company P.O. Box 990026 Hartford, Connecticut 06199-0026

(2)	Chase Manhattan Bank, N.A. Chase MetroTech Center Brooklyn, New York 11245

Item 36.	Management Services

Not applicable.

Item 37.	Undertakings

The undersigned Registrant hereby undertakes:

(a)	To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.

The Company hereby represents:

(a)	That the aggregate charges under the Contract of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 29th day of April 2003.

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
FOR VARIABLE ANNUITIES
(Registrant)

By:	*R. JAY GERKEN

R. Jay Gerken, Chairman of the Board of Managers, Chief Executive Officer and President

As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed below by the following persons in the capacities indicated on 29th day of April 2002.

R. JAY GERKEN (R.Jay Gerken)	Chairman of the Board of Managers, Chief Executive Officer and President

*ROBERT E. MCGILL III (Robert E. McGill III)	Trustee

*LEWIS MANDELL (Lewis Mandell)	Trustee

*FRANCES M. HAWK (Frances M. Hawk)	Trustee

*DAVID A. GOLINO (David A. Golino)	Principal Accounting Officer

*By: /s/Ernest J. Wright, Attorney-in-Fact
Secretary, Board of Managers

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 29th day of April, 2003.

THE TRAVELERS INSURANCE COMPANY
(Insurance Company)

By:	*GLENN D. LAMMEY

Glenn D. Lammey, Chief Financial Officer, and Chief Accounting Officer

As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on the 29th day of April 2003.

*GEORGE C. KOKULIS (George C. Kokulis)	Director, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*KATHLEEN L. PRESTON (Kathleen L. Preston)	Director

* By: /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
13.	Consent of KPMG LLP, Independent Auditors	Electronically
18.	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for R. Jay Gerken, and David A. Golino.	Electronically